CAPITAL INCOME BUILDER, INC.

                                     Part B
                      Statement of Additional Information

                              January 1, 2004


                         (as amended March 9, 2004)





This document is not a prospectus but should be read in conjunction with the current prospectus of Capital Income Builder (the "fund or "CIB") dated January 1, 2004. The prospectus may be obtained from your financial adviser or by writing to the fund at the following address:

                          Capital Income Builder, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       25
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       31
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       34
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       38
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       42
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       42
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       44
Shareholder Account Services and Privileges . . . . . . . . . . . .       46
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       49
General Information . . . . . . . . . . . . . . . . . . . . . . . .       50
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       53
Financial Statements




                        Capital Income Builder - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


INCOME PRODUCING SECURITIES

..    The fund will invest at least 90% of its assets in income-producing securities.

EQUITY SECURITIES

..    The fund will invest at least 50% of its assets in equity securities.

DEBT SECURITIES

..    The fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba or below by Moody's Investors Service, Inc. ("Moody's") and BB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES


..    The fund may invest up to 45% of its assets in securities of issuers domiciled outside the United States.


                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be


                        Capital Income Builder - Page 2
subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The values of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, values of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated debt securities.


Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Debt securities may be sensitive to adverse economic changes, political and corporate developments and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks


                        Capital Income Builder - Page 3
automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the United States may involve special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


                        Capital Income Builder - Page 4
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Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued by U.S. government agencies, including the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae securities) or the issuer (in the case of Fannie Mae and Freddie Mac securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by Ginnie Mae, Fannie Mae and Freddie Mac. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" ("CMOs") are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on these securities' effective maturities is magnified.


                        Capital Income Builder - Page 5
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"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts ("REITs"), which are pooled investment vehicles that primarily invest in real estate or real estate-related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to nine months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the


                        Capital Income Builder - Page 6
borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


                        Capital Income Builder - Page 7

RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended 2003 and 2002 were 27% and 36%, respectively. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;


                        Capital Income Builder - Page 8

3.   Invest in companies for the purpose of exercising control or management;

4. Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16.  Write, purchase or sell put options, call options or combinations thereof;


                        Capital Income Builder - Page 9

With respect to investment restriction number 6, investments in 144A securities and 4(2) commercial paper are excluded for the purposes of calculating the 10% limitation.


With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the United States, the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the United States based on the issuer's principal or major business activities.


Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


NON-FUNDAMENTAL POLICIES - The following policies may be changed without shareholder approval.


1.   The fund may not issue senior securities, except as permitted by the 1940
Act.

2. The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


                        Capital Income Builder - Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS


                                     YEAR FIRST                                        NUMBER OF BOARDS
                        POSITION      ELECTED                                           WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR     PRINCIPAL OCCUPATION(S) DURING    COMPLEX/2/ ON WHICH            HELD
     NAME AND AGE         FUND     OF THE FUND/1/            PAST 5 YEARS               DIRECTOR SERVES          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1987        Private investor; former                  19            Ducommun Incorporated;
 Christie                                           President and CEO, The Mission                          IHOP Corporation;
 Age: 70                                            Group (non-utility holding                              Southwest Water
                                                    company, subsidiary of Southern                         Company;
                                                    California Edison Company)                              Valero L.P.
-----------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow          Director       2001        Professor, Columbia University,            2            None
 Age: 45                                            School of International and
                                                    Public Affairs
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director       1992        Private investor; Chairman of              5            None
 Age: 49                                            the Board and CEO, Ladera
                                                    Management Company (venture
                                                    capital and agriculture);
                                                    former owner and President,
                                                    Energy Investment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale           Director       1987        President, The Lovejoy                     5            None
 Age: 68                                            Consulting Group, Inc. (a pro
                                                    bono consulting group advising
                                                    non-profit organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Director       1992        Deputy Chairman of the Council             3            None
 Age: 67                                            and Chairman of the
                                                    International Advisory Panel,
                                                    Graduate School of Government,
                                                    University of Sydney,
                                                    Australia; Member of the Board
                                                    of Directors, The Lowy
                                                    Institute for International
                                                    Policy Studies, Sydney,
                                                    Australia; Chairman of the
                                                    Council, Australian Strategic
                                                    Policy Institute; former
                                                    Chichele Professor of the
                                                    History of War and Fellow, All
                                                    Souls College, University of
                                                    Oxford; former Chairman of the
                                                    Council, International
                                                    Institute for Strategic Studies
-----------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director       1992        Retired; former Chairman of the            2            None
 Age: 77                                            Board and Chief Executive
                                                    Officer, Ford Motor Company
-----------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers         Director       1989        Actor, Producer; Co-founder and            2            None
 Age: 61                                            President, The William Holden
                                                    Wildlife Foundation;
                                                    conservation consultant, Land
                                                    Rover and The Jaguar North
                                                    America; and author of The
                                                    Jaguar Conservation Trust
-----------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham          Director       2001        President and University                   2            None
 Age: 54                                            Professor of Archaeology,
                                                    Claremont Graduate University
-----------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Director       1987        Senior Economic Adviser and                2            None
 Age: 79                                            Corporate Fellow in
                                                    International Economics, The
                                                    RAND Corporation; former Dean,
                                                    The RAND Graduate School
-----------------------------------------------------------------------------------------------------------------------------------




                        Capital Income Builder - Page 11

                        Capital Income Builder - Page 12

                                                         PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST              PAST 5 YEARS AND              NUMBER OF BOARDS
                                         ELECTED                 POSITIONS HELD                WITHIN THE FUND
                         POSITION       A DIRECTOR          WITH AFFILIATED ENTITIES         COMPLEX/2/ ON WHICH
                         WITH THE     AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER            DIRECTOR
    NAME AND AGE           FUND       OF THE FUND/1/               OF THE FUND                OR OFFICER SERVES
------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.     Vice               1987        Executive Vice President and                  17
 Age: 55                Chairman of                    Director, Capital Research and
                        the Board                      Management Company; Director, The
                        and                            Capital Group Companies, Inc.*;
                        Director                       Director, American Funds
                                                       Distributors, Inc.*
------------------------------------------------------------------------------------------------------------------
 James B.               Chairman of        1992        Senior Vice President and Director,            2
 Lovelace/6/            the Board                      Capital Research and Management
 Age: 47                and                            Company
                        Director
------------------------------------------------------------------------------------------------------------------
 Jon B. Lovelace/6/     Director           1987        Chairman Emeritus, Capital Research            2
 Age: 76                                               and Management Company

------------------------------------------------------------------------------------------------------------------




                        OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          BY DIRECTOR OR OFFICER
----------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.     None
 Age: 55
----------------------------------------------------
 James B.               None
 Lovelace/6/
 Age: 47
----------------------------------------------------
 Jon B. Lovelace/6/     None
 Age: 76
----------------------------------------------------





                                                                                  PRINCIPAL OCCUPATION(S) DURING
                           POSITION         YEAR FIRST ELECTED                    PAST 5 YEARS AND POSITIONS HELD
                           WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE              FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon        Executive Vice             1996          Senior Vice President, Capital Research Company*
 Age: 47                  President
-----------------------------------------------------------------------------------------------------------------------------------
 Janet A.                Senior Vice               1992          Senior Vice President and Director, Capital Research and
 McKinley                 President                              Management Company; Senior Vice President, Capital Research
 Age: 49                                                         Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Catherine M.             President                1987          Senior Vice President and Director, Capital Research and
 Ward                                                            Management Company; Director, American Funds Service Company*;
 Age: 56                                                         Secretary and Director, Capital Group Research, Inc.*; Director,
                                                                 The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Mark R.                 Senior Vice               2001          Senior Vice President, Capital Research and Management Company
 Macdonald                President
 Age: 44
-----------------------------------------------------------------------------------------------------------------------------------
 Steven T. Watson       Vice President             1997          Senior Vice President, Capital Research Company*
 Age: 48
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti         Secretary                1987          Vice President - Fund Business Management Group, Capital Research
 Age: 47                                                         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F.                Treasurer                2003          Vice President - Fund Business Management Group, Capital Research
 Johnson                                                         and Management Company
 Age: 35
-----------------------------------------------------------------------------------------------------------------------------------
 Valerie Y. Lewis    Assistant Secretary           2003          Fund Compliance Specialist, Capital Research and Management
 Age: 47                                                         Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Regal    Assistant Treasurer           2003          Vice President - Fund Business Management Group, Capital Research
 Age: 32                                                         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                        Capital Income Builder - Page 13

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
6 James B. Lovelace is the son of Jon B. Lovelace, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                        Capital Income Builder - Page 14

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2002


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie       $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                 Over $100,000               Over 100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen                 None                       None
-------------------------------------------------------------------------------
 Stefanie Powers               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham              $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Charles Wolf, Jr.           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Jon B. Lovelace               Over $100,000               Over $100,000
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION - No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays annual fees of $15,000 to Directors who are not affiliated with the investment adviser, $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


                        Capital Income Builder - Page 15

 Director Compensation Paid During the Fiscal Year Ended October 31, 2003

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                    $21,500                           $242,035
 Christie/3/
------------------------------------------------------------------------------------------
 Merit E. Janow                   21,500                             45,000
------------------------------------------------------------------------------------------
 Mary Myers                       21,500                            132,000
 Kauppila/3/
------------------------------------------------------------------------------------------
 Gail L. Neale                    21,500                             96,500
------------------------------------------------------------------------------------------
 Robert J. O'Neill                21,500                             55,000
------------------------------------------------------------------------------------------
 Donald E.                        22,000                             45,000
 Petersen/3/
------------------------------------------------------------------------------------------
 Stefanie Powers                  19,000                             39,000
------------------------------------------------------------------------------------------
 Steadman Upham/3/                22,000                             46,000
------------------------------------------------------------------------------------------
 Charles Wolf, Jr.                21,500                             45,000
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors. Compensation for the fiscal year ended October 31, 2003 includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2003 fiscal year for participating Directors is as follows: H. Frederick Christie ($145,139), Mary Myers Kauppila ($280,774), Donald E. Petersen ($73,455) and Steadman Upham ($46,488). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of December 1, 2003, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS - The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the fund's business and affairs are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


                        Capital Income Builder - Page 16

Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. The R share classes are described in more detail in the fund's retirement plan prospectus and retirement plan statement of additional information.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF DIRECTORS - The fund has an Audit Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Robert J. O'Neill, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's


                        Capital Income Builder - Page 17
principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. Two Audit Committee meetings were held during the 2003 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 of the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2003 fiscal year.


The fund has a Nominating Committee comprised of Gail L. Neale, Donald E. Petersen, Stefanie Powers and Steadman Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2003 fiscal year.


The fund has a Proxy Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stephanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, monitoring certain contested proy voting issues, and discussing related current issues. Two Proxy Committee meetings were held during the 2003 fiscal year.


                        Capital Income Builder - Page 18

PRINCIPAL FUND SHAREHOLDERS - The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2003:



                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                                   Class A    33.83%
 Shareholder Accounting                                  Class B    21.65
 201 Progress Pkwy.
 Maryland Hts, MO  63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets Inc.                           Class B     9.20
 Surpas House Account                                    Class C    13.57
 333 W 34th St.
 New York, NY  10001-2402
----------------------------------------------------------------------------
 MLPF&S for the Sole Benefit of its Customers            Class B     8.40
 4800 Deer Lake Dr. E, Fl. 2                             Class C    15.57
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------



INVESTMENT ADVISER - The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by: (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


                        Capital Income Builder - Page 19

In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors.


At its most recent meeting, the Committee gave consideration to a wide variety of factors, including, among others, the fund's relatively favorable investment results, both on an absolute basis and relative to select indexes and to other mutual funds with similar investment objectives; the fact that the fund's advisory fees and overall expense ratios were among the lowest of its peer group; the various management and administrative services provided by the investment adviser; the financial results of the investment adviser; and the strength, reputation, quality and depth of experience of the investment adviser and its investment and administrative personnel. The Committee's action in recommending appoval of the Agreement reflects the Committee's determination that the advisory fees and other expenses paid by the fund are fair and that shareholders have received reasonable value in return for such fees and expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are reasonable, both absolutely and on a relative basis, and that shareholders receive fair value for such fees and expenses.


The investment adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles.


The management fee is based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.145% of such assets in excess of $13 billion but not exceeding $17 billion; 0.140% of such assets in excess of $17 billion but not exceeding $21 billion; 0.135% of such assets in excess of $21 billion but not exceeding $27 billion; and 0.130% of such assets in excess of $27 billion, plus 3.0% of the fund's gross investment income. Assuming net assets of $8 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.27%, 0.30%, 0.33%, 0.36% and 0.39%, respectively.


                        Capital Income Builder - Page 20

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses, such as litigation and acquisitions) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the investment adviser is required to reduce its management fee due to Class A share expense ratios exceeding the above limit, the investment adviser will either: (i) reduce its management fee similarly for other classes of shares, or (ii) reimburse the fund for other expenses to the extent necessary to result in an expense reduction only for Class A shares of the fund.


For the fiscal years ended October 31, 2003, 2002 and 2001, the investment adviser received from the fund advisory fees of $48,915,000, $30,376,000 and $25,719,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F and 529 shares will continue in effect until October 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each share class, as applicable.


                        Capital Income Builder - Page 21

During the 2003 fiscal period, administrative services fees were:

                                                                           ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------------------------------------
                              CLASS C                                              $1,686,000
------------------------------------------------------------------------------------------------------------
                              CLASS F                                                 571,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-A                                               122,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-B                                                38,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-C                                                61,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-E                                                 7,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-F                                                 1,000
------------------------------------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


                        Capital Income Builder - Page 22

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2003            $34,650,000        $162,187,000
                                                  2002             12,254,000          58,424,000
                                                  2001              1,778,000          17,257,000
                 CLASS B                          2003              4,991,000          35,354,000
                                                  2002              2,379,000          13,521,000
                                                  2001                112,000           3,922,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2003                466,000           2,298,000
                                                  2002                188,000             901,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2003                132,000             806,000
                                                  2002                 41,000             317,000
-----------------------------------------------------------------------------------------------------



The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of


                        Capital Income Builder - Page 23
the average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


                        Capital Income Builder - Page 24

During the 2003 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $30,499,000                 $3,956,000
------------------------------------------------------------------------------
        CLASS B                   9,512,000                  1,323,000
------------------------------------------------------------------------------
        CLASS C                   9,597,000                  1,634,000
------------------------------------------------------------------------------
        CLASS F                     803,000                    203,000
------------------------------------------------------------------------------
      CLASS 529-A                    70,000                     10,000
------------------------------------------------------------------------------
      CLASS 529-B                   191,000                     27,000
------------------------------------------------------------------------------
      CLASS 529-C                   321,000                     54,000
------------------------------------------------------------------------------
      CLASS 529-E                    22,000                      5,000
------------------------------------------------------------------------------
      CLASS 529-F                     2,000                        473
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.

As of January 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

         1717 Capital Management Company
         A. G. Edwards & Sons, Inc.
         AIG/SunAmerica Group
         American General/Franklin Financial
         Ameritas/The Advisors Group
         AXA Advisors, LLC
         Baird/NMIS Group
         Cadaret, Grant & Co., Inc.
         Cambridge Investment Research, Inc.
         Capital Analysts, Inc.
         Commonwealth Financial Network
         Cuna Brokerage Services, Inc.
         Deutsche Bank Securities Inc.
         Edward Jones
         Ferris, Baker Watts, Inc.
         GE Independent Accountant Network
         Hefren-Tillotson, Inc.
         Hornor, Townsend & Kent, Inc.
         ING Advisors Network
         InterSecurities, Inc.
         Investacorp, Inc.
         Janney Montgomery Scott LLC
         Jefferson Pilot Securities Corporation
         JJB Hilliard/PNC Bank
         Legg Mason Wood Walker, Inc.
         Lincoln Financial Advisors Corporation
         Linsco/Private Ledger Corp.
         McDonald Investments/Society National Bank
         Merrill Lynch, Pierce, Fenner & Smith Inc.
         Metlife Enterprises
         MML Investors Services, Inc.
         Morgan Keegan & Company, Inc.
         NatCity Investment, Inc.
         National Planning Holdings
         NFP Securities, Inc.
         PacLife Group
         Park Avenue Securities LLC
         Princor/PPI
         ProEquities, Inc.
         Raymond James Group
         RBC Dain Rauscher Inc.
         Securian/C.R.I.
         Securities Service Network Inc.
         Signator Investors, Inc.
         Smith Barney
         Stifel, Nicolaus & Company, Inc.
         The O.N. Equity Sales Company
         UBS Financial Services Inc.
         US Bancorp Piper Jaffray Group
         Wachovia Group
         WS Griffith Securities, Inc.





                          TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market


                        Capital Income Builder - Page 25
value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign


                        Capital Income Builder - Page 26
     currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain


                        Capital Income Builder - Page 27
     the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate (maximum 20% for capital gains realized by the fund prior to May 6, 2003), will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS - Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend". Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as "qualified dividends". Interest income from bonds


                        Capital Income Builder - Page 28
     and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a "qualified dividend". If a shareholder meets the requisite holding period requirement, "qualified dividends" are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS - Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders. Regardless of the length of time the shares of the fund have been held by such shareholders, the portion of a capital gain distribution realized by the fund prior to May 6, 2003 is subject to a maximum tax rate of 20%, while the portion of a capital gain distribution realized by the fund on or after May 6, 2003 is subject to a maximum tax rate of 15%. The fund will report on Form 1099-DIV the portion of the overall capital gain distribution that is taxable to individual shareholders at the maximum 15% rate. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has


                        Capital Income Builder - Page 29
previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                        Capital Income Builder - Page 30

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.

                               PURCHASE OF SHARES



        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                adviser or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial adviser or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------





                        Capital Income Builder - Page 31

The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are available only to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares generally are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the state tax-exempt funds are offered only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all American Funds, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction or by employer-sponsored CollegeAmerica accounts and may be reduced or waived for shareholders of other funds in the American Funds. The minimum is $50 for additional investments (except for retirement plan payroll deduction and employer-sponsored CollegeAmerica accounts as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                        Capital Income Builder - Page 32

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                        Capital Income Builder - Page 33

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond and bond funds of the American Funds are set forth below. American Funds money market funds are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)



                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE.


The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is notified:


     .investments in Class A shares made by endowments or foundations with $50 million or more in assets;

     .investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and


                        Capital Income Builder - Page 34

     .Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below).

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution on investments made with no initial sales charge.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     ON OR BEFORE MARCH 31, 2004:

     An employer-sponsored retirement plan (including certain 403(b) plans) may invest in Class A shares without any initial or contingent deferred sales charge if the plan invests $1 million or more, or if American Funds Service Company is notified that the plan has 100 or more eligible employees or has $50 million or more in assets. Plans investing in this manner may continue to purchase Class A shares without any initial or contingent deferred sales charge after March 31, 2004.

     403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans.

     AFTER MARCH 31, 2004:

     . Employer-sponsored retirement plans not yet invested in Class A shares and wishing to invest without a sales charge will no longer be eligible to purchase Class A shares. Such plans may invest only in Class R shares, which are described in more detail in the fund's retirement plan prospectus.

     . Provided that the plan's recordkeeper can properly apply a sales charge on the plan's investments, an employer-sponsored retirement plan not yet invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge, regardless of whether the plan has 100 or more eligible employees or whether it has $50 million or more in assets. An employer-sponsored retirement plan that purchases Class A shares with a sales charge will be eligible to purchase additional Class A shares in accordance with the sales charge table above. If the recordkeeper cannot properly apply a sales charge on the plan's investments, then the plan may invest only in Class R shares, which are described in more detail in the fund's retirement plan prospectus.

     . Employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a statement of intention of $1 million or more. More information about statements of intention can be found under "Sales Charge Reductions and Waivers."

A transfer from the Virginia Prepaid Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


                        Capital Income Builder - Page 35

In addition, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of


                        Capital Income Builder - Page 36
reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below.


CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES


Year of redemption:                 1     2     3     4     5     6     7+
Contingent deferred sales charge:   5%    4%    4%    3%    2%    1%    0%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS 529-E AND CLASS F SALES CHARGE - Class 529-E and F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. If the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended. If that happened, no further conversions of Class B or C


                        Capital Income Builder - Page 37
shares would occur while such suspension remained in effect, and at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse -- or equivalent if recognized under local law -- and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of the American Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. After March 31, 2004, employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a statement of intention of $1 million or more.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge on purchases of the American Funds, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, holdings in Endowments (shares of which may be owned only by tax-exempt organi-


                        Capital Income Builder - Page 38
     zations) and any individual investments in American Legacy variable annuity contracts and variable life insurance policies (American Legacy, American Legacy II and American Legacy III, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse -- or equivalent if recognized under local law -- and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;


                        Capital Income Builder - Page 39

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. Direct purchases of American Funds money market funds are excluded.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares (and, if applicable, on the corresponding Class 529 shares) may be waived only in the following cases:


(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A or 529-A shares, (ii) six years of the initial purchase in the case of Class B or 529-B shares, or (iii) one year of the initial purchase in the case of Class C or 529-C shares.

(2)  Tax-free returns of excess contributions to IRAs.


                        Capital Income Builder - Page 40

(3) Redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) For Class 529-A, 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship (to the extent of the scholarship award).

(5) The following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed above. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits


                        Capital Income Builder - Page 41
the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: (i) Class A shares at net asset value; (ii) Class A shares subject to the applicable initial sales charge; (iii) Class B shares; (iv) Class C shares; or (v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above). No dealer commissions will be paid on rollovers to American Funds money market funds.


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous


                        Capital Income Builder - Page 42
day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal restrictions on resale, relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different


                        Capital Income Builder - Page 43
times, reflecting time zone differences. If significant events occur after the close of a market (and before these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes; and

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     --Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     --    Requests must be signed by the registered shareholder(s).

     --    A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
             or


                        Capital Income Builder - Page 44

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     --Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     --You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     --Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     --Checks must be made payable to the registered shareholder(s).

     --Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     --You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     --You may establish check writing privileges using an account application.

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day


                        Capital Income Builder - Page 45
following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid by the 529 share classes will be automatically reinvested.



If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the


                        Capital Income Builder - Page 46
same share class into other American Funds at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other American Funds within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer or financial adviser, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. For more information, see "Telephone and Internet Purchases, Redemptions and Exchanges" below. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of Shares" above). THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to


                        Capital Income Builder - Page 47
four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of the American Funds under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per


                        Capital Income Builder - Page 48
share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS


The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.



The fund is required to disclose information regarding investments in the securities of its "regular" investment-dealers (or parent companies of its regular investment-dealers) that derive more than 15% of their revenue from investment-dealer activities. A regular investment-dealer is: (1) one of the 10 investment-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (2) one of the 10 investment-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(3) one of the 10 investment-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund held equity securities of Bank of America Corp. in the amount of $174,050,000; J.P. Morgan Chase & Co. in the amount of $170,130,000; and Wachovia Corp. in the amount of $84,859,000. The fund held debt securities of Bank of America Corp. in the amount of $32,607,000; J.P.Morgan Chase & Co. in the amount of $38,817,000; Credit Suisse First Boston
(USA), Inc. in the amount of $12,482,000; and Citigroup Inc. in the amount of $5,001,000 as of the fund's most recent fiscal year.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended 2003, 2002 and 2001, amounted to $20,946,000, $11,922,000 and $9,736,000, respectively. The increase in brokerage commissions was due to an increased volume of portfolio securities purchased by the fund.


                        Capital Income Builder - Page 49

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $12,136,000 for Class A shares and $994,000 for Class B shares for the 2002 fiscal year.


INDEPENDENT AUDITORS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent auditors, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund and for Directors who are not interested persons (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. These codes include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting


                        Capital Income Builder - Page 50
requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


PROXY VOTING PROCEDURES AND GUIDELINES - The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by an investment committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


Beginning August 31, 2004 (and each August 31 thereafter) each fund will be required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. Once filed, the most recent Form N-PX will be available (i) without charge, upon request, by calling American Funds Service Company at 800/421-0180, and (ii) on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website at americanfunds.com.


                        Capital Income Builder - Page 51

     DIRECTOR MATTERS - The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the Chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS - Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS - Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS - The ratification of auditors, procedural matters relating to the annual meeting, and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES - OCTOBER 31, 2003

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $45.29
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $48.05



                        Capital Income Builder - Page 52

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S

COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


STANDARD & POOR'S

COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


The following descriptions of debt security ratings are based on information provided by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's").


                        Capital Income Builder - Page 53

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

AAA
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


AA
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


BAA
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


BA
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


CAA
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


CA
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                        Capital Income Builder - Page 54

STANDARD & POOR'S

LONG-TERM ISSUE CREDIT RATINGS

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA

An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC

An obligation rated CC is currently highly vulnerable to nonpayment.


                        Capital Income Builder - Page 55

C

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                        Capital Income Builder - Page 56


 INVESTMENT PORTFOLIO, October 31, 2003

[begin pie chart]
                                                            Percent
                                                            of net
Industry diversification                                    assets

Commercial Banks                                              8.88 %
Diversified Telecommunication Services                        6.21
Electric Utilities                                            6.18
Real Estate                                                   6.05
Oil & Gas                                                     3.98
Other industries                                             33.62
Bonds & notes                                                28.26
Cash & equivalents                                            6.82

[end pie chart]


                                                                                                Shares or          Market
                                                                                                principal           value
Equity securities - 64.92%                                                                       amount             (000)

COMMERCIAL BANKS  -  8.88%
HSBC Holdings PLC (United Kingdom)                                                             10,033,114      $  150,495
HSBC Holdings PLC (Hong Kong)                                                                   7,547,645         113,697
FleetBoston Financial Corp.                                                                     5,400,000         218,106
Westpac Banking Corp.                                                                          17,343,755         198,060
Bank of America Corp.                                                                           2,298,300         174,050
Societe Generale                                                                                2,345,000         173,641
J.P. Morgan Chase & Co.                                                                         4,739,000         170,130
Comerica Inc.                                                                                   2,730,000         140,540
Bank of Nova Scotia                                                                             2,823,600         140,259
Royal Bank of Canada                                                                            2,090,000         100,663
Wachovia Corp.                                                                                  1,850,000          84,859
ABN AMRO Holding NV                                                                             3,723,483          77,882
Dah Sing Financial Holdings Ltd.                                                                9,210,000          64,330
United Bankshares, Inc.                                                                         1,775,000          53,694
National Australia Bank Ltd.                                                                    1,863,099          40,299
Australia and New Zealand Banking Group Ltd.                                                    2,456,986          30,925
Lloyds TSB Group PLC                                                                            4,000,000          27,746
AmSouth Bancorporation                                                                            750,000          17,715
Wing Lung Bank Ltd.                                                                             1,857,000          11,692
Allied Irish Banks, PLC                                                                           500,779           7,300
                                                                                                                1,996,083

DIVERSIFIED TELECOMMUNICATION SERVICES  -  6.21%
SBC Communications Inc.                                                                        14,450,000         346,511
BT Group PLC                                                                                   51,000,000         160,346
Verizon Communications Inc.                                                                     4,400,000         147,840
KT Corp. (ADR)                                                                                  7,206,000         142,030
Telecom Corp. of New Zealand Ltd.                                                              44,439,700         131,634
Telecom Italia SpA  (1)                                                                        60,594,455         104,764
Swisscom AG                                                                                       251,391          72,934
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006                    Euro 42,000,000          54,425
TDC A/S                                                                                         1,661,034          53,265
Portugal Telecom, SA                                                                            6,014,536          50,391
BCE Inc.                                                                                        2,182,000          49,418
China Telecom Corp. Ltd., Class H                                                             120,000,000          39,784
ALLTEL Corp. 7.75% 2005                                                                           350,000 units    17,150
CenturyTel, Inc. 6.875% ACES 2005                                                                 500,000 units    14,165
Hellenic Telecommunications Organization SA                                                     1,150,000          12,846
                                                                                                                1,397,503

ELECTRIC UTILITIES  -  6.18%
E.ON AG                                                                                         5,850,000         294,750
Scottish Power PLC                                                                             39,274,000         232,979
Southern Co.                                                                                    6,950,000         207,110
Dominion Resources, Inc.                                                                        1,968,000         121,229
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                                     93,000 units     5,264
Consolidated Edison, Inc.                                                                       3,115,700         126,092
Ameren Corp.                                                                                    1,680,000          75,012
Ameren Corp. 9.75% ACES convertible preferred 2005                                                800,000 units    22,960
FirstEnergy Corp.                                                                               2,788,500          95,897
Northeast Utilities                                                                             3,250,000          61,230
American Electric Power Co., Inc.                                                               1,200,000          33,828
American Electric Power Co., Inc. 9.25% convertible preferred 2005                                560,000          23,940
TXU Corp., Series C, 8.75% convertible preferred 2004                                           1,075,000 units    36,335
Pinnacle West Capital Corp.                                                                       800,000          29,248
Scottish and Southern Energy PLC                                                                2,400,000          24,956
                                                                                                                1,390,830

REAL ESTATE  -  6.05%
iStar Financial, Inc.                                                                           3,975,000         151,288
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred  (1)                       400,000          10,200
Archstone-Smith Trust                                                                           5,165,000         137,905
Kimco Realty Corp.                                                                              2,495,000         103,942
Health Care Property Investors, Inc.                                                            2,085,000          97,224
Hongkong Land Holdings Ltd.                                                                    58,035,000          89,954
Weingarten Realty Investors                                                                     1,966,500          85,090
Equity Residential                                                                              2,800,000          81,900
Boston Properties, Inc.                                                                         1,750,000          77,437
Developers Diversified Realty Corp.                                                             2,050,000          59,245
Hang Lung Group Ltd.                                                                           45,000,000          57,938
Kerry Properties Ltd.                                                                          39,523,251          52,413
Equity Office Properties Trust                                                                  1,800,000          50,418
AMB Property Corp.                                                                              1,625,000          48,734
Apartment Investment and Management Co., Class A                                                1,175,000          48,057
Hang Lung Properties Ltd.                                                                      27,370,000          35,768
Hang Lung Properties Ltd. 5.50% convertible preferred                                           9,000,000           9,225
Pan Pacific Retail Properties, Inc.                                                               725,000          32,154
Capital & Regional PLC (2)                                                                      5,120,000          32,021
Nationwide Health Properties, Inc.                                                              1,400,000          25,620
ProLogis                                                                                          762,346          22,520
Fortune Real Estate Investment Trust, units  (1) (2)                                           30,745,000          18,704
Ascendas Real Estate Investment Trust (2)                                                      30,090,000          17,807
Unibail Holding                                                                                   200,000          15,725
                                                                                                                1,361,289

OIL & GAS  -  3.98%
"Shell" Transport and Trading Co., PLC                                                         16,900,000         105,409
"Shell" Transport and Trading Co., PLC (ADR)                                                    1,600,000          61,056
Royal Dutch Petroleum Co. (New York registered)                                                 3,355,000         148,895
ENI SpA                                                                                        11,660,000         184,515
Canadian Oil Sands Trust  (3)                                                                   3,940,206         115,755
Canadian Oil Sands Trust                                                                          202,786           5,957
Husky Energy Inc.                                                                               6,154,400         101,141
TOTAL SA                                                                                          280,000          43,381
TOTAL SA (ADR)                                                                                    512,900          40,042
TonenGeneral Sekiyu KK                                                                          5,750,000          46,962
ChevronTexaco Corp.                                                                               475,000          35,293
Hunting PLC                                                                                     4,260,000           7,076
                                                                                                                  895,482

TOBACCO  -  3.40%
Altria Group, Inc.                                                                              6,420,000         298,530
UST Inc.                                                                                        4,500,000         153,090
Gallaher Group PLC                                                                              9,635,292          96,352
Altadis, SA                                                                                     3,574,995          86,417
R.J. Reynolds Tobacco Holdings, Inc.                                                            1,450,000          69,644
Imperial Tobacco Group PLC                                                                      3,600,000          59,613
                                                                                                                  763,646

FOOD PRODUCTS  -  2.57%
ConAgra Foods, Inc.                                                                             7,035,000         167,714
H.J. Heinz Co.                                                                                  4,300,000         151,919
Sara Lee Corp.                                                                                  6,000,000         119,580
General Mills, Inc.                                                                             1,700,000          76,245
Unilever NV                                                                                     1,075,000          62,248
                                                                                                                  577,706

INSURANCE  -  2.24%
Irish Life & Permanent PLC                                                                      9,961,849         139,103
Mercury General Corp.                                                                           1,550,000          73,672
Arthur J. Gallagher & Co.                                                                       2,225,400          64,959
Lincoln National Corp.                                                                          1,291,500          51,570
XL Capital Ltd., Class A                                                                          642,800          44,675
St. Paul Companies, Inc.                                                                        1,075,000          40,990
AEGON NV                                                                                        2,760,600          36,085
UnumProvident Corp. 8.25%, ACES convertible 2006                                                1,000,000 units    35,350
Chubb Corp. 7.00% convertible preferred 2006                                                      600,000 units    16,650
                                                                                                                  503,054

PAPER & FOREST PRODUCTS  -  2.02%
UPM-Kymmene Corp.                                                                               6,600,000         123,134
Norske Skogindustrier ASA, Class A                                                              4,062,500          76,789
M-real Oyj, Class B (2)                                                                         8,250,000          72,561
PaperlinX Ltd.                                                                                 18,875,000          67,667
MeadWestvaco Corp.                                                                              1,785,000          46,267
Stora Enso Oyj, Class R                                                                         1,750,000          23,726
Holmen AB, Class B                                                                                650,000          21,703
Georgia-Pacific Corp., Georgia-Pacific Group                                                      818,048          21,498
                                                                                                                  453,345

MULTI-UTILITIES & UNREGULATED POWER  -  1.83%
National Grid Transco PLC                                                                      40,000,000         255,082
United Utilities PLC                                                                            8,600,000          68,690
United Utilities PLC, Class A  (1)                                                              4,777,777          22,553
Equitable Resources, Inc.                                                                         890,000          36,668
Duke Energy Corp.                                                                                 900,000          16,335
Duke Energy Corp. 8.25% convertible preferred 2004                                              1,062,100 units    13,021
                                                                                                                  412,349

THRIFTS & MORTGAGE FINANCE  -  1.61%
Fannie Mae                                                                                      2,300,000         164,887
Freddie Mac                                                                                     1,800,000         101,034
Washington Mutual, Inc.                                                                         2,200,000          96,250
                                                                                                                  362,171

GAS UTILITIES  -  1.54%
Gas Natural SDG, SA                                                                             7,780,000         149,026
NiSource Inc.                                                                                   5,014,307         103,846
Enbridge Inc.                                                                                   2,374,262          93,295
                                                                                                                  346,167

CHEMICALS  -  1.53%
Dow Chemical Co.                                                                                6,300,000         237,447
Lyondell Chemical Co.                                                                           7,400,000         105,820
                                                                                                                  343,267

PHARMACEUTICALS  -  1.29%
Bristol-Myers Squibb Co.                                                                       10,230,000         259,535
Schering-Plough Corp.                                                                           2,050,000          31,304
                                                                                                                  290,839

DIVERSIFIED FINANCIAL SERVICES  -  1.02%
ING Groep NV                                                                                    5,815,000         120,348
GATX Corp. (2)                                                                                  3,050,000          68,595
GATX Corp. 7.50% convertible note 2007 (3)                                                    $ 5,000,000           5,506
Fortis                                                                                          2,000,000          35,436
                                                                                                                  229,885

TRANSPORTATION INFRASTRUCTURE  -  0.76%
Abertis Infraestructuras SA (merged with Aurea Concesiones
   de Infraestructuras SA) (1)                                                                  8,008,137         107,646
Abertis Infraestructuras SA (1) (4)                                                               398,232           5,353
BRISA-Auto-Estradas de Portugal, SA (3)                                                         9,450,000          58,915
                                                                                                                  171,914

METALS & MINING  -  0.73%
Alumina Ltd.                                                                                   19,668,800          82,891
Worthington Industries, Inc.                                                                    2,920,800          42,585
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                  854,900          39,112
                                                                                                                  164,588

ELECTRICAL EQUIPMENT  -  0.68%
Emerson Electric Co.                                                                            1,470,000          83,423
Hubbell Inc., Class B                                                                           1,605,000          68,758
                                                                                                                  152,181

MACHINERY  -  0.64%
Volvo AB, Class B                                                                               2,700,000          75,153
Spirax-Sarco Engineering PLC                                                                    3,336,391          31,503
Fong's Industries Co. Ltd. (2)                                                                 31,750,000          22,688
Seco Tools AB, Class B                                                                            255,000           8,498
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031  (3)                               100,000           6,169
                                                                                                                  144,011

BUILDING PRODUCTS  -  0.61%
Geberit AG                                                                                        207,500          85,225
Uponor Oyj                                                                                      1,460,000          38,743
Ultraframe PLC                                                                                  3,317,000          13,661
                                                                                                                  137,629

BEVERAGES  -  0.60%
Foster's Group Ltd.                                                                            41,522,163         134,177


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.60%
Premier Farnell PLC (2)                                                                        19,158,484          83,144
Solectron Corp. 0% LYON convertible notes 2020                                               $ 51,000,000          29,325
Solectron Corp. 7.25% ACES convertible preferred 2004                                           1,350,000 units    21,695
                                                                                                                  134,164

INDUSTRIAL CONGLOMERATES  -  0.59%
General Electric Co.                                                                            4,600,000         133,446


SPECIALTY RETAIL  -  0.54%
Dixons Group PLC                                                                               34,184,561          78,653
Toys "R" Us, Inc. 6.25% 2005                                                                      805,000 units    33,005
DFS Furniture Co. PLC                                                                           1,391,430           9,457
                                                                                                                  121,115

OTHER  -  3.87%
IHC Caland NV (2)                                                                               1,679,797          71,438
Kowloon Motor Bus Co. (1933) Ltd.                                                              12,354,000          63,624
Sonic Healthcare Ltd.                                                                          12,813,749          62,156
Vodafone Group PLC                                                                             20,000,000          41,949
Vodafone Group PLC (ADR)                                                                          875,000          18,506
Singapore Technologies Engineering Ltd.                                                        48,700,000          54,002
Sky City Ltd.                                                                                   8,729,800          47,817
Texwinca Holdings Ltd.                                                                         56,500,000          40,373
Temple-Inland Inc. 7.50% Upper DECS 2005                                                          690,000 units    36,480
ServiceMaster Co.                                                                               3,080,600          35,334
WD-40 Co. (2)                                                                                   1,076,650          34,937
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006                                        682,000 units    34,441
Pacifica Group Ltd. (2)                                                                         9,300,000          33,801
Cheung Kong Infrastructure Holdings Ltd.                                                       14,223,000          30,856
SCMP Group Ltd.                                                                                50,005,117          24,465
SMRT Corp. Ltd.                                                                                68,363,000          24,156
Ekornes ASA                                                                                     1,455,425          24,135
Hung Hing Printing Group Ltd.                                                                  28,550,000          23,525
General Motors Corp., Series B, 5.25% convertible debentures 2032                             $ 1,000,000          23,160
JCG Holdings Ltd.                                                                              29,432,000          22,168
Ford Motor Co. Capital Trust II 6.50% cumulative convertible
   trust preferred 2032                                                                           473,600          21,999
Hilton Group PLC                                                                                6,300,000          20,715
Baxter International Inc. 7.00% convertible preferred 2006                                        400,000 units    19,780
Electronic Data Systems Corp. 7.625% FELINE PRIDES 2004                                           929,500 units    19,194
Hays PLC                                                                                        5,200,000          10,752
Northrop Grumman Corp. 7.25% convertible preferred 2004                                           100,000 units    10,090
Singapore Post Private Ltd.                                                                    25,010,000           9,628
Qantas Airways Ltd.                                                                             3,503,800           8,944
Shui On Construction and Materials Ltd. (1)                                                     1,766,000           2,626
                                                                                                                  871,051

Miscellaneous  -  4.95%
Other equity securities in initial period of acquisition                                                        1,113,286


TOTAL EQUITY SECURITIES (cost: $12,347,758,000)                                                                14,601,178


                                                                                                Principal          Market
                                                                                                 amount             value
Bonds & notes - 28.26%                                                                            (000)             (000)

DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.09%
Deutsche Telekom International Finance BV:
 8.25% 2005 (5)                                                                                 $  30,475       $  33,311
 3.875% 2008                                                                                       10,375          10,356
 8.50% 2010 (5)                                                                                     5,000           6,027
 5.25% 2013                                                                                        11,500          11,455
 8.75% 2030 (5)                                                                                    20,000          25,250
France Telecom: (5)
 8.45% 2006                                                                                        12,000          13,448
 9.00% 2011                                                                                        31,750          38,368
Orange PLC:
 8.75% 2006                                                                                         5,035           5,770
 9.00% 2009                                                                                        18,725          20,212
Koninklijke KPN NV:
 7.50% 2005                                                                                        54,007          59,044
 8.00% 2010                                                                                        12,000          14,325
Sprint Capital Corp.:
 6.00% 2007                                                                                        27,500          29,168
 7.625% 2011                                                                                       32,000          35,266
British Telecommunications PLC 7.875% 2005 (5)                                                     38,000          42,100
AT&T Corp. 7.00% 2006 (5)                                                                          30,000          33,250
SBC Communications Inc. 5.75% 2006                                                                 19,900          21,429
Telefonos de Mexico, SA de CV 8.25% 2006                                                           15,000          16,669
PCCW-HKT Capital Ltd.:
 7.75% 2011 (3)                                                                                    12,450          14,153
 7.75% 2011                                                                                         1,800           2,046
Telefonica Europe BV 7.35% 2005                                                                    10,000          10,909
Qwest Services Corp. 13.00% 2007 (3)                                                                8,840          10,078
Telecom Italia Capital: (3)
 4.00% 2008                                                                                         5,750           5,751
 5.25% 2013                                                                                         4,250           4,227
Singapore Telecommunications Ltd.:
 6.375% 2011 (3)                                                                                      175             193
 6.375% 2011                                                                                        6,575           7,247
                                                                                                                  470,052

WIRELESS TELECOMMUNICATION SERVICES  -  1.36%
AT&T Wireless Services, Inc.:
 7.50% 2007                                                                                         3,075           3,452
 7.875% 2011                                                                                       69,433          79,475
Tritel PCS, Inc. 10.375% 2011                                                                      43,364          52,081
TeleCorp PCS, Inc. 10.625% 2010                                                                    11,823          13,950
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                    91,600          97,912
Vodafone Group PLC:
 7.625% 2005                                                                                       50,000          53,669
 7.75% 2010                                                                                         5,000           5,923
                                                                                                                  306,462

COMMERCIAL BANKS  -  1.35%
Household Finance Corp.:
 8.00% 2005                                                                                        15,206          16,569
 6.50% 2006                                                                                        20,000          21,774
 5.75% 2007                                                                                        11,000          11,885
 6.40% 2008                                                                                        25,000          27,775
Wells Fargo & Co.:
 5.125% 2007                                                                                       20,000          21,340
 3.50% 2008                                                                                        10,000           9,997
Wells Fargo Financial, Inc. 6.125% 2012                                                            15,000          16,368
J.P. Morgan Chase & Co.:
 5.35% 2007                                                                                         8,000           8,595
 4.00% 2008                                                                                        10,000          10,153
 5.75% 2013                                                                                        15,000          15,772
Chase Manhattan Corp. 6.50% 2005                                                                    4,000           4,297
Bank of America Corp.:
 5.25% 2007                                                                                        20,000          21,380
 3.875% 2008                                                                                        4,400           4,468
 4.875% 2012                                                                                        2,000           1,999
BankAmerica Corp.:
 Series I, 7.125% 2005                                                                              1,500           1,619
 7.125% 2006                                                                                        1,000           1,110
 7.125% 2011                                                                                        1,750           2,031
Royal Bank of Scotland Group PLC, Series 3, 7.816% (undated)                                       20,000          22,180
Bank One, National Association 5.50% 2007                                                          20,000          21,692
HVB Funding Trust III 9.00% 2031 (3)                                                               15,000          17,488
Credit Suisse First Boston (USA), Inc. 4.625% 2008                                                 12,000          12,482
Popular North America, Inc., Series E, 3.875% 2008                                                 10,000           9,932
Signet Bank 7.80% 2006                                                                              7,760           8,873
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (3)  (5)                                      7,610           8,588
Zions Bancorp. 6.00% 2015                                                                           4,000           4,165
                                                                                                                  302,532

INSURANCE  -  1.21%
Monumental Global Funding Trust II: (3)
 2001-B, Series B, 6.05% 2006                                                                      25,000          27,103
 2002-A, Series A, 5.20% 2007                                                                      35,000          37,749
International Lease Finance Corp.:
 4.35% 2008                                                                                        18,500          18,760
 4.50% 2008                                                                                        12,000          12,331
 4.55% 2009                                                                                         4,600           4,558
AIG SunAmerica Global Financing II 7.60% 2005 (3)                                                  20,000          21,853
Prudential Insurance Co. of America 6.375% 2006 (3)                                                27,945          30,657
Prudential Holdings, LLC, Series C, 8.695% 2023 (3)  (6)                                           15,000          18,194
Prudential Funding LLC 6.60% 2008 (3)                                                               6,000           6,692
Allstate Corp. 5.375% 2006                                                                         20,000          21,576
Allstate Financial Global Funding LLC 5.25% 2007 (3)                                               15,000          16,099
Nationwide Life Insurance Co. 5.35% 2007 (3)                                                       22,500          24,090
Mangrove Bay Pass Through Trust 6.102% 2033 (3)                                                    17,000          16,573
Principal Life Global 4.40% 2010 (3)                                                               10,000           9,987
CNA Financial Corp. 6.75% 2006                                                                      3,230           3,281
Lincoln National Corp. 6.50% 2008                                                                   2,000           2,204
                                                                                                                  271,707

MEDIA  -  1.12%
Viacom Inc.:
 5.625% 2007                                                                                       40,000          43,280
 6.625% 2011                                                                                       15,000          16,828
Liberty Media Corp.:
 3.50% 2006                                                                                         7,000           6,919
 7.875% 2009                                                                                       38,250          43,285
Comcast Cable Communications, Inc.:
 8.375% 2007                                                                                       20,000          23,138
 6.875% 2009                                                                                       10,000          11,199
Cox Radio, Inc. 6.625% 2006                                                                        30,000          32,156
Time Warner Inc. 8.18% 2007                                                                        20,000          23,102
AOL Time Warner Inc. 6.15% 2007                                                                     5,000           5,441
Univision Communications Inc.:
 2.875% 2006                                                                                       13,000          12,958
 3.875% 2008                                                                                        4,100           4,054
 7.85% 2011                                                                                         5,630           6,634
Clear Channel Communications, Inc.:
 6.00% 2006                                                                                         7,000           7,557
 6.625% 2008                                                                                        8,245           9,161
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                    5,000           5,762
                                                                                                                  251,474

HEALTH CARE PROVIDERS & SERVICES  -  0.96%
HCA Inc.:
 7.125% 2006                                                                                       61,801          66,231
 6.95% 2012                                                                                         4,000           4,149
 6.25% 2013                                                                                        11,600          11,490
 6.75% 2013                                                                                        10,000          10,260
Columbia/HCA Healthcare Corp.:
 7.15% 2004                                                                                         4,050           4,108
 6.91% 2005                                                                                        10,345          10,866
 7.00% 2007                                                                                        20,230          21,793
 7.25% 2008                                                                                        13,150          14,241
HCA - The Healthcare Co. 8.75% 2010                                                                10,150          11,698
Aetna Inc. 7.375% 2006                                                                             17,250          19,063
Health Net, Inc. 8.375% 2011                                                                       14,785          17,510
Humana Inc. 7.25% 2006                                                                             12,850          14,032
UnitedHealth Group Inc. 7.50% 2005                                                                  9,270          10,216
                                                                                                                  215,657

AUTOMOBILES & COMPONENTS -  0.96%
General Motors Acceptance Corp.:
 7.50% 2005                                                                                        20,000          21,423
 4.50% 2006                                                                                        10,000          10,160
 6.125% 2006                                                                                       25,000          26,444
 6.125% 2007                                                                                        7,250           7,644
 6.875% 2011                                                                                        8,000           8,265
 6.875% 2012                                                                                        4,750           4,877
General Motors Corp. 7.20% 2011                                                                     4,145           4,353
DaimlerChrysler North America Holding Corp.:
 7.40% 2005                                                                                        25,000          26,436
 6.40% 2006                                                                                        28,000          29,949
 4.05% 2008                                                                                         4,480           4,335
 4.75% 2008                                                                                         2,520           2,520
Ford Motor Credit Co.:
 6.875% 2006                                                                                       17,000          17,801
 7.25% 2011                                                                                        19,000          19,327
 7.375% 2011                                                                                       20,000          20,391
Meritor Automotive, Inc. 6.80% 2009                                                                 2,500           2,438
ArvinMeritor, Inc. 8.75% 2012                                                                       8,000           8,440
                                                                                                                  214,803

DIVERSIFIED FINANCIAL SERVICES  -  0.92%
USA Education, Inc. 5.625% 2007                                                                    38,000          41,007
SLM Corp.:
 Series A, 3.625% 2008                                                                             10,000          10,005
 3.95% 2008                                                                                         3,000           3,023
General Electric Capital Corp.:
 Series A, 5.00% 2007                                                                              40,000          42,441
 4.25% 2008                                                                                        10,000          10,306
MBNA Corp.:
 5.625% 2007                                                                                       26,000          27,742
 Series F, 7.50% 2012                                                                                 800             914
 Series F, 6.125% 2013                                                                              4,000           4,176
 5.00% 2015                                                                                         2,000           1,912
MBNA America Bank, National Association 5.375% 2008                                                 5,000           5,317
Capital One Bank:
 6.875% 2006                                                                                       15,000          16,290
 5.75% 2010                                                                                         3,000           3,151
Capital One Financial Corp.:
 7.25% 2003                                                                                         1,000           1,004
 8.75% 2007                                                                                         3,250           3,641
 7.125% 2008                                                                                        5,750           6,205
CIT Group Inc. 6.875% 2009                                                                         16,000          17,872
Citigroup Inc. 3.50% 2008                                                                           5,000           5,001
Commercial Credit Co. 6.625% 2006                                                                   1,975           2,188
American Express Credit Corp. 3.00% 2008                                                            5,000           4,882
                                                                                                                  207,077

UTILITIES  -  0.88%
Dominion Resources, Inc.:
 Series B, 4.125% 2008                                                                             10,000          10,179
 Series 2002-D, 5.125% 2009                                                                         8,250           8,704
 Series 2000-A, 8.125% 2010                                                                        15,000          17,964
 Series 2002-C, 5.70% 2012 (5)                                                                      4,250           4,454
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                         6,000           6,411
NiSource Finance Corp.:
 7.625% 2005                                                                                       17,725          19,444
 6.15% 2013                                                                                         3,000           3,198
 5.40% 2014                                                                                        25,000          25,047
Cilcorp Inc.:
 8.70% 2009                                                                                        17,025          20,419
 9.375% 2029                                                                                        5,000           6,585
AmerenEnergy Generating Co., Series D, 8.35% 2010                                                   5,000           6,071
Exelon Generation Co., LLC 6.95% 2011                                                              16,600          18,548
Commonwealth Edison Co.:
 Series 99, 3.70% 2008                                                                              2,750           2,756
 Series 101, 4.70% 2015                                                                             3,000           2,890
Exelon Corp. 6.75% 2011                                                                             2,000           2,220
Alabama Power Co.:
 Series X, 3.125% 2008                                                                              1,800           1,759
 4.70% 2010                                                                                         1,750           1,768
 Series Q, 5.50% 2017                                                                               4,000           4,129
Southern Power Co., Series B, 6.25% 2012                                                            6,000           6,489
Progress Energy, Inc. 6.85% 2012                                                                    8,000           8,915
TGT Pipeline, LLC 5.20% 2018 (3)                                                                    7,250           6,809
Public Service Co. of Colorado 4.875% 2013                                                          5,000           4,966
Oncor Electric Delivery Co. 6.375% 2012                                                             3,725           4,088
Kern River Funding Corp. 4.893% 2018 (3)  (6)                                                       3,125           3,075
MidAmerican Energy Co. 5.125% 2013                                                                  1,500           1,514
                                                                                                                  198,402

MULTI-UTILITIES & UNREGULATED POWER  -  0.72%
Williams Companies, Inc.:
 7.125% 2011                                                                                       30,000          30,900
 8.125% 2012                                                                                       30,700          33,309
Williams Holdings of Delaware, Inc.:
 6.25% 2006                                                                                        24,000          24,720
 6.50% 2008                                                                                         6,000           6,090
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012                                         8,000           9,400
Duke Capital Corp.:
 7.50% 2009                                                                                         8,000           9,037
 6.25% 2013                                                                                         5,000           5,181
Duke Energy Corp. First and Refunding Mortgage Bonds, Series B, 3.75% 2008                         10,000          10,005
El Paso Corp.:
 7.00% 2011                                                                                         5,000           4,237
 7.875% 2012                                                                                        8,000           6,860
 7.75% 2032                                                                                         7,000           5,338
Constellation Energy Group, Inc. 6.125% 2009                                                       11,000          12,050
Equitable Resources, Inc.:
 5.15% 2012                                                                                         2,500           2,568
 5.15% 2018 (3)                                                                                     3,125           3,085
                                                                                                                  162,780


REAL ESTATE  -  0.57%
United Dominion Realty Trust, Inc.:
 4.50% 2008                                                                                         4,500           4,560
 6.50% 2009                                                                                        18,500          20,378
Hospitality Properties Trust:
 7.00% 2008                                                                                         3,000           3,210
 6.75% 2013                                                                                        18,925          19,547
EOP Operating LP:
 6.50% 2004                                                                                           865             873
 6.625% 2005                                                                                          500             528
 8.375% 2006                                                                                          600             674
 7.75% 2007                                                                                        14,000          16,050
Spieker Properties, LP 7.125% 2009                                                                  2,000           2,264
Developers Diversified Realty Corp. 4.625% 2010                                                    19,205          18,781
Kimco Realty Corp.:
 Series C, 3.95% 2008                                                                               3,000           2,993
 6.00% 2012                                                                                         2,000           2,118
Price REIT, Inc. 7.50% 2006                                                                         2,900           3,296
Simon Property Group, LP:
 5.375% 2008                                                                                        2,000           2,100
 4.875% 2010                                                                                        5,000           5,065
Federal Realty Investment Trust:
 6.125% 2007                                                                                        4,500           4,699
 8.75% 2009                                                                                         1,000           1,195
Boston Properties LP 6.25% 2013                                                                     5,000           5,332
Rouse Co. 7.20% 2012                                                                                4,700           5,231
Archstone-Smith Operating Trust  5.00% 2007                                                         5,000           5,223
ERP Operating Limited Partnership 6.625% 2012                                                       3,000           3,297
                                                                                                                  127,414

CONSUMER STAPLES  -  0.53%
Delhaize America, Inc.:
 7.375% 2006                                                                                        7,000           7,508
 8.125% 2011                                                                                       14,000          15,523
Nabisco, Inc.:
 7.05% 2007                                                                                         1,000           1,124
 7.55% 2015                                                                                         6,645           7,868
 6.375% 2035 (5)                                                                                   10,020          10,532
Kraft Foods Inc.:
 4.625% 2006                                                                                        1,000           1,043
 6.25% 2012                                                                                         1,855           2,002
Unilever Capital Corp. 6.875% 2005                                                                 20,000          21,847
Wal-Mart Stores, Inc. 3.375% 2008                                                                  12,000          11,853
SUPERVALU INC:
 7.625% 2004                                                                                        2,000           2,080
 7.875% 2009                                                                                        5,212           5,989
 7.50% 2012                                                                                         2,980           3,375
Albertson's, Inc. 7.50% 2011                                                                       10,000          11,427
Kellogg Co. 6.00% 2006                                                                              5,750           6,196
Cadbury Schweppes US Finance LLC 5.125% 2013 (3)                                                    5,500           5,466
Fred Meyer, Inc. 7.375% 2005                                                                        5,000           5,342
                                                                                                                  119,175

OTHER  -  2.90%
Electronic Data Systems Corp. 6.00% 2013 (3) (5)                                                   60,000          56,937
Tyco International Group SA:
 6.375% 2005                                                                                       20,000          21,075
 5.80% 2006                                                                                         5,000           5,250
 6.125% 2008                                                                                       15,000          15,844
 6.125% 2009                                                                                        3,000           3,169
 6.375% 2011                                                                                        4,500           4,703
Motorola, Inc.:
 6.75% 2006                                                                                        23,000          24,786
 7.625% 2010                                                                                       10,000          11,274
 8.00% 2011                                                                                         5,000           5,799
Phillips Petroleum Co. 8.50% 2005                                                                  34,925          38,422
Packaging Corp. of America: (3)
 4.375% 2008                                                                                       25,000          24,840
 5.75% 2013                                                                                         4,000           3,995
Dow Chemical Co.:
 5.00% 2007                                                                                        10,500          10,944
 5.75% 2008                                                                                        10,500          11,179
 5.75% 2009                                                                                         5,000           5,279
Washington Mutual, Inc.:
 2.40% 2005                                                                                         7,000           6,996
 7.50% 2006                                                                                        16,500          18,515
J.C. Penney Co., Inc.:
 8.00% 2010                                                                                         8,000           8,940
 7.40% 2037                                                                                        15,065          16,044
Cendant Corp.:
 6.875% 2006                                                                                       14,525          15,974
 6.25% 2008                                                                                         1,750           1,901
 7.375% 2013                                                                                        2,500           2,869
PHH Corp. 6.00% 2008                                                                                3,000           3,213
MGM Mirage, Inc. 8.50% 2010                                                                        17,000          19,359
MGM Grand, Inc. 6.875% 2008                                                                         2,000           2,118
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (3)  (6)                           19,365          21,210
Weyerhaeuser Co.:
 5.95% 2008                                                                                        11,593          12,419
 5.25% 2009                                                                                         7,000           7,228
 6.75% 2012                                                                                         1,000           1,084
Toys "R" Us, Inc.:
 6.875% 2006                                                                                        5,000           5,398
 7.625% 2011                                                                                        5,000           5,519
 7.875% 2013                                                                                        5,055           5,594
 7.375% 2018                                                                                        3,585           3,696
Pemex Finance Ltd. 8.875% 2010 (6)                                                                 12,427          14,630
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                              11,500          12,449
IT&T Corp. 6.75% 2005                                                                               2,000           2,120
Lennar Corp., Series B, 9.95% 2010                                                                 12,125          13,995
Hilton Hotels Corp.:
 7.625% 2008                                                                                        4,000           4,425
 7.20% 2009                                                                                         5,662           6,179
 7.625% 2012                                                                                        2,825           3,139
Worldspan LP 9.625% 2011 (3)                                                                       13,860          13,583
Raytheon Co.:
 6.30% 2005                                                                                         5,500           5,786
 6.50% 2005                                                                                         7,063           7,564
Hyatt Equities, LLC 6.875% 2007 (3)                                                                12,120          12,879
Hutchison Whampoa International Ltd. 6.50% 2013 (3)                                                11,800          12,316
Lowe's Companies, Inc.:
 Series B, 6.70% 2007                                                                               5,455           6,067
 8.25% 2010                                                                                         4,455           5,439
Valero Energy Corp. 6.125% 2007                                                                    10,000          10,948
Fort James Corp. 6.875% 2007                                                                       10,050          10,653
International Paper Co. 8.125% 2024                                                                10,000          10,580
WMX Technologies, Inc. 8.00% 2004                                                                   9,785          10,057
Carnival Corp. 6.15% 2008                                                                           8,250           8,818
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012                                       10,000           8,762
John Deere Capital Corp. 3.90% 2008                                                                 8,000           8,107
Royal Caribbean Cruises Ltd.:
 7.25% 2006                                                                                         4,500           4,759
 8.75% 2011                                                                                         2,500           2,800
International Game Technology 8.375% 2009                                                           6,000           7,170
BHP Finance Ltd. 6.69% 2006                                                                         6,480           7,137
Harrah's Operating Co., Inc. 7.125% 2007                                                            6,000           6,745
Pulte Corp. 8.375% 2004                                                                             6,430           6,656
Allegheny Technologies, Inc. 8.375% 2011                                                            8,000           6,600
Johnson & Johnson 8.72% 2024                                                                        5,750           6,371
Bristol-Myers Squibb Co. 5.25% 2013 (3)                                                             5,000           5,117
Target Corp.:
 5.95% 2006                                                                                         2,000           2,174
 3.375% 2008                                                                                        1,650           1,644
Office Depot, Inc. 6.25% 2013                                                                       3,000           3,114
Norske Skogindustrier ASA 6.125% 2015 (3)                                                           2,000           2,012
Nordstrom, Inc. 8.95% 2005                                                                            525             586
                                                                                                                  652,954

COLLATERALIZED MORTGAGE-/ASSET-BACKED OBLIGATIONS  -  4.89%
British Airways PLC 8.75% 2016 (5)                                                      Lira       38,750          65,349
Wells Fargo Mortgage Backed Securities Trust: (6)
 Series 2003-13, Class A-1, 4.50% 2018                                                          $  20,000          19,646
 Series 2003-12, Class A-1, 4.75% 2018                                                             10,000           9,900
 Series 2003-K, Class A-1, 4.522% 2033 (5)                                                         25,000          24,773
 Series 2003-M, Class A-1, 4.78% 2033                                                              10,000           9,894
WaMu Mortgage Pass-Through Certificates Trust: (5)  (6)
 Series 2003-AR7, Class A-7, 3.842% 2033                                                           22,056          21,571
 Series 2003-AR8, Class A, 4.03% 2033                                                               9,581           9,657
 Series 2003-AR6, Class A-1, 4.385% 2033                                                           24,469          24,452
AmeriCredit Automobile Receivables Trust, Class A-4, FSA insured: (6)
 Series 2002-C, 3.55% 2009                                                                         32,000          32,234
 Series 2003-CF, 3.48% 2010                                                                        20,000          19,314
Bear Stearns Commercial Mortgage Securities Inc.: (6)
 Series 2002-HOME, Class A, 1.72% 2013 (3)  (5)                                                    25,720          25,664
 Series 1999-WF2, Class A-1, 6.80% 2031                                                            22,126          23,701
Morgan Stanley Dean Witter Capital I Trust, Class A-1: (6)
 Series 2001-TOP5, 5.02% 2035                                                                      15,849          16,606
 Series 2003-TOP9, 3.98% 2036                                                                      31,128          31,133
Metris Master Trust: (5)  (6)
 Series 2001-1, Class B, 1.92% 2007                                                                15,484          15,513
 Series 2001-3, Class A, 1.35% 2008                                                                 8,500           8,357
 Series 2000-3, Class A, 1.38% 2009                                                                18,000          17,245
 Series 2001-2, Class A, 1.44% 2009                                                                 3,500           3,314
CHL Mortgage Pass-Through Trust: (6)
 Series 2003-J6, Class 2-A-1, 4.75% 2018                                                            4,290           4,277
 Series 2003-27, Class A-1, 3.846% 2033 (5)                                                         8,632           8,565
 Series 2003-56, Class A-6, 4.95% 2033                                                             30,000          30,465
Chase Commercial Mortgage Securities Corp., Class A-1: (6)
 Series 1998-2, 6.025% 2030                                                                        13,604          14,533
 Series 2000-2, 7.543% 2032                                                                        16,873          18,747
 Series 2000-1, 7.656% 2032                                                                         8,399           9,274
Banc of America Mortgage Securities Trust: (5)  (6)
 Series 2003-F, Class 2-A-1, 3.734% 2033                                                            4,421           4,402
 Series 2003-G, Class 2-A-1, 4.088% 2033                                                           19,163          19,208
 Series 2003-D, Class 2-A-1, 4.183% 2033                                                           18,009          18,079
MMCA Auto Owner Trust: (6)
 Series 2000-2, Class B, 7.42% 2005                                                                 8,000           8,179
 Series 2001-3, Class A-3, 1.37% 2006 (5)                                                           3,909           3,894
 Series 2001-3, Class B, 2.07% 2008 (5)                                                             2,639           2,507
 Series 2002-4, Class A-4, 3.05% 2009                                                               4,000           3,938
 Series 2002-3, Class A-4, 3.57% 2009                                                              10,000           9,933
 Series 2002-2, Class A-4, 4.30% 2010                                                              10,000          10,117
 Series 2002-2, Class B, 4.67% 2010                                                                 1,509           1,326
Salomon Brothers Commercial Mortgage Trust, Class A-1: (6)
 Series 2001-C2, 4.482% 2006                                                                       13,007          13,457
 Series 2000-C1, 7.46% 2008                                                                        21,494          24,007
Bear Stearns ARM Trust: (5)  (6)
 Series 2003-6, Class A-2, 4.079% 2033                                                             18,888          19,071
 Series 2003-3, Class II-A-2, 4.224% 2033                                                          14,902          14,997
MBNA Master Credit Card Trust II: (6)
 Series 2000-I, Class A, 6.90% 2008                                                                25,000          27,136
 Series 2000-H, Class B, 1.72% 2013 (5)                                                             5,000           5,028
Chase Funding Trust, Series 2003-1, Class IIA-2, 1.45% 2032 (5)  (6)                               30,000          29,981
PP&L Transition Bond Co. LLC, Series 1999-1: (6)
 Class A-7, 7.05% 2009                                                                             10,000          11,207
 Class A-8, 7.15% 2009                                                                             16,190          18,599
CS First Boston Mortgage Securities Corp.: (6)
 Series 2003-AR20, Class II-A-2, 4.028% 2033 (5)                                                    9,084           9,123
 Series 2001-CF2, Class A-3, 6.238% 2034                                                           11,000          12,069
 Series 1998-C1, Class C, 6.78% 2040                                                                6,550           7,224
CPS Auto Receivables Trust, Class A-2, XLCA insured: (3)  (6)
 Series 2003-A, 2.89% 2009                                                                          6,492           6,461
 Series 2002-B, 3.50% 2009                                                                         14,469          14,733
 Series 2002-C, 3.52% 2009                                                                          4,288           4,325
Consumer Credit Reference Index Securities Program Trust,
   Series 2002-1, AMBAC insured, 3.14% 2007 (3)  (5)  (6)                                          20,000          19,943
Delta Air Lines, Inc.:
 Series 2003-1, Class G, AMBAC insured, 1.911% 2009 (3)  (5)  (6)                                   4,387           4,415
 Series 2001-1, Class A-2, 7.111% 2013                                                              5,000           5,097
 Series 2002-1, Class C, 7.779% 2013 (6)                                                            9,219           7,896
 1991 Equipment Certificates Trust, Series K, 10.00% 2014 (3)  (6)                                  2,000           1,555
SeaWest Securitization, LLC, XLCA insured: (3)  (6)
 Series 2002-A, Class A-2, 2.58% 2008                                                               4,184           4,195
 Series 2002-A, Class A-3, 3.58% 2008                                                               1,000           1,018
 Series 2003-A, Class A-2, 2.84% 2009                                                              12,000          12,143
GE Capital Commercial Mortgage Corp., Series 2001-1,
   Class A-1, 6.079% 2033 (6)                                                                      16,073          17,328
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1,
   Class D, 6.974% 2030 (6)                                                                        15,595          17,166
Triad Automobile Receivables Owner Trust, Class A-3, AMBAC insured: (6)
 Series 2002-A, 2.62% 2007                                                                          6,750           6,829
 Series 2002-1, 3.00% 2009 (3)                                                                     10,000          10,144
Continental Airlines, Inc.:
 MBIA insured, 2.046% 2009 (5)                                                                      2,000           2,018
 Series 1997-4, Class A, 6.90% 2019 (6)                                                             5,056           4,987
 Series 2000-1, Class A-1, 8.048% 2022 (6)                                                          7,225           7,388
Home Equity Asset Trust, Series 2003-5, Class A-2, 1.47% 2033 (5) (6)                              14,044          14,053
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015 (3) (6)                            11,088          12,114
Pass-through Amortizing Credit Card Trusts, Series 2002-1,
   Class A-3FX, 6.298% 2012 (3)  (6)                                                               11,709          11,823
Southwest Airlines Co., Series 2001-1: (6)
 Class A-2, 5.496% 2006                                                                             1,400           1,508
 Class B, 6.126% 2006                                                                               8,500           9,246
California Infrastructure and Economic Development Bank, Special Purpose Trust, Series 1997-1:  (6)
 SCE-1, Class A-6, 6.38% 2008                                                                       7,220           7,696
 PG&E-1, Class A-7, 6.42% 2008                                                                      2,687           2,861
Educational Enhancement Funding Corp. Tobacco Settlement Bonds,
   Series 2002-A, 6.72% 2025 (6)                                                                   11,053          10,491
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class II-A,
   4.311% 2033 (5)  (6)                                                                            10,000          10,060
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates,
   Series 2003-5, Class A-2, 2.43% 2033 (6)                                                        10,000          10,008
CompuCredit Credit Card Master Note Business Trust, Series 2001-One,
   Class A, 1.51% 2008 (3) (5) (6)                                                                 10,000           9,968
Residential Funding Mortgage Securities I, Series 2003-S15, Class A-1,
   4.50% 2018 (6)                                                                                   9,798           9,626
Residential Asset Securities Corp. Trust, Series 2002-KS8, Class A-3,
   AMBAC insured, 3.69% 2027 (6)                                                                    9,000           9,160
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured,
   2.41% 2007 (3) (6)                                                                               9,000           9,051
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured,
   3.03% 2010 (6)                                                                                   8,000           8,125
Capital One Multi-asset Execution Trust, Series 2003-1, Class A,
   1.51% 2009 (5) (6)                                                                               8,000           8,043
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023 (6)                         7,500           7,708
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed Bonds,
   Series 2001-A, 6.36% 2025 (6)                                                                    7,909           7,670
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1,
   4.01% 2033 (5) (6)                                                                               7,401           7,258
Green Tree Financial Corp., Series 1998-4, Class A-5, 6.18% 2030 (6)                                6,852           6,980
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4,
   MBIA insured, 7.33% 2006 (3) (6)                                                                 6,433           6,477
Banco Itau SA, Series 2002-2, XLCA insured, 1.828% 2006 (3) (5) (6)                                 6,000           5,970
Providian Master Trust, Series 2000-3, Class C, 7.60% 2007 (3) (6)                                  5,000           5,053
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2,
   1.69% 2030 (5) (6)                                                                               5,000           5,027
Security National Mortgage Loan Trust, Series 2000-1, Class A-2,
   8.75% 2024 (3) (6)                                                                               4,624           4,882
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured,
   2.985% 2007 (3) (6)                                                                              3,363           3,374
Continental Auto Receivables Owner Trust, Series 2000-A, Class A-4,
   MBIA insured, 7.42% 2004 (3) (6)                                                                 3,053           3,072
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013                                      3,000           3,053
Prestige Auto Receivables Trust, Series 2001-1A, Class A, FSA insured,
   5.26% 2009 (3) (6)                                                                               2,131           2,188
NPF XII, Inc.: (3) (4) (6) (7)
 Series 2001-1A, Class A, 1.989% 2004  (5)                                                          3,000             360
 Series 2001-3, Class A, 5.52% 2007                                                                 5,000             600
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured,
   6.264% 2021 (6)                                                                                    900             929
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (3) (6) (7)                                 5,000             290
NextCard Credit Card Master Note Trust, Series 2001-1A, Class A,
   1.42% 2007 (3) (5) (6)                                                                              93              92
                                                                                                                1,100,123


FEDERAL AGENCY OBLIGATIONS: MORTGAGE PASS-THROUGHS   (6) -  1.68%
Fannie Mae:
 3.82% 2033 (5)                                                                                    28,009          27,910
 4.011% 2033 (5)                                                                                    4,898           4,920
 4.222% 2033 (5)                                                                                    7,710           7,768
 5.00% 2018 - 2033                                                                                 31,581          31,869
 5.50% 2017 - 2033                                                                                103,920         106,242
 6.00% 2016 - 2017                                                                                 53,955          56,249
 6.50% 2031 - 2032                                                                                  9,846          10,248
 7.00% 2016 - 2032                                                                                  5,419           5,719
 7.50% 2029 - 2031                                                                                  2,426           2,594
 10.50% 2021 - 2022                                                                                 1,984           2,303
 11.00% 2015 - 2020                                                                                 3,958           4,656

Freddie Mac:
 4.50% 2018                                                                                         9,725           9,695
 5.00% 2018                                                                                        23,220          23,602
 5.50% 2033                                                                                        27,000          27,129
 6.00% 2017                                                                                         1,504           1,568
 7.50% 2032                                                                                        10,003          10,723

Government National Mortgage Assn.:
 5.50% 2033                                                                                        41,950          42,500
 6.50% 2032                                                                                         3,564           3,740
                                                                                                                  379,435


FEDERAL AGENCY OBLIGATIONS: COLLATERALIZED MORTGAGE OBLIGATIONS (6) -  0.13%
Fannie Mae:
 Series 2002-W7, Class A-2, 4.80% 2022                                                              5,000           5,159
 Series 2002-W3, Class A-5, 7.50% 2028                                                              1,422           1,558
 Series 2003-W10, Class 1A-2B, 3.112% 2037                                                          9,726           9,696
 Series 2001-50, Class BA, 7.00% 2041                                                               1,732           1,836
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.542% 2027 (3) (5)                    4,788           5,301
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                  5,000           4,990
                                                                                                                   28,540

OTHER FEDERAL AGENCY OBLIGATIONS  -  0.42%
Fannie Mae: 7.125% 2005                                                                            65,500          70,073
Freddie Mac: 7.00% 2005                                                                            22,500          24,414
                                                                                                                   94,487

GOVERNMENT & GOVERNMENTAL AUTHORITIES (EXCLUDING U.S.)  -  0.05%
United Mexican States Government Global 4.625% 2008                                                12,200          12,261

U.S. TREASURY NOTES AND BONDS  -  5.20%
 11.875% November 2003                                                                            137,000         137,471
 7.25% May 2004                                                                                   200,000         206,532
 12.375% May 2004                                                                                  96,000         101,745
 13.750% August 2004                                                                              162,000         177,795
 7.875% November 2004                                                                              39,000          41,626
 6.50% May 2005                                                                                     7,500           8,061
 12.00% May 2005                                                                                  100,000         115,938
 10.75% August 2005                                                                                85,000          98,454
 9.375% February 2006                                                                              62,000          72,220
 3.375% January 2007  (8)                                                                          11,650          12,709
 8.75% November 2008                                                                              100,000         100,281
 10.375% November 2009                                                                             23,000          25,099
 12.75% November 2010                                                                              50,000          60,664
 6.375% August 2027                                                                                 9,000          10,368
                                                                                                                1,168,963

MUNICIPAL OBLIGATIONS  -  0.32%
County of Los Angeles, Taxable Pension Obligation Bonds, Series 1994-A,
   AMBAC insured, 8.57% 2005                                                                       25,000          27,669
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2003-A1:
 5.00% 2021                                                                                        13,500          13,290
 6.25% 2033                                                                                        10,000           8,826
Dept. of Water Resources, Power Supply Revenue Bonds, Series 2002-E,
   3.585% 2004                                                                                     10,000          10,075
Badger Tobacco Asset Securitization Corp., Tobacco Settlement
   Asset-backed Bonds, 6.125% 2027 (expected maturity 2014)                                        10,340           9,452
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B,
   5.50% 2030 (expected maturity 2013)                                                              3,400           2,776
                                                                                                                   72,088


Total bonds & notes (cost: $6,173,544,000)                                                                      6,356,386



                                                                                                Principal          Market
                                                                                                 amount             value
Short-term securities - 7.39%                                                                     (000)             (000)

Corporate short-term notes  -  4.99%
Coca-Cola Co. 1.01% - 1.03% due 11/19/2003-1/20/2004                                           $  128,100      $  127,958
E.I. DuPont de Nemours & Co. 1.02% - 1.06% due 12/3/2003-1/20/2004 (9)                            111,000         110,819
Pfizer Inc 1.02% due 12/1-12/23/2003 (3)                                                          110,000         109,881
Wal-Mart Stores Inc. 1.00% due 11/3-11/18/2003 (3)                                                 74,000          73,971
Procter & Gamble Co. 1.00% - 1.03% due 11/12-12/12/2003 (3)                                        71,500          71,454
Wells Fargo & Co. 1.04% due 12/3/2003                                                              59,000          58,944
BellSouth Corp. 1.00% due 11/3-11/5/2003 (3)                                                       52,700          52,693
Kimberly-Clark Worldwide Inc. 1.01% - 1.03% due 11/10-11/14/2003 (3)                               50,000          49,983
Merck & Co. Inc. 1.02% due 11/17/2003                                                              50,000          49,975
United Parcel Service Inc. 0.98% due 11/21/2003                                                    50,000          49,970
CAFCO, LLC 1.06% due 12/8/2003 (3)                                                                 50,000          49,944
SBC International Inc. 1.025% - 1.03% due 11/17-11/20/2003 (3)                                     49,700          49,673
Target Corp. 1.00% - 1.01% due 11/10-11/24/2003                                                    48,200          48,175
ChevronTexaco Corp. 1.00% - 1.03% due 11/3-12/16/2003                                              46,500          46,482
Edison Asset Securitization LLC 1.07% due 11/17-12/2/2003 (3)                                      45,500          45,466
Household Finance Corp. 1.08% due 1/13/2004                                                        34,300          34,223
American Express Credit Corp. 1.05% due 1/21/2004                                                  27,500          27,434
Johnson & Johnson 1.00% due 1/12/2004 (3)                                                          25,000          24,947
Verizon Network Funding Corp. 1.02% due 11/4/2003                                                  20,000          19,998
American General Finance Corp. 1.07% due 1/6/2004                                                  20,000          19,960
                                                                                                                1,121,950

U.S. Treasuries  -  1.71%
U.S. Treasury Bills 0.82% - 1.00% due 11/13/2003-4/15/2004 (9)                                    384,300         383,660

Federal agency discount notes  -  0.39%
Tenessee Valley Authority 0.91% due 11/20/2003                                                     34,000          33,983
International Bank for Reconstruction and Development 1.00% due 11/21/2003                         28,400          28,383
Federal Farm Credit Banks 0.99% due 12/30/2003 (9)                                                 25,000          24,958
                                                                                                                   87,324

Certificates of deposit  -  0.30%
Wells Fargo & Co. 1.04%-1.06% due 12/5-12/15/2003                                                  66,500          66,500


Total short-term securities (cost: $1,659,402,000)                                                              1,659,434


Total investment securities (cost: $20,180,704,000)                                                            22,616,998
Other assets less liabilities                                                                                    (128,494)

Net assets                                                                                                    $22,488,504


(1)  Security did not produce income during the last 12 months.
(2)  The fund owns 8.21%, 6.84%, 6.50%, 6.40%, 5.78%, 5.64%, 5.51%, 5.32%, 5.23%
     and 5.20% of the outstanding voting securities of Capital & Regional PLC, Pacifica Group Ltd., Fortune Real Estate Investment Trust, WD-40 Co., M-real Oyj, Fong's Industries Co. Ltd., Ascendas Real Estate Investment Trust, Premier Farnell PLC, GATX Corp., and IHC Caland NV, respectively, and thus is considered an affiliate of these companies under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5)  Coupon rate may change periodically.
(6) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(7) Company not making scheduled interest payments; bankruptcy proceedings pending.
(8) Index-linked bond whose principal amount moves with a government retail price index.
(9) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since April 30, 2003

ABN AMRO
Ascendas REIT
Baxter International
BT Group
Cheung Kong Infrastructure Holdings
Chubb
Cia. Vale do Rio Doce
Deutsche Telekom
Developers Diversified Realty
Emerson Electric
Equitable Resources
Fannie Mae
Fong's Industries
Fortis
Fortune REIT
Freddie Mac
Hays
Hilton Group
Husky Energy
iStar Financial
Kowloon Motor Bus
KT
Northeast Utilities
Portugal Telecom
Schering-Plough
ServiceMaster
Singapore Post
Sky City
Sonic Healthcare
TDC
Telecom Italia
TOTAL
Unibail
Unilever
UnumProvident
Vodafone
Wing Lung Bank


Equity securities eliminated from the portfolio since April 30, 2003

Analog Devices
Federal Signal
HKR International
Kerr-McGee
National City
Williams Companies
WMC Resources


FINANCIAL STATEMENTS

Statement of assets and liabilities
at October 31, 2003
(dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $19,785,147)          $22,155,796
  Affiliated issuers (cost: $395,557)                   461,202     $22,616,998
 Cash                                                                        99
 Receivables for:
  Sales of investments                                   81,244
  Sales of fund's shares                                140,925
  Dividends and interest                                154,117         376,286
                                                                     22,993,383

LIABILITIES:
 Payables for:
  Purchases of investments                              372,469
  Repurchases of fund's shares                           12,725
  Dividends on fund's shares                            105,133
  Investment advisory services                            4,862
  Services provided by affiliates                         8,908
  Deferred Directors' compensation                          544
  Other fees and expenses                                   238         504,879

NET ASSETS AT OCTOBER 31, 2003                                      $22,488,504

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                         $20,117,127
 Distributions in excess of net investment income                      (112,250)
 Undistributed net realized gain                                         47,145
 Net unrealized appreciation                                          2,436,482

NET ASSETS AT OCTOBER 31, 2003                                      $22,488,504



TOTAL AUTHORIZED CAPITAL STOCK - 1,000,000 SHARES, $.01 PAR VALUE


                                                 SHARES       NET ASSET VALUE
                     NET ASSETS               OUTSTANDING       PER SHARE

Class A              $18,273,401               403,438            $45.29
Class B                1,532,121                33,826             45.29
Class C                1,695,792                37,440             45.29
Class F                  538,514                11,889             45.29
Class 529-A              120,933                 2,670             45.29
Class 529-B               31,418                   694             45.29
Class 529-C               53,774                 1,187             45.29
Class 529-E                7,202                   159             45.29
Class 529-F                1,247                    28             45.29
Class R-1                  4,865                   107             45.29
Class R-2                 57,137                 1,261             45.29
Class R-3                 45,803                 1,011             45.29
Class R-4                  5,524                   122             45.29
Class R-5                120,773                 2,666             45.29


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $48.05 for each.


See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2003                       (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $23,431; also includes
            $13,057 from affiliates)                   $465,966
  Interest (includes $375 from affiliates)              289,473        $755,439

 Fees and expenses:
  Investment advisory services                           49,143
  Distribution services                                  51,360
  Transfer agent services                                13,130
  Administrative services                                 3,009
  Reports to shareholders                                   504
  Registration statement and prospectus                   1,039
  Postage, stationery and supplies                        1,288
  Directors' compensation                                   303
  Auditing and legal                                         98
  Custodian                                               1,929
  State and local taxes                                     116
  Other                                                     118
  Total expenses before reimbursement                   122,037
   Reimbursement of expenses                                340         121,697
 Net investment income                                                  633,742

NET REALIZED GAIN AND UNREALIZED APPRECIATION
  ON INVESTMENTS AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                           122,520
  Non-U.S. currency transactions                         (3,425)        119,095
 Net unrealized appreciation on:
  Investments                                         2,008,207
  Non-U.S. currency translations                            192       2,008,399
   Net realized gain and unrealized appreciation
    on investments and non-U.S. currency                              2,127,494
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                     $2,761,236



See Notes to Financial Statements


Statement of changes in net assets                       (dollars in thousands)


                                                        Year ended October 31
                                                          2003          2002
OPERATIONS:
 Net investment income                                 $633,742        $401,625
 Net realized gain on investments and
  non-U.S. currency transactions                        119,095         177,186
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations   2,008,399        (679,111)
  Net increase (decrease) in net assets
   resulting from operations                          2,761,236        (100,300)

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income and
 currency losses                                       (738,021)       (453,022)
 Distributions from net realized gain
  on investments                                       (149,966)       (224,286)
   Total dividends and distributions paid
    to shareholders                                    (887,987)       (677,308)

Capital share transactions                            9,444,131       3,691,794

Total increase in net assets                         11,317,380       2,914,186

Net assets:
 Beginning of year                                   11,171,124       8,256,938
 End of year (including distributions in excess of
  net investment income: $112,250 and
  $63,503, respectively)                            $22,488,504     $11,171,124


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend - with higher income distributions every quarter to the extent possible - together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
                          Initial sales        Contingent deferred sales         Conversion feature
Share class                   charge              charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes A and 529-A       Up to 5.75%          None (except 1% for certain       None
                                               redemptions within one year
                                               of purchase without an initial
                                               sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes B and 529-B       None                 Declines from 5% to zero for      Classes B and 529-B
                                               redemptions within six years      convert to classes A
                                               of purchase                       and 529-A, respectively,
                                                                                 after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class C                   None                 1% for redemptions within one     Class C converts to
                                               year of purchase                  Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-C               None                 1% for redemptions within         None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-E               None                 None                              None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes F and 529-F       None                 None                              None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,    None                 None                              None
   R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

     MORTGAGE  DOLLAR  ROLLS - The fund may  enter  into  mortgage  dollar  roll transactions  in  which  the fund  sells a  mortgage-backed  security  to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

     SECURITIES LENDING - The fund may lend portfolio securities from time to time in order to earn additional income; however, it does not currently intend to engage in an ongoing or regular securities lending program. When the fund lends securities, it receives collateral in an amount not less than 100% of the market value of the loaned securities throughout the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered on the next business day. If the borrower defaults on its obligation to return the securities loaned, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income earned is included in interest income in the accompanying financial statements.

2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on investments; and amortization of premiums or discounts. As of October 31, 2003, a portion of the difference between the tax basis undistributed net investment income and currency gains and the distributions in excess of net investment income for financial reporting purposes is attributed to amortization of premiums and discounts of $109,752,000. The remainder of the difference is substantially attributed to the accrual of dividends payable to shareholders on fund shares for financial reporting purposes of $105,133,000. Such amounts are not deducted from tax basis undistributed net investment income and currency gains until paid. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2003, the cost of investment securities for federal income tax purposes was $20,288,468,000.

During the year ended October 31, 2003, the fund reclassified $55,532,000 from undistributed net realized gains to undistributed net investment income; and reclassified $31,984,000 from undistributed net realized gains to additional paid in capital to align financial reporting with tax reporting.

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)
Undistributed net investment income and currency gains                  $95,959
Undistributed long-term capital gains                                    52,473
Gross unrealized appreciation on investment securities                2,520,789
Gross unrealized depreciation on investment securities                 (192,259)

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                     Year ended                                                Year ended
                  October 31, 2003                                           October 31, 2002
                    Distributions       Distributions          Total          Distributions      Distributions       Total
                   from ordinary        from long-term     distributions      from ordinary      from long-term   distributions
Share class(1)          income          capital gains          paid              income          capital gains       paid

Class A             $ 638,512            $ 132,738           $ 771,250         $ 429,540           $ 217,769      $ 647,309
Class B                36,618                6,635              43,253            10,033               3,646         13,679
Class C                36,073                6,351              42,424             8,130               2,288         10,418
Class F                14,536                2,286              16,822             3,054                 583          3,637
Class 529-A             3,446                  481               3,927               471                   -            471
Class 529-B               707                  118                 825                90                   -             90
Class 529-C             1,197                  204               1,401               166                   -            166
Class 529-E               188                   26                 214                20                   -             20
Class 529-F                29                    2                  31                -*                   -             -*
Class R-1                  89                    7                  96                 4                   -              4
Class R-2               1,076                   91               1,167                23                   -             23
Class R-3                 856                   65                 921                11                   -             11
Class R-4                 120                    4                 124                 1                   -              1
Class R-5               4,574                  958               5,532             1,479                   -          1,479
Total               $ 738,021            $ 149,966           $ 887,987         $ 453,022           $ 224,286      $ 677,308
* Amount less than one thousand.

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.150% on such assets in excess of $8 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. The Board of Directors approved an amended agreement effective November 1, 2003, continuing the series of rates to include additional annual rates of 0.145% on daily net assets in excess of $13 billion but not exceeding $17 billion; 0.140% on such assets in excess of $17 billion but not exceeding $21 billion; 0.135% on such assets in excess of $21 billion but not exceeding $27 billion; and 0.130% on such assets in excess of $27 billion. Beginning January 13, 2003, the date such assets exceeded $13 billion, CRMC voluntarily reduced fees for investment advisory services to the rates provided by the amended agreement. As a result, for the year ended October 31, 2003, the fee shown on the accompanying financial statements of $49,143,000, which was equivalent to an annualized rate of 0.305%, was voluntarily reduced by $228,000 to $48,915,000, or 0.303% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

     -----------------------------------------------------------------------
     SHARE CLASS                  CURRENTLY APPROVED LIMITS     PLAN LIMITS
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Class A                                0.30%                  0.30%
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Class 529-A                             0.30                   0.50
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes B and 529-B                     1.00                   1.00
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes C, 529-C and R-1                1.00                   1.00
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Class R-2                               0.75                   1.00
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes 529-E and R-3                   0.50                   0.75
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes F, 529-F and R-4                0.25                   0.50
     -----------------------------------------------------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. For the year ended October 31, 2003, the total fees paid by CRMC were $112,000. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended October 31, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
                                                                        ADMINISTRATIVE SERVICES
                                                           ------------------------------------------------------------
                                                                                                    COMMONWEALTH OF
                                                                   CRMC                                VIRGINIA
                          DISTRIBUTION    TRANSFER AGENT      ADMINISTRATIVE   TRANSFER AGENT       ADMINISTRATIVE
         SHARE CLASS        SERVICES         SERVICES            SERVICES        SERVICES              SERVICES
         --------------------------------------------------------------------------------------------------------------
             Class A         $30,499          $12,136        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          9,512             994          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          9,597          Included            $1,440              $246            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           803           Included             482                 89             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         70            Included             111                 11                  $ 74
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         191           Included              28                 10                   19
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         321           Included              48                 13                   32
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         22            Included              6                   1                   4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          2            Included              1                  -*                    1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          24            Included              4                   4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          211           Included              42                 175            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          102           Included              31                 35             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           6            Included              4                   2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              93                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $51,360          $13,130            $2,290              $589                 $130
         ----------------==============================================================================================
         * Amount less than one thousand.

DEFERRED DIRECTORS'COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $216,000 in current fees (either paid in cash or deferred) and a net increase of $87,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):
                                                            Reinvestments of
                                                             dividends and
                                         Sales(2)            distributions
Share class(1)                      Amount    Shares         Amount     Shares

YEAR ENDED OCTOBER 31, 2003
Class A                         $7,405,320   174,398       $ 663,828    15,700
Class B                          1,007,923    23,803          35,734       840
Class C                          1,213,322    28,456          33,454       786
Class F                            398,746     9,376          12,315       289
Class 529-A                         80,292     1,896           3,520        83
Class 529-B                         21,377       506             744        17
Class 529-C                         36,230       855           1,262        30
Class 529-E                          5,100       120             190         4
Class 529-F                          1,063        25              25         1
Class R-1                            4,490       106              79         1
Class R-2                           55,487     1,307             958        22
Class R-3                           45,582     1,071             735        17
Class R-4                            5,754       135             100         2
Class R-5                           51,100     1,190           3,666        87
Total net increase
   (decrease)                  $10,331,786   243,244       $ 756,610    17,879

YEAR ENDED OCTOBER 31, 2002
Class A                         $3,213,249    74,760       $ 557,555    12,948
Class B                            379,427     8,822          10,680       249
Class C                            407,138     9,471           7,717       180
Class F                            161,609     3,773           2,338        55
Class 529-A                         33,479       776             304         7
Class 529-B                          8,031       188              55         1
Class 529-C                         14,190       330             104         2
Class 529-E                          1,741        41              13        -*
Class 529-F                             71         2              -*        -*
Class R-1                              461        11               1        -*
Class R-2                            5,108       124               6        -*
Class R-3                            2,498        61               3        -*
Class R-4                              295         7              -*        -*
Class R-5                           82,166     1,864             720        17
Total net increase
   (decrease)                   $4,309,463   100,230       $ 579,496    13,459


Share class(1)                         Repurchases(2)           Net increase
                                      Amount    Shares        Amount     Shares
YEAR ENDED OCTOBER 31, 2003
Class A                         $ (1,364,724)  (32,332)   $6,704,424    157,766
Class B                              (79,340)   (1,870)      964,317     22,773
Class C                              (93,871)   (2,208)    1,152,905     27,034
Class F                              (66,373)   (1,572)      344,688      8,093
Class 529-A                           (3,520)      (83)       80,292      1,896
Class 529-B                             (693)      (16)       21,428        507
Class 529-C                           (1,034)      (24)       36,458        861
Class 529-E                             (278)       (6)        5,012        118
Class 529-F                               -*        -*         1,088         26
Class R-1                               (479)      (11)        4,090         96
Class R-2                             (7,472)     (175)       48,973      1,154
Class R-3                             (5,700)     (134)       40,617        954
Class R-4                               (850)      (20)        5,004        117
Class R-5                            (19,931)     (458)       34,835        819
Total net increase
   (decrease)                   $ (1,644,265)  (38,909)   $9,444,131    222,214

YEAR ENDED OCTOBER 31, 2002
Class A                         $ (1,115,501)  (25,984)   $2,655,303     61,724
Class B                              (29,860)     (709)      360,247      8,362
Class C                              (31,041)     (741)      383,814      8,910
Class F                              (17,690)     (415)      146,257      3,413
Class 529-A                             (385)       (9)       33,398        774
Class 529-B                              (93)       (2)        7,993        187
Class 529-C                             (234)       (6)       14,060        326
Class 529-E                              (18)       -*         1,736         41
Class 529-F                                -         -            71          2
Class R-1                                (14)       -*           448         11
Class R-2                               (686)      (17)        4,428        107
Class R-3                               (156)       (4)        2,345         57
Class R-4                                (82)       (2)          213          5
Class R-5                             (1,405)      (34)       81,481      1,847
Total net increase
   (decrease)                   $ (1,197,165)  (27,923)   $3,691,794     85,766

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2)  Includes exchanges between share classes of the fund.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2003, the total value of restricted securities was $1,340,367,000, which represented 5.96% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,643,766,000 and $3,898,759,000, respectively, during the year ended October 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2003, the custodian fee of $1,929,000 included $53,000 that was offset by this reduction, rather than paid in cash.

FINANCIAL HIGHLIGHTS (1)


                                         Income (loss) from investment operations (2) (3)
                                                                     Net
                                     Net asset                   gains(losses)
                                       value,         Net        on securities      Total from
                                     beginning    investment     (both realized     investment
                                     of period      income       and unrealized)    operations

CLASS A:
 Year ended 10/31/2003                $40.73         $1.72            $5.36           $7.08
 Year ended 10/31/2002                 43.80          1.82            (1.67)            .15
 Year ended 10/31/2001                 43.69          1.94             1.19            3.13
 Year ended 10/31/2000                 44.90          1.99              .26            2.25
 Year ended 10/31/1999                 48.40          1.93             (.70)           1.23
CLASS B:
 Year ended 10/31/2003                 40.73          1.38             5.36            6.74
 Year ended 10/31/2002                 43.80          1.48            (1.67)           (.19)
 Year ended 10/31/2001                 43.69          1.60             1.19            2.79
 Period from 3/15/2000 to 10/31/2000   40.33           .96             3.44            4.40
CLASS C:
 Year ended 10/31/2003                 40.73          1.35             5.36            6.71
 Year ended 10/31/2002                 43.80          1.45            (1.67)           (.22)
 Period from 3/15/2001 to 10/31/2001   44.15           .81             (.14)            .67
CLASS F:
 Year ended 10/31/2003                 40.73          1.67             5.36            7.03
 Year ended 10/31/2002                 43.80          1.76            (1.67)            .09
 Period from 3/15/2001 to 10/31/2001   44.15           .99             (.14)            .85
CLASS 529-A:
 Year ended 10/31/2003                 40.73          1.70             5.36            7.06
 Period from 2/19/2002 to 10/31/2002   43.06          1.19            (2.13)           (.94)
CLASS 529-B:
 Year ended 10/31/2003                 40.73          1.30             5.36            6.66
 Period from 2/15/2002 to 10/31/2002   43.33           .98            (2.40)          (1.42)
CLASS 529-C:
 Year ended 10/31/2003                 40.73          1.31             5.36            6.67
 Period from 2/20/2002 to 10/31/2002   43.12           .97            (2.20)          (1.23)
CLASS 529-E:
 Year ended 10/31/2003                 40.73          1.53             5.36            6.89
 Period from 3/1/2002 to 10/31/2002    43.74          1.08            (2.83)          (1.75)
CLASS 529-F:
 Year ended 10/31/2003                 40.73          1.64             5.36            7.00
 Period from 9/17/2002 to 10/31/2002   41.74           .14             (.89)           (.75)
CLASS R-1:
 Year ended 10/31/2003                 40.73          1.35             5.36            6.71
 Period from 6/11/2002 to 10/31/2002   45.41           .52            (4.53)          (4.01)
CLASS R-2:
 Year ended 10/31/2003                 40.73          1.36             5.36            6.72
 Period from 5/31/2002 to 10/31/2002   46.10           .51            (5.16)          (4.65)
CLASS R-3:
 Year ended 10/31/2003                 40.73          1.52             5.36            6.88
 Period from 6/4/2002 to 10/31/2002    45.74           .56            (4.80)          (4.24)
CLASS R-4:
 Year ended 10/31/2003                 40.73          1.68             5.36            7.04
 Period from 5/20/2002 to 10/31/2002   45.84           .65            (4.85)          (4.20)
CLASS R-5:
 Year ended 10/31/2003                 40.73          1.81             5.36            7.17
 Period from 5/15/2002 to 10/31/2002   45.87           .89            (5.02)          (4.13)




                                 Dividends and distributions

                                          Dividends
                                          (from net    Distributions        Total             Net asset
                                         investment    (from capital    dividends and         value, end      Total
                                           income)          gains)      distributions         of period       return(4)

CLASS A:
 Year ended 10/31/2003                    $(2.00)         $(.52)          $(2.52)               $45.29        17.95%
 Year ended 10/31/2002                     (2.05)         (1.17)           (3.22)                40.73          .16
 Year ended 10/31/2001                     (2.08)          (.94)           (3.02)                43.80         7.39
 Year ended 10/31/2000                     (1.92)         (1.54)           (3.46)                43.69         5.56
 Year ended 10/31/1999                     (1.92)         (2.81)           (4.73)                44.90         2.52
CLASS B:
 Year ended 10/31/2003                     (1.66)          (.52)           (2.18)                45.29        17.03
 Year ended 10/31/2002                     (1.71)         (1.17)           (2.88)                40.73         (.61)
 Year ended 10/31/2001                     (1.74)          (.94)           (2.68)                43.80         6.56
 Period from 3/15/2000 to 10/31/2000       (1.04)             -            (1.04)                43.69        10.97
CLASS C:
 Year ended 10/31/2003                     (1.63)          (.52)           (2.15)                45.29        16.94
 Year ended 10/31/2002                     (1.68)         (1.17)           (2.85)                40.73         (.69)
 Period from 3/15/2001 to 10/31/2001       (1.02)             -            (1.02)                43.80         1.52
CLASS F:
 Year ended 10/31/2003                     (1.95)          (.52)           (2.47)                45.29        17.82
 Year ended 10/31/2002                     (1.99)         (1.17)           (3.16)                40.73          .03
 Period from 3/15/2001 to 10/31/2001       (1.20)             -            (1.20)                43.80         1.94
CLASS 529-A:
 Year ended 10/31/2003                     (1.98)          (.52)           (2.50)                45.29        17.89
 Period from 2/19/2002 to 10/31/2002       (1.39)             -            (1.39)                40.73        (2.31)
CLASS 529-B:
 Year ended 10/31/2003                     (1.58)          (.52)           (2.10)                45.29        16.82
 Period from 2/15/2002 to 10/31/2002       (1.18)             -            (1.18)                40.73        (3.37)
CLASS 529-C:
 Year ended 10/31/2003                     (1.59)          (.52)           (2.11)                45.29        16.83
 Period from 2/20/2002 to 10/31/2002       (1.16)             -            (1.16)                40.73        (2.96)
CLASS 529-E:
 Year ended 10/31/2003                     (1.81)          (.52)           (2.33)                45.29        17.44
 Period from 3/1/2002 to 10/31/2002        (1.26)             -            (1.26)                40.73        (4.09)
CLASS 529-F:
 Year ended 10/31/2003                     (1.92)          (.52)           (2.44)                45.29        17.72
 Period from 9/17/2002 to 10/31/2002        (.26)             -             (.26)                40.73        (1.79)
CLASS R-1:
 Year ended 10/31/2003                     (1.63)          (.52)           (2.15)                45.29        16.94
 Period from 6/11/2002 to 10/31/2002        (.67)             -             (.67)                40.73        (8.84)
CLASS R-2:
 Year ended 10/31/2003                     (1.64)          (.52)           (2.16)                45.29        16.99
 Period from 5/31/2002 to 10/31/2002        (.72)             -             (.72)                40.73       (10.10)
CLASS R-3:
 Year ended 10/31/2003                     (1.80)          (.52)           (2.32)                45.29        17.42
 Period from 6/4/2002 to 10/31/2002         (.77)             -             (.77)                40.73        (9.27)
CLASS R-4:
 Year ended 10/31/2003                     (1.96)          (.52)           (2.48)                45.29        17.84
 Period from 5/20/2002 to 10/31/2002        (.91)             -             (.91)                40.73        (9.20)
CLASS R-5:
 Year ended 10/31/2003                     (2.09)          (.52)           (2.61)                45.29        18.20
 Period from 5/15/2002 to 10/31/2002       (1.01)             -            (1.01)                40.73        (9.04)





                                                   Ratio of       Ratio of
                                     Net assets,   expenses       net income
                                    end of period  to average     to average
                                    (in millions)  net assets (6) net assets (9)

CLASS A:
 Year ended 10/31/2003                   $18,273         .65%           4.04%
 Year ended 10/31/2002                    10,006         .67            4.19
 Year ended 10/31/2001                     8,057         .66            4.36
 Year ended 10/31/2000                     7,368         .67            4.67
 Year ended 10/31/1999                     8,773         .64            4.15
CLASS B:
 Year ended 10/31/2003                     1,532        1.44            3.19
 Year ended 10/31/2002                       450        1.44            3.41
 Year ended 10/31/2001                       118        1.41            3.35
 Period from 3/15/2000 to 10/31/2000          18        1.44 (7)        3.90 (7)
CLASS C:
 Year ended 10/31/2003                     1,696        1.51            3.08
 Year ended 10/31/2002                       424        1.52            3.31
 Period from 3/15/2001 to 10/31/2001          65        1.51 (7)        2.98 (7)
CLASS F:
 Year ended 10/31/2003                       539         .76            3.86
 Year ended 10/31/2002                       155         .79            4.04
 Period from 3/15/2001 to 10/31/2001          17         .80 (7)        3.70 (7)
CLASS 529-A:
 Year ended 10/31/2003                       121         .70            3.99
 Period from 2/19/2002 to 10/31/2002          32         .91 (7)        4.05 (7)
CLASS 529-B:
 Year ended 10/31/2003                        31        1.64            3.04
 Period from 2/15/2002 to 10/31/2002           8        1.66 (7)        3.32 (7)
CLASS 529-C:
 Year ended 10/31/2003                        54        1.63            3.05
 Period from 2/20/2002 to 10/31/2002          13        1.65 (7)        3.31 (7)
CLASS 529-E:
 Year ended 10/31/2003                         7        1.10            3.57
 Period from 3/1/2002 to 10/31/2002            2        1.11 (7)        3.87 (7)
CLASS 529-F:
 Year ended 10/31/2003                         1         .85            3.78
 Period from 9/17/2002 to 10/31/2002           - (5)     .10             .35
CLASS R-1:
 Year ended 10/31/2003                         5        1.53 (8)        3.12
 Period from 6/11/2002 to 10/31/2002           - (5)     .60 (8)        1.27
CLASS R-2:
 Year ended 10/31/2003                        57        1.49 (8)        3.11
 Period from 5/31/2002 to 10/31/2002           4         .63 (8)        1.29
CLASS R-3:
 Year ended 10/31/2003                        46        1.11 (8)        3.46
 Period from 6/4/2002 to 10/31/2002            2         .46 (8)        1.40
CLASS R-4:
 Year ended 10/31/2003                         6         .76 (8)        3.79
 Period from 5/20/2002 to 10/31/2002           - (5)     .34 (8)        1.59
CLASS R-5:
 Year ended 10/31/2003                       121         .44            4.28
 Period from 5/15/2002 to 10/31/2002          75         .21            2.10



                                              Year ended October 31
                                   2003     2002     2001       2000     1999

Portfolio turnover rate
  for all classes of shares         27%      36%      37%        41%      21%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net gains (losses) on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5)  Amount less than 1 million.
(6) CRMC voluntarily agreed to reduce a portion of the fees relating to investment advisory fees during the year ended October 31, 2003. Had CRMC not reduced such fees, the expense ratios would have been higher by .002% for each share class.
(7)  Annualized.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been 1.66%, 1.85%, 1.15% and .79% for classes R-1, R-2, R-3 and R-4, respectively, during the year ended October 31, 2003, and .87%, .77%, .62% and .76% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended October 31, 2002.
(9) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by .34 percentage points as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.



Report of independent auditors

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Los Angeles, California
December 2, 2003





TAX INFORMATION (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

During the fiscal year ended October 31, 2003, the fund paid a long-term capital gain distribution of $149,966,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, 52% of the dividends paid by the fund from net investment income from January 1 through the end of the fund's fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 28% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.






                          CAPITAL INCOME BUILDER, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                              January 1, 2004


                         (as amended March 9, 2004)




This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of Capital Income Builder (the "fund" or "CIB") dated January 1, 2004. The prospectus may be obtained from your financial adviser or by writing to the fund at the following address:

                          Capital Income Builder, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       24
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       27
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       33
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       35
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Shareholder Account Services and Privileges . . . . . . . . . . . .       37
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       38
General Information . . . . . . . . . . . . . . . . . . . . . . . .       38
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       42
Financial Statements




                        Capital Income Builder - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


INCOME PRODUCING SECURITIES

..    The fund will invest at least 90% of its assets in income-producing securities.

EQUITY SECURITIES

..    The fund will invest at least 50% of its assets in equity securities.

DEBT SECURITIES

..    The fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba or below by Moody's Investors Service, Inc. ("Moody's") and BB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES


..    The fund may invest up to 45% of its assets in securities of issuers domiciled outside the United States.


                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be


                        Capital Income Builder - Page 2
subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The values of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, values of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated debt securities.


Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Debt securities may be sensitive to adverse economic changes, political and corporate developments and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks


                        Capital Income Builder - Page 3
automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the United States may involve special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


                        Capital Income Builder - Page 4

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued by U.S. government agencies, including the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae securities) or the issuer (in the case of Fannie Mae and Freddie Mac securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by Ginnie Mae, Fannie Mae and Freddie Mac. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" ("CMOs") are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on these securities' effective maturities is magnified.


                        Capital Income Builder - Page 5

"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts ("REITs"), which are pooled investment vehicles that primarily invest in real estate or real estate-related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (e.g., short-term notes up to nine months in maturity issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the


                        Capital Income Builder - Page 6
borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


                        Capital Income Builder - Page 7

RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended 2003 and 2002 were 27% and 36%, respectively. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal years.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;


                        Capital Income Builder - Page 8

3.   Invest in companies for the purpose of exercising control or management;

4. Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16.  Write, purchase or sell put options, call options or combinations thereof;


                        Capital Income Builder - Page 9

With respect to investment restriction number 6, investments in 144A securities and 4(2) commercial paper are excluded for the purposes of calculating the 10% limitation.


With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the United States, the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the United States based on the issuer's principal or major business activities.


Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


NON-FUNDAMENTAL POLICIES - The following policies may be changed without shareholder approval.


1.   The fund may not issue senior securities, except as permitted by the 1940
Act.

2. The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


                        Capital Income Builder - Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS


                                     YEAR FIRST                                        NUMBER OF BOARDS
                        POSITION      ELECTED                                           WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR     PRINCIPAL OCCUPATION(S) DURING    COMPLEX/2/ ON WHICH            HELD
     NAME AND AGE         FUND     OF THE FUND/1/            PAST 5 YEARS               DIRECTOR SERVES          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1987        Private investor; former                  19            Ducommun Incorporated;
 Christie                                           President and CEO, The Mission                          IHOP Corporation;
 Age: 70                                            Group (non-utility holding                              Southwest Water
                                                    company, subsidiary of Southern                         Company;
                                                    California Edison Company)                              Valero L.P.
-----------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow          Director       2001        Professor, Columbia University,            2            None
 Age: 45                                            School of International and
                                                    Public Affairs
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director       1992        Private investor; Chairman of              5            None
 Age: 49                                            the Board and CEO, Ladera
                                                    Management Company (venture
                                                    capital and agriculture);
                                                    former owner and President,
                                                    Energy Investment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale           Director       1987        President, The Lovejoy                     5            None
 Age: 68                                            Consulting Group, Inc. (a pro
                                                    bono consulting group advising
                                                    non-profit organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Director       1992        Deputy Chairman of the Council             3            None
 Age: 67                                            and Chairman of the
                                                    International Advisory Panel,
                                                    Graduate School of Government,
                                                    University of Sydney,
                                                    Australia; Member of the Board
                                                    of Directors, The Lowy
                                                    Institute for International
                                                    Policy Studies, Sydney,
                                                    Australia; Chairman of the
                                                    Council, Australian Strategic
                                                    Policy Institute; former
                                                    Chichele Professor of the
                                                    History of War and Fellow, All
                                                    Souls College, University of
                                                    Oxford; former Chairman of the
                                                    Council, International
                                                    Institute for Strategic Studies
-----------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director       1992        Retired; former Chairman of the            2            None
 Age: 77                                            Board and Chief Executive
                                                    Officer, Ford Motor Company
-----------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers         Director       1989        Actor, Producer; Co-founder and            2            None
 Age: 61                                            President, The William Holden
                                                    Wildlife Foundation;
                                                    conservation consultant, Land
                                                    Rover and The Jaguar North
                                                    America; and author of The
                                                    Jaguar Conservation Trust
-----------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham          Director       2001        President and University                   2            None
 Age: 54                                            Professor of Archaeology,
                                                    Claremont Graduate University
-----------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Director       1987        Senior Economic Adviser and                2            None
 Age: 79                                            Corporate Fellow in
                                                    International Economics, The
                                                    RAND Corporation; former Dean,
                                                    The RAND Graduate School
-----------------------------------------------------------------------------------------------------------------------------------




                        Capital Income Builder - Page 11

                        Capital Income Builder - Page 12

                                                         PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST              PAST 5 YEARS AND              NUMBER OF BOARDS
                                         ELECTED                 POSITIONS HELD                WITHIN THE FUND
                         POSITION       A DIRECTOR          WITH AFFILIATED ENTITIES         COMPLEX/2/ ON WHICH
                         WITH THE     AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER            DIRECTOR
    NAME AND AGE           FUND       OF THE FUND/1/               OF THE FUND                OR OFFICER SERVES
------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.     Vice               1987        Executive Vice President and                  17
 Age: 55                Chairman of                    Director, Capital Research and
                        the Board                      Management Company; Director, The
                        and                            Capital Group Companies, Inc.*;
                        Director                       Director, American Funds
                                                       Distributors, Inc.*
------------------------------------------------------------------------------------------------------------------
 James B.               Chairman of        1992        Senior Vice President and Director,            2
 Lovelace/6/            the Board                      Capital Research and Management
 Age: 47                and                            Company
                        Director
------------------------------------------------------------------------------------------------------------------
 Jon B. Lovelace/6/     Director           1987        Chairman Emeritus, Capital Research            2
 Age: 76                                               and Management Company

------------------------------------------------------------------------------------------------------------------




                        OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE          BY DIRECTOR OR OFFICER
----------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.     None
 Age: 55
----------------------------------------------------
 James B.               None
 Lovelace/6/
 Age: 47
----------------------------------------------------
 Jon B. Lovelace/6/     None
 Age: 76
----------------------------------------------------






                                                                                  PRINCIPAL OCCUPATION(S) DURING
                           POSITION         YEAR FIRST ELECTED                    PAST 5 YEARS AND POSITIONS HELD
                           WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE              FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon        Executive Vice             1996          Senior Vice President, Capital Research Company*
 Age: 47                  President
-----------------------------------------------------------------------------------------------------------------------------------
 Janet A.                Senior Vice               1992          Senior Vice President and Director, Capital Research and
 McKinley                 President                              Management Company; Senior Vice President, Capital Research
 Age: 49                                                         Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Catherine M.             President                1987          Senior Vice President and Director, Capital Research and
 Ward                                                            Management Company; Director, American Funds Service Company*;
 Age: 56                                                         Secretary and Director, Capital Group Research, Inc.*; Director,
                                                                 The Capital Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Mark R.                 Senior Vice               2001          Senior Vice President, Capital Research and Management Company
 Macdonald                President
 Age: 44
-----------------------------------------------------------------------------------------------------------------------------------
 Steven T. Watson       Vice President             1997          Senior Vice President, Capital Research Company*
 Age: 48
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti         Secretary                1987          Vice President - Fund Business Management Group, Capital Research
 Age: 47                                                         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sheryl F.                Treasurer                2003          Vice President - Fund Business Management Group, Capital Research
 Johnson                                                         and Management Company
 Age: 35
-----------------------------------------------------------------------------------------------------------------------------------
 Valerie Y. Lewis    Assistant Secretary           2003          Fund Compliance Specialist, Capital Research and Management
 Age: 47                                                         Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Regal    Assistant Treasurer           2003          Vice President - Fund Business Management Group, Capital Research
 Age: 32                                                         and Management Company
-----------------------------------------------------------------------------------------------------------------------------------





                        Capital Income Builder - Page 13

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
6 James B. Lovelace is the son of Jon B. Lovelace, Jr.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                        Capital Income Builder - Page 14

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2002


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie       $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                 Over $100,000               Over 100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen                 None                       None
-------------------------------------------------------------------------------
 Stefanie Powers               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham              $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Charles Wolf, Jr.           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Jon B. Lovelace               Over $100,000               Over $100,000
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION - No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays annual fees of $15,000 to Directors who are not affiliated with the investment adviser, $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


                        Capital Income Builder - Page 15

Director Compensation Paid During the Fiscal Year Ended October 31, 2003

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                    $21,500                           $242,035
 Christie/3/
------------------------------------------------------------------------------------------
 Merit E. Janow                   21,500                             45,000
------------------------------------------------------------------------------------------
 Mary Myers                       21,500                            132,000
 Kauppila/3/
------------------------------------------------------------------------------------------
 Gail L. Neale                    21,500                             96,500
------------------------------------------------------------------------------------------
 Robert J. O'Neill                21,500                             55,000
------------------------------------------------------------------------------------------
 Donald E.                        22,000                             45,000
 Petersen/3/
------------------------------------------------------------------------------------------
 Stefanie Powers                  19,000                             39,000
------------------------------------------------------------------------------------------
 Steadman Upham/3/                22,000                             46,000
------------------------------------------------------------------------------------------
 Charles Wolf, Jr.                21,500                             45,000
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors. Compensation for the fiscal year ended October 31, 2003 includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2003 fiscal year for participating Directors is as follows: H. Frederick Christie ($145,139), Mary Myers Kauppila ($280,774), Donald E. Petersen ($73,455) and Steadman Upham ($46,488). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of December 1, 2003, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS - The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Under Maryland law, the fund's business and affairs are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


                        Capital Income Builder - Page 16

Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The B, C, F and 529 share classes are described in more detail in the fund's retail prospectus and retail statement of additional information. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF DIRECTORS - The fund has an Audit Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Robert J. O'Neill, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. Two Audit Committee meetings were held during the 2003 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory


                        Capital Income Builder - Page 17
and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 of the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2003 fiscal year.


The fund has a Nominating Committee comprised of Gail L. Neale, Donald E. Petersen, Stefanie Powers and Steadman Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2003 fiscal year.


The fund has a Proxy Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stephanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, monitoring certain contested proy voting issues, and discussing related current issues. Two Proxy Committee meetings were held during the 2003 fiscal year.


PRINCIPAL FUND SHAREHOLDERS - The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2003:




                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        33.83%
 Shareholder Accounting
 201 Progress Pkwy.
 Maryland Hts, MO  63043-3009
----------------------------------------------------------------------------
 Alfredo Giovannelli Trustee                         Class R-1       6.63
 Elecom Supply Co. Inc.
 Defined Benefit Plan
 3646 Midway Dr.
 San Diego, CA  92110-5201
----------------------------------------------------------------------------
 Martha Logan Pearl TTEE                             Class R-1      12.81
 Curiale Dellaverson Hirschfeld
 Kraemer & Sloan 401K Plan
 DTD 1/12/02
 111 Sutter St. Fl. 1800
 San Francisco, CA  94104-4541
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-3      20.44
 Separate Account DC 401K
 P.O. Box 2999
 Hartford, CT  06104-2999
----------------------------------------------------------------------------
 Nationwide Trust Company FSB                        Class R-3       9.87
 c/o IPO Portfolio Accounting
 P.O. Box 182029
 Columbus, OH  43218-2029
----------------------------------------------------------------------------
 CB&T Trustee For                                    Class R-4      30.45
 Smithgroup Inc.
 Retirement Accumulation Plan
 c/o Fascorp - Inv/Mutual Fund Trading
 8515 E. Orchard Rd. #2T2
 Greenwood Vlg., CO  80111-5037
----------------------------------------------------------------------------
 CB&T Trustee For                                    Class R-4       5.34
 The Quakertown National Bank Profit
 Sharing & Section 401K Plan
 c/o Fascorp - Inv/Mutual Fund Trading
 8515 E. Orchard Rd. #2T2
 Greenwood Vlg., CO  80111-5037
----------------------------------------------------------------------------
 Trustlynx & Co. FBO #TTZPFDFFP                      Class R-4      20.43
 Parker Fire Protection District
 Firefighters Pension Plan
 P.O. Box 173736
 Denver, CO  80217-3736
----------------------------------------------------------------------------
 Greenleaf Corpsavings & Ret. Pl.                    Class R-4       7.76
 18695 Greenleaf Drive
 P.O. Box 1040
 Saegertown, PA  16433-1040
----------------------------------------------------------------------------
 CGTC Tr. Capital Group Master                       Class R-5      31.08
 Retirement Pl. PX-2534-NAV
 c/o Capital Guardian Trust Co.
 333 S. Hope St., Fl. 49
 Los Angeles, CA  80071-1406
----------------------------------------------------------------------------




                        Capital Income Builder - Page 18

INVESTMENT ADVISER - The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


                        Capital Income Builder - Page 19

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by: (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors.


At its most recent meeting, the Committee gave consideration to a wide variety of factors, including, among others, the fund's relatively favorable investment results, both on an absolute basis and relative to select indexes and to other mutual funds with similar investment objectives; the fact that the fund's advisory fees and overall expense ratios were among the lowest of its peer group; the various management and administrative services provided by the investment adviser; the financial results of the investment adviser; and the strength, reputation, quality and depth of experience of the investment adviser and its investment and administrative personnel. The Committee's action in recommending appoval of the Agreement reflects the Committee's determination that the advisory fees and other expenses paid by the fund are fair and that shareholders have received reasonable value in return for such fees and expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are reasonable, both absolutely and on a relative basis, and that shareholders receive fair value for such fees and expenses.


The investment adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                        Capital Income Builder - Page 20

The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles.


The management fee is based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion but not exceeding $13 billion; 0.145% of such assets in excess of $13 billion but not exceeding $17 billion; 0.140% of such assets in excess of $17 billion but not exceeding $21 billion; 0.135% of such assets in excess of $21 billion but not exceeding $27 billion; and 0.130% of such assets in excess of $27 billion, plus 3.0% of the fund's gross investment income. Assuming net assets of $8 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.27%, 0.30%, 0.33%, 0.36% and 0.39%, respectively.


The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses, such as litigation and acquisitions) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the investment adviser is required to reduce its management fee due to Class A share expense ratios exceeding the above limit, the investment adviser will either: (i) reduce its management fee similarly for other classes of shares, or (ii) reimburse the fund for other expenses to the extent necessary to result in an expense reduction only for Class A shares of the fund.


For the fiscal years ended October 31, 2003, 2002 and 2001, the investment adviser received from the fund advisory fees of $48,915,000, $30,376,000 and $25,719,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's R share classes will continue in effect until October 31, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the


                        Capital Income Builder - Page 21
activities performed by third parties providing such services. During the start-up period for Class R-1, R-2, R-3 and R-4 shares, the investment adviser agreed to pay a portion of these fees. For the year ended October 31, 2003, the total fees paid by the investment adviser were $112,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


During the 2003 fiscal period, administrative services fees, gross of any payments made by the investment adviser, were:

                                                        ADMINISTRATIVE SERVICES FEE
-----------------------------------------------------------------------------------------
                   CLASS R-1                                     $  8,000
-----------------------------------------------------------------------------------------
                   CLASS R-2                                      217,000
-----------------------------------------------------------------------------------------
                   CLASS R-3                                       66,000
-----------------------------------------------------------------------------------------
                   CLASS R-4                                        6,000
-----------------------------------------------------------------------------------------
                   CLASS R-5                                       96,000
-----------------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


                        Capital Income Builder - Page 22

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR
                                                                   REVENUE          COMPENSATION
                                              FISCAL YEAR     OR FEES RETAINED       TO DEALERS
----------------------------------------------------------------------------------------------------
                 CLASS A                         2003            $34,650,000        $162,187,000
                                                 2002             12,254,000          58,424,000
                                                 2001              1,778,000          17,257,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable


                        Capital Income Builder - Page 23
for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2003 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $30,499,000                 $3,956,000
------------------------------------------------------------------------------
       CLASS R-1                     24,000                      7,000
------------------------------------------------------------------------------
       CLASS R-2                    211,000                     63,000
------------------------------------------------------------------------------
       CLASS R-3                    102,000                     32,000
------------------------------------------------------------------------------
       CLASS R-4                      6,000                      2,000
------------------------------------------------------------------------------




OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.

As of January 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:

         1717 Capital Management Company
         A. G. Edwards & Sons, Inc.
         AIG/SunAmerica Group
         American General/Franklin Financial
         Ameritas/The Advisors Group
         AXA Advisors, LLC
         Baird/NMIS Group
         Cadaret, Grant & Co., Inc.
         Cambridge Investment Research, Inc.
         Capital Analysts, Inc.
         Commonwealth Financial Network
         Cuna Brokerage Services, Inc.
         Deutsche Bank Securities Inc.
         Edward Jones
         Ferris, Baker Watts, Inc.
         GE Independent Accountant Network
         Hefren-Tillotson, Inc.
         Hornor, Townsend & Kent, Inc.
         ING Advisors Network
         InterSecurities, Inc.
         Investacorp, Inc.
         Janney Montgomery Scott LLC
         Jefferson Pilot Securities Corporation
         JJB Hilliard/PNC Bank
         Legg Mason Wood Walker, Inc.
         Lincoln Financial Advisors Corporation
         Linsco/Private Ledger Corp.
         McDonald Investments/Society National Bank
         Merrill Lynch, Pierce, Fenner & Smith Inc.
         Metlife Enterprises
         MML Investors Services, Inc.
         Morgan Keegan & Company, Inc.
         NatCity Investment, Inc.
         National Planning Holdings
         NFP Securities, Inc.
         PacLife Group
         Park Avenue Securities LLC
         Princor/PPI
         ProEquities, Inc.
         Raymond James Group
         RBC Dain Rauscher Inc.
         Securian/C.R.I.
         Securities Service Network Inc.
         Signator Investors, Inc.
         Smith Barney
         Stifel, Nicolaus & Company, Inc.
         The O.N. Equity Sales Company
         UBS Financial Services Inc.
         US Bancorp Piper Jaffray Group
         Wachovia Group
         WS Griffith Securities, Inc.





                          TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net


                        Capital Income Builder - Page 24
realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.


                        Capital Income Builder - Page 25

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This


                        Capital Income Builder - Page 26
     original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans


                        Capital Income Builder - Page 27
with at least $1 million or more in plan assets. Class R shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other American Funds. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


                        Capital Income Builder - Page 28

FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                        Capital Income Builder - Page 29

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond and bond funds of the American Funds are set forth below. American Funds money market funds are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)



                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .          5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge.


The following investments are not subject to any initial sales charge if American Funds Service Company is notified:


     . investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and

     .Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below).

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution on investments made with no initial sales charge.


                        Capital Income Builder - Page 30

     EMPLOYER-SPONSORED RETIREMENT PLANS

     ON OR BEFORE MARCH 31, 2004:

     An employer-sponsored retirement plan (including certain 403(b) plans) may invest in Class A shares without any initial sales charge if the plan invests $1 million or more, or if American Funds Service Company is notified that the plan has 100 or more eligible employees or has $50 million or more in assets. Plans investing in this manner may continue to purchase Class A shares without any initial sales charge after March 31, 2004.

     403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans.

     AFTER MARCH 31, 2004:

     . Employer-sponsored retirement plans not yet invested in Class A shares and wishing to invest without a sales charge will no longer be eligible to purchase Class A shares. Such plans may invest only in Class R shares.

     . Provided that the plan's recordkeeper can properly apply a sales charge on the plan's investments, an employer-sponsored retirement plan not yet invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge, regardless of whether the plan has 100 or more eligible employees or whether it has $50 million or more in assets. An employer-sponsored retirement plan that purchases Class A shares with a sales charge will be eligible to purchase additional Class A shares in accordance with the sales charge table above. If the recordkeeper cannot properly apply a sales charge on the plan's investments, then the plan may invest only in Class R shares.

     . Employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a statement of intention of $1 million or more. More information about statements of intention can be found under "Class A Sales Charge Reductions."

In addition, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales


                        Capital Income Builder - Page 31
agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


                        Capital Income Builder - Page 32

For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of the American Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. After March 31, 2004, employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a statement of intention of $1 million or more.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge on purchases of the American Funds, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including holdings in Endowments (shares of which may be owned only by tax-exempt organizations) may be credited toward satisfying the Statement.



                        Capital Income Builder - Page 33

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in the American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.



                        Capital Income Builder - Page 34

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the current value of your investment in American Legacy Retirement Investment Plan. Direct purchases of American Funds money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: (i) Class A shares at net asset value; (ii) Class A shares subject to the applicable initial sales charge; (iii) Class B shares; (iv) Class C shares; or (v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above). No dealer commissions will be paid on rollovers to American Funds money market funds.


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules


                        Capital Income Builder - Page 35
about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type of security, the existence of contractual or legal


                        Capital Income Builder - Page 36
restrictions on resale, relevant financial or business developments affecting the issuer or its business prospects, similar or related securities that are more actively traded, and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these funds' net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets);


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes; and

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                        Capital Income Builder - Page 37

                      EXECUTION OF PORTFOLIO TRANSACTIONS



The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.



The fund is required to disclose information regarding investments in the securities of its "regular" investment-dealers (or parent companies of its regular investment-dealers) that derive more than 15% of their revenue from investment-dealer activities. A regular investment-dealer is: (1) one of the 10 investment-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (2) one of the 10 investment-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(3) one of the 10 investment-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund held equity securities of Bank of America Corp. in the amount of $174,050,000; J.P. Morgan Chase & Co. in the amount of $170,130,000; and Wachovia Corp. in the amount of $84,859,000. The fund held debt securities of Bank of America Corp. in the amount of $32,607,000; J.P.Morgan Chase & Co. in the amount of $38,817,000; Credit Suisse First Boston
(USA), Inc. in the amount of $12,482,000; and Citigroup Inc. in the amount of $5,001,000 as of the fund's most recent fiscal year.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended 2003, 2002 and 2001, amounted to $20,946,000, $11,922,000 and $9,736,000, respectively. The increase in brokerage commissions was due to an increased volume of portfolio securities purchased by the fund.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


                        Capital Income Builder - Page 38

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $12,136,000 for Class A shares for the 2003 fiscal year.


INDEPENDENT AUDITORS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent auditors, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund, and for Directors who are not interested persons (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. These codes include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


PROXY VOTING PROCEDURES AND GUIDELINES - The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote


                        Capital Income Builder - Page 39
on behalf of those funds. Proxies for all other funds are voted by an investment committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


Beginning August 31, 2004 (and each August 31 thereafter) each fund will be required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. Once filed, the most recent Form N-PX will be available (i) without charge, upon request, by calling American Funds Service Company at 800/421-0180, and (ii) on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website at americanfunds.com.


     DIRECTOR MATTERS - The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the Chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS - Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to


                        Capital Income Builder - Page 40
     eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS - Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS - The ratification of auditors, procedural matters relating to the annual meeting, and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES - OCTOBER 31, 2003

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $45.29
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $48.05


           Capital Income Builder - Page 41

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S

COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.


P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.


P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


STANDARD & POOR'S

COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


The following descriptions of debt security ratings are based on information provided by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's").


                        Capital Income Builder - Page 42

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

AAA
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


AA
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


BAA
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


BA
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


CAA
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


CA
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                        Capital Income Builder - Page 43

STANDARD & POOR'S

LONG-TERM ISSUE CREDIT RATINGS

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA

An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC

An obligation rated CC is currently highly vulnerable to nonpayment.


                        Capital Income Builder - Page 44

C

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                        Capital Income Builder - Page 45

INVESTMENT PORTFOLIO, October 31, 2003

[begin pie chart]
                                                            Percent
                                                            of net
Industry diversification                                    assets

Commercial Banks                                              8.88 %
Diversified Telecommunication Services                        6.21
Electric Utilities                                            6.18
Real Estate                                                   6.05
Oil & Gas                                                     3.98
Other industries                                             33.62
Bonds & notes                                                28.26
Cash & equivalents                                            6.82

[end pie chart]


                                                                                                Shares or          Market
                                                                                                principal           value
Equity securities - 64.92%                                                                       amount             (000)

COMMERCIAL BANKS  -  8.88%
HSBC Holdings PLC (United Kingdom)                                                             10,033,114      $  150,495
HSBC Holdings PLC (Hong Kong)                                                                   7,547,645         113,697
FleetBoston Financial Corp.                                                                     5,400,000         218,106
Westpac Banking Corp.                                                                          17,343,755         198,060
Bank of America Corp.                                                                           2,298,300         174,050
Societe Generale                                                                                2,345,000         173,641
J.P. Morgan Chase & Co.                                                                         4,739,000         170,130
Comerica Inc.                                                                                   2,730,000         140,540
Bank of Nova Scotia                                                                             2,823,600         140,259
Royal Bank of Canada                                                                            2,090,000         100,663
Wachovia Corp.                                                                                  1,850,000          84,859
ABN AMRO Holding NV                                                                             3,723,483          77,882
Dah Sing Financial Holdings Ltd.                                                                9,210,000          64,330
United Bankshares, Inc.                                                                         1,775,000          53,694
National Australia Bank Ltd.                                                                    1,863,099          40,299
Australia and New Zealand Banking Group Ltd.                                                    2,456,986          30,925
Lloyds TSB Group PLC                                                                            4,000,000          27,746
AmSouth Bancorporation                                                                            750,000          17,715
Wing Lung Bank Ltd.                                                                             1,857,000          11,692
Allied Irish Banks, PLC                                                                           500,779           7,300
                                                                                                                1,996,083

DIVERSIFIED TELECOMMUNICATION SERVICES  -  6.21%
SBC Communications Inc.                                                                        14,450,000         346,511
BT Group PLC                                                                                   51,000,000         160,346
Verizon Communications Inc.                                                                     4,400,000         147,840
KT Corp. (ADR)                                                                                  7,206,000         142,030
Telecom Corp. of New Zealand Ltd.                                                              44,439,700         131,634
Telecom Italia SpA  (1)                                                                        60,594,455         104,764
Swisscom AG                                                                                       251,391          72,934
Deutsche Telekom International Finance BV 6.50% convertible bonds 2006                    Euro 42,000,000          54,425
TDC A/S                                                                                         1,661,034          53,265
Portugal Telecom, SA                                                                            6,014,536          50,391
BCE Inc.                                                                                        2,182,000          49,418
China Telecom Corp. Ltd., Class H                                                             120,000,000          39,784
ALLTEL Corp. 7.75% 2005                                                                           350,000 units    17,150
CenturyTel, Inc. 6.875% ACES 2005                                                                 500,000 units    14,165
Hellenic Telecommunications Organization SA                                                     1,150,000          12,846
                                                                                                                1,397,503

ELECTRIC UTILITIES  -  6.18%
E.ON AG                                                                                         5,850,000         294,750
Scottish Power PLC                                                                             39,274,000         232,979
Southern Co.                                                                                    6,950,000         207,110
Dominion Resources, Inc.                                                                        1,968,000         121,229
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                                     93,000 units     5,264
Consolidated Edison, Inc.                                                                       3,115,700         126,092
Ameren Corp.                                                                                    1,680,000          75,012
Ameren Corp. 9.75% ACES convertible preferred 2005                                                800,000 units    22,960
FirstEnergy Corp.                                                                               2,788,500          95,897
Northeast Utilities                                                                             3,250,000          61,230
American Electric Power Co., Inc.                                                               1,200,000          33,828
American Electric Power Co., Inc. 9.25% convertible preferred 2005                                560,000          23,940
TXU Corp., Series C, 8.75% convertible preferred 2004                                           1,075,000 units    36,335
Pinnacle West Capital Corp.                                                                       800,000          29,248
Scottish and Southern Energy PLC                                                                2,400,000          24,956
                                                                                                                1,390,830

REAL ESTATE  -  6.05%
iStar Financial, Inc.                                                                           3,975,000         151,288
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred  (1)                       400,000          10,200
Archstone-Smith Trust                                                                           5,165,000         137,905
Kimco Realty Corp.                                                                              2,495,000         103,942
Health Care Property Investors, Inc.                                                            2,085,000          97,224
Hongkong Land Holdings Ltd.                                                                    58,035,000          89,954
Weingarten Realty Investors                                                                     1,966,500          85,090
Equity Residential                                                                              2,800,000          81,900
Boston Properties, Inc.                                                                         1,750,000          77,437
Developers Diversified Realty Corp.                                                             2,050,000          59,245
Hang Lung Group Ltd.                                                                           45,000,000          57,938
Kerry Properties Ltd.                                                                          39,523,251          52,413
Equity Office Properties Trust                                                                  1,800,000          50,418
AMB Property Corp.                                                                              1,625,000          48,734
Apartment Investment and Management Co., Class A                                                1,175,000          48,057
Hang Lung Properties Ltd.                                                                      27,370,000          35,768
Hang Lung Properties Ltd. 5.50% convertible preferred                                           9,000,000           9,225
Pan Pacific Retail Properties, Inc.                                                               725,000          32,154
Capital & Regional PLC (2)                                                                      5,120,000          32,021
Nationwide Health Properties, Inc.                                                              1,400,000          25,620
ProLogis                                                                                          762,346          22,520
Fortune Real Estate Investment Trust, units  (1) (2)                                           30,745,000          18,704
Ascendas Real Estate Investment Trust (2)                                                      30,090,000          17,807
Unibail Holding                                                                                   200,000          15,725
                                                                                                                1,361,289

OIL & GAS  -  3.98%
"Shell" Transport and Trading Co., PLC                                                         16,900,000         105,409
"Shell" Transport and Trading Co., PLC (ADR)                                                    1,600,000          61,056
Royal Dutch Petroleum Co. (New York registered)                                                 3,355,000         148,895
ENI SpA                                                                                        11,660,000         184,515
Canadian Oil Sands Trust  (3)                                                                   3,940,206         115,755
Canadian Oil Sands Trust                                                                          202,786           5,957
Husky Energy Inc.                                                                               6,154,400         101,141
TOTAL SA                                                                                          280,000          43,381
TOTAL SA (ADR)                                                                                    512,900          40,042
TonenGeneral Sekiyu KK                                                                          5,750,000          46,962
ChevronTexaco Corp.                                                                               475,000          35,293
Hunting PLC                                                                                     4,260,000           7,076
                                                                                                                  895,482

TOBACCO  -  3.40%
Altria Group, Inc.                                                                              6,420,000         298,530
UST Inc.                                                                                        4,500,000         153,090
Gallaher Group PLC                                                                              9,635,292          96,352
Altadis, SA                                                                                     3,574,995          86,417
R.J. Reynolds Tobacco Holdings, Inc.                                                            1,450,000          69,644
Imperial Tobacco Group PLC                                                                      3,600,000          59,613
                                                                                                                  763,646

FOOD PRODUCTS  -  2.57%
ConAgra Foods, Inc.                                                                             7,035,000         167,714
H.J. Heinz Co.                                                                                  4,300,000         151,919
Sara Lee Corp.                                                                                  6,000,000         119,580
General Mills, Inc.                                                                             1,700,000          76,245
Unilever NV                                                                                     1,075,000          62,248
                                                                                                                  577,706

INSURANCE  -  2.24%
Irish Life & Permanent PLC                                                                      9,961,849         139,103
Mercury General Corp.                                                                           1,550,000          73,672
Arthur J. Gallagher & Co.                                                                       2,225,400          64,959
Lincoln National Corp.                                                                          1,291,500          51,570
XL Capital Ltd., Class A                                                                          642,800          44,675
St. Paul Companies, Inc.                                                                        1,075,000          40,990
AEGON NV                                                                                        2,760,600          36,085
UnumProvident Corp. 8.25%, ACES convertible 2006                                                1,000,000 units    35,350
Chubb Corp. 7.00% convertible preferred 2006                                                      600,000 units    16,650
                                                                                                                  503,054

PAPER & FOREST PRODUCTS  -  2.02%
UPM-Kymmene Corp.                                                                               6,600,000         123,134
Norske Skogindustrier ASA, Class A                                                              4,062,500          76,789
M-real Oyj, Class B (2)                                                                         8,250,000          72,561
PaperlinX Ltd.                                                                                 18,875,000          67,667
MeadWestvaco Corp.                                                                              1,785,000          46,267
Stora Enso Oyj, Class R                                                                         1,750,000          23,726
Holmen AB, Class B                                                                                650,000          21,703
Georgia-Pacific Corp., Georgia-Pacific Group                                                      818,048          21,498
                                                                                                                  453,345

MULTI-UTILITIES & UNREGULATED POWER  -  1.83%
National Grid Transco PLC                                                                      40,000,000         255,082
United Utilities PLC                                                                            8,600,000          68,690
United Utilities PLC, Class A  (1)                                                              4,777,777          22,553
Equitable Resources, Inc.                                                                         890,000          36,668
Duke Energy Corp.                                                                                 900,000          16,335
Duke Energy Corp. 8.25% convertible preferred 2004                                              1,062,100 units    13,021
                                                                                                                  412,349

THRIFTS & MORTGAGE FINANCE  -  1.61%
Fannie Mae                                                                                      2,300,000         164,887
Freddie Mac                                                                                     1,800,000         101,034
Washington Mutual, Inc.                                                                         2,200,000          96,250
                                                                                                                  362,171

GAS UTILITIES  -  1.54%
Gas Natural SDG, SA                                                                             7,780,000         149,026
NiSource Inc.                                                                                   5,014,307         103,846
Enbridge Inc.                                                                                   2,374,262          93,295
                                                                                                                  346,167

CHEMICALS  -  1.53%
Dow Chemical Co.                                                                                6,300,000         237,447
Lyondell Chemical Co.                                                                           7,400,000         105,820
                                                                                                                  343,267

PHARMACEUTICALS  -  1.29%
Bristol-Myers Squibb Co.                                                                       10,230,000         259,535
Schering-Plough Corp.                                                                           2,050,000          31,304
                                                                                                                  290,839

DIVERSIFIED FINANCIAL SERVICES  -  1.02%
ING Groep NV                                                                                    5,815,000         120,348
GATX Corp. (2)                                                                                  3,050,000          68,595
GATX Corp. 7.50% convertible note 2007 (3)                                                    $ 5,000,000           5,506
Fortis                                                                                          2,000,000          35,436
                                                                                                                  229,885

TRANSPORTATION INFRASTRUCTURE  -  0.76%
Abertis Infraestructuras SA (merged with Aurea Concesiones
   de Infraestructuras SA) (1)                                                                  8,008,137         107,646
Abertis Infraestructuras SA (1) (4)                                                               398,232           5,353
BRISA-Auto-Estradas de Portugal, SA (3)                                                         9,450,000          58,915
                                                                                                                  171,914

METALS & MINING  -  0.73%
Alumina Ltd.                                                                                   19,668,800          82,891
Worthington Industries, Inc.                                                                    2,920,800          42,585
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                  854,900          39,112
                                                                                                                  164,588

ELECTRICAL EQUIPMENT  -  0.68%
Emerson Electric Co.                                                                            1,470,000          83,423
Hubbell Inc., Class B                                                                           1,605,000          68,758
                                                                                                                  152,181

MACHINERY  -  0.64%
Volvo AB, Class B                                                                               2,700,000          75,153
Spirax-Sarco Engineering PLC                                                                    3,336,391          31,503
Fong's Industries Co. Ltd. (2)                                                                 31,750,000          22,688
Seco Tools AB, Class B                                                                            255,000           8,498
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031  (3)                               100,000           6,169
                                                                                                                  144,011

BUILDING PRODUCTS  -  0.61%
Geberit AG                                                                                        207,500          85,225
Uponor Oyj                                                                                      1,460,000          38,743
Ultraframe PLC                                                                                  3,317,000          13,661
                                                                                                                  137,629

BEVERAGES  -  0.60%
Foster's Group Ltd.                                                                            41,522,163         134,177


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.60%
Premier Farnell PLC (2)                                                                        19,158,484          83,144
Solectron Corp. 0% LYON convertible notes 2020                                               $ 51,000,000          29,325
Solectron Corp. 7.25% ACES convertible preferred 2004                                           1,350,000 units    21,695
                                                                                                                  134,164

INDUSTRIAL CONGLOMERATES  -  0.59%
General Electric Co.                                                                            4,600,000         133,446


SPECIALTY RETAIL  -  0.54%
Dixons Group PLC                                                                               34,184,561          78,653
Toys "R" Us, Inc. 6.25% 2005                                                                      805,000 units    33,005
DFS Furniture Co. PLC                                                                           1,391,430           9,457
                                                                                                                  121,115

OTHER  -  3.87%
IHC Caland NV (2)                                                                               1,679,797          71,438
Kowloon Motor Bus Co. (1933) Ltd.                                                              12,354,000          63,624
Sonic Healthcare Ltd.                                                                          12,813,749          62,156
Vodafone Group PLC                                                                             20,000,000          41,949
Vodafone Group PLC (ADR)                                                                          875,000          18,506
Singapore Technologies Engineering Ltd.                                                        48,700,000          54,002
Sky City Ltd.                                                                                   8,729,800          47,817
Texwinca Holdings Ltd.                                                                         56,500,000          40,373
Temple-Inland Inc. 7.50% Upper DECS 2005                                                          690,000 units    36,480
ServiceMaster Co.                                                                               3,080,600          35,334
WD-40 Co. (2)                                                                                   1,076,650          34,937
Raytheon Co. - RC Trust I 8.25% convertible preferred 2006                                        682,000 units    34,441
Pacifica Group Ltd. (2)                                                                         9,300,000          33,801
Cheung Kong Infrastructure Holdings Ltd.                                                       14,223,000          30,856
SCMP Group Ltd.                                                                                50,005,117          24,465
SMRT Corp. Ltd.                                                                                68,363,000          24,156
Ekornes ASA                                                                                     1,455,425          24,135
Hung Hing Printing Group Ltd.                                                                  28,550,000          23,525
General Motors Corp., Series B, 5.25% convertible debentures 2032                             $ 1,000,000          23,160
JCG Holdings Ltd.                                                                              29,432,000          22,168
Ford Motor Co. Capital Trust II 6.50% cumulative convertible
   trust preferred 2032                                                                           473,600          21,999
Hilton Group PLC                                                                                6,300,000          20,715
Baxter International Inc. 7.00% convertible preferred 2006                                        400,000 units    19,780
Electronic Data Systems Corp. 7.625% FELINE PRIDES 2004                                           929,500 units    19,194
Hays PLC                                                                                        5,200,000          10,752
Northrop Grumman Corp. 7.25% convertible preferred 2004                                           100,000 units    10,090
Singapore Post Private Ltd.                                                                    25,010,000           9,628
Qantas Airways Ltd.                                                                             3,503,800           8,944
Shui On Construction and Materials Ltd. (1)                                                     1,766,000           2,626
                                                                                                                  871,051

Miscellaneous  -  4.95%
Other equity securities in initial period of acquisition                                                        1,113,286


TOTAL EQUITY SECURITIES (cost: $12,347,758,000)                                                                14,601,178


                                                                                                Principal          Market
                                                                                                 amount             value
Bonds & notes - 28.26%                                                                            (000)             (000)

DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.09%
Deutsche Telekom International Finance BV:
 8.25% 2005 (5)                                                                                 $  30,475       $  33,311
 3.875% 2008                                                                                       10,375          10,356
 8.50% 2010 (5)                                                                                     5,000           6,027
 5.25% 2013                                                                                        11,500          11,455
 8.75% 2030 (5)                                                                                    20,000          25,250
France Telecom: (5)
 8.45% 2006                                                                                        12,000          13,448
 9.00% 2011                                                                                        31,750          38,368
Orange PLC:
 8.75% 2006                                                                                         5,035           5,770
 9.00% 2009                                                                                        18,725          20,212
Koninklijke KPN NV:
 7.50% 2005                                                                                        54,007          59,044
 8.00% 2010                                                                                        12,000          14,325
Sprint Capital Corp.:
 6.00% 2007                                                                                        27,500          29,168
 7.625% 2011                                                                                       32,000          35,266
British Telecommunications PLC 7.875% 2005 (5)                                                     38,000          42,100
AT&T Corp. 7.00% 2006 (5)                                                                          30,000          33,250
SBC Communications Inc. 5.75% 2006                                                                 19,900          21,429
Telefonos de Mexico, SA de CV 8.25% 2006                                                           15,000          16,669
PCCW-HKT Capital Ltd.:
 7.75% 2011 (3)                                                                                    12,450          14,153
 7.75% 2011                                                                                         1,800           2,046
Telefonica Europe BV 7.35% 2005                                                                    10,000          10,909
Qwest Services Corp. 13.00% 2007 (3)                                                                8,840          10,078
Telecom Italia Capital: (3)
 4.00% 2008                                                                                         5,750           5,751
 5.25% 2013                                                                                         4,250           4,227
Singapore Telecommunications Ltd.:
 6.375% 2011 (3)                                                                                      175             193
 6.375% 2011                                                                                        6,575           7,247
                                                                                                                  470,052

WIRELESS TELECOMMUNICATION SERVICES  -  1.36%
AT&T Wireless Services, Inc.:
 7.50% 2007                                                                                         3,075           3,452
 7.875% 2011                                                                                       69,433          79,475
Tritel PCS, Inc. 10.375% 2011                                                                      43,364          52,081
TeleCorp PCS, Inc. 10.625% 2010                                                                    11,823          13,950
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                    91,600          97,912
Vodafone Group PLC:
 7.625% 2005                                                                                       50,000          53,669
 7.75% 2010                                                                                         5,000           5,923
                                                                                                                  306,462

COMMERCIAL BANKS  -  1.35%
Household Finance Corp.:
 8.00% 2005                                                                                        15,206          16,569
 6.50% 2006                                                                                        20,000          21,774
 5.75% 2007                                                                                        11,000          11,885
 6.40% 2008                                                                                        25,000          27,775
Wells Fargo & Co.:
 5.125% 2007                                                                                       20,000          21,340
 3.50% 2008                                                                                        10,000           9,997
Wells Fargo Financial, Inc. 6.125% 2012                                                            15,000          16,368
J.P. Morgan Chase & Co.:
 5.35% 2007                                                                                         8,000           8,595
 4.00% 2008                                                                                        10,000          10,153
 5.75% 2013                                                                                        15,000          15,772
Chase Manhattan Corp. 6.50% 2005                                                                    4,000           4,297
Bank of America Corp.:
 5.25% 2007                                                                                        20,000          21,380
 3.875% 2008                                                                                        4,400           4,468
 4.875% 2012                                                                                        2,000           1,999
BankAmerica Corp.:
 Series I, 7.125% 2005                                                                              1,500           1,619
 7.125% 2006                                                                                        1,000           1,110
 7.125% 2011                                                                                        1,750           2,031
Royal Bank of Scotland Group PLC, Series 3, 7.816% (undated)                                       20,000          22,180
Bank One, National Association 5.50% 2007                                                          20,000          21,692
HVB Funding Trust III 9.00% 2031 (3)                                                               15,000          17,488
Credit Suisse First Boston (USA), Inc. 4.625% 2008                                                 12,000          12,482
Popular North America, Inc., Series E, 3.875% 2008                                                 10,000           9,932
Signet Bank 7.80% 2006                                                                              7,760           8,873
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (3)  (5)                                      7,610           8,588
Zions Bancorp. 6.00% 2015                                                                           4,000           4,165
                                                                                                                  302,532

INSURANCE  -  1.21%
Monumental Global Funding Trust II: (3)
 2001-B, Series B, 6.05% 2006                                                                      25,000          27,103
 2002-A, Series A, 5.20% 2007                                                                      35,000          37,749
International Lease Finance Corp.:
 4.35% 2008                                                                                        18,500          18,760
 4.50% 2008                                                                                        12,000          12,331
 4.55% 2009                                                                                         4,600           4,558
AIG SunAmerica Global Financing II 7.60% 2005 (3)                                                  20,000          21,853
Prudential Insurance Co. of America 6.375% 2006 (3)                                                27,945          30,657
Prudential Holdings, LLC, Series C, 8.695% 2023 (3)  (6)                                           15,000          18,194
Prudential Funding LLC 6.60% 2008 (3)                                                               6,000           6,692
Allstate Corp. 5.375% 2006                                                                         20,000          21,576
Allstate Financial Global Funding LLC 5.25% 2007 (3)                                               15,000          16,099
Nationwide Life Insurance Co. 5.35% 2007 (3)                                                       22,500          24,090
Mangrove Bay Pass Through Trust 6.102% 2033 (3)                                                    17,000          16,573
Principal Life Global 4.40% 2010 (3)                                                               10,000           9,987
CNA Financial Corp. 6.75% 2006                                                                      3,230           3,281
Lincoln National Corp. 6.50% 2008                                                                   2,000           2,204
                                                                                                                  271,707

MEDIA  -  1.12%
Viacom Inc.:
 5.625% 2007                                                                                       40,000          43,280
 6.625% 2011                                                                                       15,000          16,828
Liberty Media Corp.:
 3.50% 2006                                                                                         7,000           6,919
 7.875% 2009                                                                                       38,250          43,285
Comcast Cable Communications, Inc.:
 8.375% 2007                                                                                       20,000          23,138
 6.875% 2009                                                                                       10,000          11,199
Cox Radio, Inc. 6.625% 2006                                                                        30,000          32,156
Time Warner Inc. 8.18% 2007                                                                        20,000          23,102
AOL Time Warner Inc. 6.15% 2007                                                                     5,000           5,441
Univision Communications Inc.:
 2.875% 2006                                                                                       13,000          12,958
 3.875% 2008                                                                                        4,100           4,054
 7.85% 2011                                                                                         5,630           6,634
Clear Channel Communications, Inc.:
 6.00% 2006                                                                                         7,000           7,557
 6.625% 2008                                                                                        8,245           9,161
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                    5,000           5,762
                                                                                                                  251,474

HEALTH CARE PROVIDERS & SERVICES  -  0.96%
HCA Inc.:
 7.125% 2006                                                                                       61,801          66,231
 6.95% 2012                                                                                         4,000           4,149
 6.25% 2013                                                                                        11,600          11,490
 6.75% 2013                                                                                        10,000          10,260
Columbia/HCA Healthcare Corp.:
 7.15% 2004                                                                                         4,050           4,108
 6.91% 2005                                                                                        10,345          10,866
 7.00% 2007                                                                                        20,230          21,793
 7.25% 2008                                                                                        13,150          14,241
HCA - The Healthcare Co. 8.75% 2010                                                                10,150          11,698
Aetna Inc. 7.375% 2006                                                                             17,250          19,063
Health Net, Inc. 8.375% 2011                                                                       14,785          17,510
Humana Inc. 7.25% 2006                                                                             12,850          14,032
UnitedHealth Group Inc. 7.50% 2005                                                                  9,270          10,216
                                                                                                                  215,657

AUTOMOBILES & COMPONENTS -  0.96%
General Motors Acceptance Corp.:
 7.50% 2005                                                                                        20,000          21,423
 4.50% 2006                                                                                        10,000          10,160
 6.125% 2006                                                                                       25,000          26,444
 6.125% 2007                                                                                        7,250           7,644
 6.875% 2011                                                                                        8,000           8,265
 6.875% 2012                                                                                        4,750           4,877
General Motors Corp. 7.20% 2011                                                                     4,145           4,353
DaimlerChrysler North America Holding Corp.:
 7.40% 2005                                                                                        25,000          26,436
 6.40% 2006                                                                                        28,000          29,949
 4.05% 2008                                                                                         4,480           4,335
 4.75% 2008                                                                                         2,520           2,520
Ford Motor Credit Co.:
 6.875% 2006                                                                                       17,000          17,801
 7.25% 2011                                                                                        19,000          19,327
 7.375% 2011                                                                                       20,000          20,391
Meritor Automotive, Inc. 6.80% 2009                                                                 2,500           2,438
ArvinMeritor, Inc. 8.75% 2012                                                                       8,000           8,440
                                                                                                                  214,803

DIVERSIFIED FINANCIAL SERVICES  -  0.92%
USA Education, Inc. 5.625% 2007                                                                    38,000          41,007
SLM Corp.:
 Series A, 3.625% 2008                                                                             10,000          10,005
 3.95% 2008                                                                                         3,000           3,023
General Electric Capital Corp.:
 Series A, 5.00% 2007                                                                              40,000          42,441
 4.25% 2008                                                                                        10,000          10,306
MBNA Corp.:
 5.625% 2007                                                                                       26,000          27,742
 Series F, 7.50% 2012                                                                                 800             914
 Series F, 6.125% 2013                                                                              4,000           4,176
 5.00% 2015                                                                                         2,000           1,912
MBNA America Bank, National Association 5.375% 2008                                                 5,000           5,317
Capital One Bank:
 6.875% 2006                                                                                       15,000          16,290
 5.75% 2010                                                                                         3,000           3,151
Capital One Financial Corp.:
 7.25% 2003                                                                                         1,000           1,004
 8.75% 2007                                                                                         3,250           3,641
 7.125% 2008                                                                                        5,750           6,205
CIT Group Inc. 6.875% 2009                                                                         16,000          17,872
Citigroup Inc. 3.50% 2008                                                                           5,000           5,001
Commercial Credit Co. 6.625% 2006                                                                   1,975           2,188
American Express Credit Corp. 3.00% 2008                                                            5,000           4,882
                                                                                                                  207,077

UTILITIES  -  0.88%
Dominion Resources, Inc.:
 Series B, 4.125% 2008                                                                             10,000          10,179
 Series 2002-D, 5.125% 2009                                                                         8,250           8,704
 Series 2000-A, 8.125% 2010                                                                        15,000          17,964
 Series 2002-C, 5.70% 2012 (5)                                                                      4,250           4,454
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                         6,000           6,411
NiSource Finance Corp.:
 7.625% 2005                                                                                       17,725          19,444
 6.15% 2013                                                                                         3,000           3,198
 5.40% 2014                                                                                        25,000          25,047
Cilcorp Inc.:
 8.70% 2009                                                                                        17,025          20,419
 9.375% 2029                                                                                        5,000           6,585
AmerenEnergy Generating Co., Series D, 8.35% 2010                                                   5,000           6,071
Exelon Generation Co., LLC 6.95% 2011                                                              16,600          18,548
Commonwealth Edison Co.:
 Series 99, 3.70% 2008                                                                              2,750           2,756
 Series 101, 4.70% 2015                                                                             3,000           2,890
Exelon Corp. 6.75% 2011                                                                             2,000           2,220
Alabama Power Co.:
 Series X, 3.125% 2008                                                                              1,800           1,759
 4.70% 2010                                                                                         1,750           1,768
 Series Q, 5.50% 2017                                                                               4,000           4,129
Southern Power Co., Series B, 6.25% 2012                                                            6,000           6,489
Progress Energy, Inc. 6.85% 2012                                                                    8,000           8,915
TGT Pipeline, LLC 5.20% 2018 (3)                                                                    7,250           6,809
Public Service Co. of Colorado 4.875% 2013                                                          5,000           4,966
Oncor Electric Delivery Co. 6.375% 2012                                                             3,725           4,088
Kern River Funding Corp. 4.893% 2018 (3)  (6)                                                       3,125           3,075
MidAmerican Energy Co. 5.125% 2013                                                                  1,500           1,514
                                                                                                                  198,402

MULTI-UTILITIES & UNREGULATED POWER  -  0.72%
Williams Companies, Inc.:
 7.125% 2011                                                                                       30,000          30,900
 8.125% 2012                                                                                       30,700          33,309
Williams Holdings of Delaware, Inc.:
 6.25% 2006                                                                                        24,000          24,720
 6.50% 2008                                                                                         6,000           6,090
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012                                         8,000           9,400
Duke Capital Corp.:
 7.50% 2009                                                                                         8,000           9,037
 6.25% 2013                                                                                         5,000           5,181
Duke Energy Corp. First and Refunding Mortgage Bonds, Series B, 3.75% 2008                         10,000          10,005
El Paso Corp.:
 7.00% 2011                                                                                         5,000           4,237
 7.875% 2012                                                                                        8,000           6,860
 7.75% 2032                                                                                         7,000           5,338
Constellation Energy Group, Inc. 6.125% 2009                                                       11,000          12,050
Equitable Resources, Inc.:
 5.15% 2012                                                                                         2,500           2,568
 5.15% 2018 (3)                                                                                     3,125           3,085
                                                                                                                  162,780


REAL ESTATE  -  0.57%
United Dominion Realty Trust, Inc.:
 4.50% 2008                                                                                         4,500           4,560
 6.50% 2009                                                                                        18,500          20,378
Hospitality Properties Trust:
 7.00% 2008                                                                                         3,000           3,210
 6.75% 2013                                                                                        18,925          19,547
EOP Operating LP:
 6.50% 2004                                                                                           865             873
 6.625% 2005                                                                                          500             528
 8.375% 2006                                                                                          600             674
 7.75% 2007                                                                                        14,000          16,050
Spieker Properties, LP 7.125% 2009                                                                  2,000           2,264
Developers Diversified Realty Corp. 4.625% 2010                                                    19,205          18,781
Kimco Realty Corp.:
 Series C, 3.95% 2008                                                                               3,000           2,993
 6.00% 2012                                                                                         2,000           2,118
Price REIT, Inc. 7.50% 2006                                                                         2,900           3,296
Simon Property Group, LP:
 5.375% 2008                                                                                        2,000           2,100
 4.875% 2010                                                                                        5,000           5,065
Federal Realty Investment Trust:
 6.125% 2007                                                                                        4,500           4,699
 8.75% 2009                                                                                         1,000           1,195
Boston Properties LP 6.25% 2013                                                                     5,000           5,332
Rouse Co. 7.20% 2012                                                                                4,700           5,231
Archstone-Smith Operating Trust  5.00% 2007                                                         5,000           5,223
ERP Operating Limited Partnership 6.625% 2012                                                       3,000           3,297
                                                                                                                  127,414

CONSUMER STAPLES  -  0.53%
Delhaize America, Inc.:
 7.375% 2006                                                                                        7,000           7,508
 8.125% 2011                                                                                       14,000          15,523
Nabisco, Inc.:
 7.05% 2007                                                                                         1,000           1,124
 7.55% 2015                                                                                         6,645           7,868
 6.375% 2035 (5)                                                                                   10,020          10,532
Kraft Foods Inc.:
 4.625% 2006                                                                                        1,000           1,043
 6.25% 2012                                                                                         1,855           2,002
Unilever Capital Corp. 6.875% 2005                                                                 20,000          21,847
Wal-Mart Stores, Inc. 3.375% 2008                                                                  12,000          11,853
SUPERVALU INC:
 7.625% 2004                                                                                        2,000           2,080
 7.875% 2009                                                                                        5,212           5,989
 7.50% 2012                                                                                         2,980           3,375
Albertson's, Inc. 7.50% 2011                                                                       10,000          11,427
Kellogg Co. 6.00% 2006                                                                              5,750           6,196
Cadbury Schweppes US Finance LLC 5.125% 2013 (3)                                                    5,500           5,466
Fred Meyer, Inc. 7.375% 2005                                                                        5,000           5,342
                                                                                                                  119,175

OTHER  -  2.90%
Electronic Data Systems Corp. 6.00% 2013 (3) (5)                                                   60,000          56,937
Tyco International Group SA:
 6.375% 2005                                                                                       20,000          21,075
 5.80% 2006                                                                                         5,000           5,250
 6.125% 2008                                                                                       15,000          15,844
 6.125% 2009                                                                                        3,000           3,169
 6.375% 2011                                                                                        4,500           4,703
Motorola, Inc.:
 6.75% 2006                                                                                        23,000          24,786
 7.625% 2010                                                                                       10,000          11,274
 8.00% 2011                                                                                         5,000           5,799
Phillips Petroleum Co. 8.50% 2005                                                                  34,925          38,422
Packaging Corp. of America: (3)
 4.375% 2008                                                                                       25,000          24,840
 5.75% 2013                                                                                         4,000           3,995
Dow Chemical Co.:
 5.00% 2007                                                                                        10,500          10,944
 5.75% 2008                                                                                        10,500          11,179
 5.75% 2009                                                                                         5,000           5,279
Washington Mutual, Inc.:
 2.40% 2005                                                                                         7,000           6,996
 7.50% 2006                                                                                        16,500          18,515
J.C. Penney Co., Inc.:
 8.00% 2010                                                                                         8,000           8,940
 7.40% 2037                                                                                        15,065          16,044
Cendant Corp.:
 6.875% 2006                                                                                       14,525          15,974
 6.25% 2008                                                                                         1,750           1,901
 7.375% 2013                                                                                        2,500           2,869
PHH Corp. 6.00% 2008                                                                                3,000           3,213
MGM Mirage, Inc. 8.50% 2010                                                                        17,000          19,359
MGM Grand, Inc. 6.875% 2008                                                                         2,000           2,118
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011 (3)  (6)                           19,365          21,210
Weyerhaeuser Co.:
 5.95% 2008                                                                                        11,593          12,419
 5.25% 2009                                                                                         7,000           7,228
 6.75% 2012                                                                                         1,000           1,084
Toys "R" Us, Inc.:
 6.875% 2006                                                                                        5,000           5,398
 7.625% 2011                                                                                        5,000           5,519
 7.875% 2013                                                                                        5,055           5,594
 7.375% 2018                                                                                        3,585           3,696
Pemex Finance Ltd. 8.875% 2010 (6)                                                                 12,427          14,630
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                              11,500          12,449
IT&T Corp. 6.75% 2005                                                                               2,000           2,120
Lennar Corp., Series B, 9.95% 2010                                                                 12,125          13,995
Hilton Hotels Corp.:
 7.625% 2008                                                                                        4,000           4,425
 7.20% 2009                                                                                         5,662           6,179
 7.625% 2012                                                                                        2,825           3,139
Worldspan LP 9.625% 2011 (3)                                                                       13,860          13,583
Raytheon Co.:
 6.30% 2005                                                                                         5,500           5,786
 6.50% 2005                                                                                         7,063           7,564
Hyatt Equities, LLC 6.875% 2007 (3)                                                                12,120          12,879
Hutchison Whampoa International Ltd. 6.50% 2013 (3)                                                11,800          12,316
Lowe's Companies, Inc.:
 Series B, 6.70% 2007                                                                               5,455           6,067
 8.25% 2010                                                                                         4,455           5,439
Valero Energy Corp. 6.125% 2007                                                                    10,000          10,948
Fort James Corp. 6.875% 2007                                                                       10,050          10,653
International Paper Co. 8.125% 2024                                                                10,000          10,580
WMX Technologies, Inc. 8.00% 2004                                                                   9,785          10,057
Carnival Corp. 6.15% 2008                                                                           8,250           8,818
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012                                       10,000           8,762
John Deere Capital Corp. 3.90% 2008                                                                 8,000           8,107
Royal Caribbean Cruises Ltd.:
 7.25% 2006                                                                                         4,500           4,759
 8.75% 2011                                                                                         2,500           2,800
International Game Technology 8.375% 2009                                                           6,000           7,170
BHP Finance Ltd. 6.69% 2006                                                                         6,480           7,137
Harrah's Operating Co., Inc. 7.125% 2007                                                            6,000           6,745
Pulte Corp. 8.375% 2004                                                                             6,430           6,656
Allegheny Technologies, Inc. 8.375% 2011                                                            8,000           6,600
Johnson & Johnson 8.72% 2024                                                                        5,750           6,371
Bristol-Myers Squibb Co. 5.25% 2013 (3)                                                             5,000           5,117
Target Corp.:
 5.95% 2006                                                                                         2,000           2,174
 3.375% 2008                                                                                        1,650           1,644
Office Depot, Inc. 6.25% 2013                                                                       3,000           3,114
Norske Skogindustrier ASA 6.125% 2015 (3)                                                           2,000           2,012
Nordstrom, Inc. 8.95% 2005                                                                            525             586
                                                                                                                  652,954

COLLATERALIZED MORTGAGE-/ASSET-BACKED OBLIGATIONS  -  4.89%
British Airways PLC 8.75% 2016 (5)                                                      Lira       38,750          65,349
Wells Fargo Mortgage Backed Securities Trust: (6)
 Series 2003-13, Class A-1, 4.50% 2018                                                          $  20,000          19,646
 Series 2003-12, Class A-1, 4.75% 2018                                                             10,000           9,900
 Series 2003-K, Class A-1, 4.522% 2033 (5)                                                         25,000          24,773
 Series 2003-M, Class A-1, 4.78% 2033                                                              10,000           9,894
WaMu Mortgage Pass-Through Certificates Trust: (5)  (6)
 Series 2003-AR7, Class A-7, 3.842% 2033                                                           22,056          21,571
 Series 2003-AR8, Class A, 4.03% 2033                                                               9,581           9,657
 Series 2003-AR6, Class A-1, 4.385% 2033                                                           24,469          24,452
AmeriCredit Automobile Receivables Trust, Class A-4, FSA insured: (6)
 Series 2002-C, 3.55% 2009                                                                         32,000          32,234
 Series 2003-CF, 3.48% 2010                                                                        20,000          19,314
Bear Stearns Commercial Mortgage Securities Inc.: (6)
 Series 2002-HOME, Class A, 1.72% 2013 (3)  (5)                                                    25,720          25,664
 Series 1999-WF2, Class A-1, 6.80% 2031                                                            22,126          23,701
Morgan Stanley Dean Witter Capital I Trust, Class A-1: (6)
 Series 2001-TOP5, 5.02% 2035                                                                      15,849          16,606
 Series 2003-TOP9, 3.98% 2036                                                                      31,128          31,133
Metris Master Trust: (5)  (6)
 Series 2001-1, Class B, 1.92% 2007                                                                15,484          15,513
 Series 2001-3, Class A, 1.35% 2008                                                                 8,500           8,357
 Series 2000-3, Class A, 1.38% 2009                                                                18,000          17,245
 Series 2001-2, Class A, 1.44% 2009                                                                 3,500           3,314
CHL Mortgage Pass-Through Trust: (6)
 Series 2003-J6, Class 2-A-1, 4.75% 2018                                                            4,290           4,277
 Series 2003-27, Class A-1, 3.846% 2033 (5)                                                         8,632           8,565
 Series 2003-56, Class A-6, 4.95% 2033                                                             30,000          30,465
Chase Commercial Mortgage Securities Corp., Class A-1: (6)
 Series 1998-2, 6.025% 2030                                                                        13,604          14,533
 Series 2000-2, 7.543% 2032                                                                        16,873          18,747
 Series 2000-1, 7.656% 2032                                                                         8,399           9,274
Banc of America Mortgage Securities Trust: (5)  (6)
 Series 2003-F, Class 2-A-1, 3.734% 2033                                                            4,421           4,402
 Series 2003-G, Class 2-A-1, 4.088% 2033                                                           19,163          19,208
 Series 2003-D, Class 2-A-1, 4.183% 2033                                                           18,009          18,079
MMCA Auto Owner Trust: (6)
 Series 2000-2, Class B, 7.42% 2005                                                                 8,000           8,179
 Series 2001-3, Class A-3, 1.37% 2006 (5)                                                           3,909           3,894
 Series 2001-3, Class B, 2.07% 2008 (5)                                                             2,639           2,507
 Series 2002-4, Class A-4, 3.05% 2009                                                               4,000           3,938
 Series 2002-3, Class A-4, 3.57% 2009                                                              10,000           9,933
 Series 2002-2, Class A-4, 4.30% 2010                                                              10,000          10,117
 Series 2002-2, Class B, 4.67% 2010                                                                 1,509           1,326
Salomon Brothers Commercial Mortgage Trust, Class A-1: (6)
 Series 2001-C2, 4.482% 2006                                                                       13,007          13,457
 Series 2000-C1, 7.46% 2008                                                                        21,494          24,007
Bear Stearns ARM Trust: (5)  (6)
 Series 2003-6, Class A-2, 4.079% 2033                                                             18,888          19,071
 Series 2003-3, Class II-A-2, 4.224% 2033                                                          14,902          14,997
MBNA Master Credit Card Trust II: (6)
 Series 2000-I, Class A, 6.90% 2008                                                                25,000          27,136
 Series 2000-H, Class B, 1.72% 2013 (5)                                                             5,000           5,028
Chase Funding Trust, Series 2003-1, Class IIA-2, 1.45% 2032 (5)  (6)                               30,000          29,981
PP&L Transition Bond Co. LLC, Series 1999-1: (6)
 Class A-7, 7.05% 2009                                                                             10,000          11,207
 Class A-8, 7.15% 2009                                                                             16,190          18,599
CS First Boston Mortgage Securities Corp.: (6)
 Series 2003-AR20, Class II-A-2, 4.028% 2033 (5)                                                    9,084           9,123
 Series 2001-CF2, Class A-3, 6.238% 2034                                                           11,000          12,069
 Series 1998-C1, Class C, 6.78% 2040                                                                6,550           7,224
CPS Auto Receivables Trust, Class A-2, XLCA insured: (3)  (6)
 Series 2003-A, 2.89% 2009                                                                          6,492           6,461
 Series 2002-B, 3.50% 2009                                                                         14,469          14,733
 Series 2002-C, 3.52% 2009                                                                          4,288           4,325
Consumer Credit Reference Index Securities Program Trust,
   Series 2002-1, AMBAC insured, 3.14% 2007 (3)  (5)  (6)                                          20,000          19,943
Delta Air Lines, Inc.:
 Series 2003-1, Class G, AMBAC insured, 1.911% 2009 (3)  (5)  (6)                                   4,387           4,415
 Series 2001-1, Class A-2, 7.111% 2013                                                              5,000           5,097
 Series 2002-1, Class C, 7.779% 2013 (6)                                                            9,219           7,896
 1991 Equipment Certificates Trust, Series K, 10.00% 2014 (3)  (6)                                  2,000           1,555
SeaWest Securitization, LLC, XLCA insured: (3)  (6)
 Series 2002-A, Class A-2, 2.58% 2008                                                               4,184           4,195
 Series 2002-A, Class A-3, 3.58% 2008                                                               1,000           1,018
 Series 2003-A, Class A-2, 2.84% 2009                                                              12,000          12,143
GE Capital Commercial Mortgage Corp., Series 2001-1,
   Class A-1, 6.079% 2033 (6)                                                                      16,073          17,328
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1,
   Class D, 6.974% 2030 (6)                                                                        15,595          17,166
Triad Automobile Receivables Owner Trust, Class A-3, AMBAC insured: (6)
 Series 2002-A, 2.62% 2007                                                                          6,750           6,829
 Series 2002-1, 3.00% 2009 (3)                                                                     10,000          10,144
Continental Airlines, Inc.:
 MBIA insured, 2.046% 2009 (5)                                                                      2,000           2,018
 Series 1997-4, Class A, 6.90% 2019 (6)                                                             5,056           4,987
 Series 2000-1, Class A-1, 8.048% 2022 (6)                                                          7,225           7,388
Home Equity Asset Trust, Series 2003-5, Class A-2, 1.47% 2033 (5) (6)                              14,044          14,053
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015 (3) (6)                            11,088          12,114
Pass-through Amortizing Credit Card Trusts, Series 2002-1,
   Class A-3FX, 6.298% 2012 (3)  (6)                                                               11,709          11,823
Southwest Airlines Co., Series 2001-1: (6)
 Class A-2, 5.496% 2006                                                                             1,400           1,508
 Class B, 6.126% 2006                                                                               8,500           9,246
California Infrastructure and Economic Development Bank, Special Purpose Trust, Series 1997-1:  (6)
 SCE-1, Class A-6, 6.38% 2008                                                                       7,220           7,696
 PG&E-1, Class A-7, 6.42% 2008                                                                      2,687           2,861
Educational Enhancement Funding Corp. Tobacco Settlement Bonds,
   Series 2002-A, 6.72% 2025 (6)                                                                   11,053          10,491
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class II-A,
   4.311% 2033 (5)  (6)                                                                            10,000          10,060
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates,
   Series 2003-5, Class A-2, 2.43% 2033 (6)                                                        10,000          10,008
CompuCredit Credit Card Master Note Business Trust, Series 2001-One,
   Class A, 1.51% 2008 (3) (5) (6)                                                                 10,000           9,968
Residential Funding Mortgage Securities I, Series 2003-S15, Class A-1,
   4.50% 2018 (6)                                                                                   9,798           9,626
Residential Asset Securities Corp. Trust, Series 2002-KS8, Class A-3,
   AMBAC insured, 3.69% 2027 (6)                                                                    9,000           9,160
Drive Auto Receivables Trust, Series 2003-1, Class A-3, MBIA insured,
   2.41% 2007 (3) (6)                                                                               9,000           9,051
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured,
   3.03% 2010 (6)                                                                                   8,000           8,125
Capital One Multi-asset Execution Trust, Series 2003-1, Class A,
   1.51% 2009 (5) (6)                                                                               8,000           8,043
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023 (6)                         7,500           7,708
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed Bonds,
   Series 2001-A, 6.36% 2025 (6)                                                                    7,909           7,670
Structured Asset Securities Corp., Series 2003-17A, Class 3-A1,
   4.01% 2033 (5) (6)                                                                               7,401           7,258
Green Tree Financial Corp., Series 1998-4, Class A-5, 6.18% 2030 (6)                                6,852           6,980
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A, Class A-4,
   MBIA insured, 7.33% 2006 (3) (6)                                                                 6,433           6,477
Banco Itau SA, Series 2002-2, XLCA insured, 1.828% 2006 (3) (5) (6)                                 6,000           5,970
Providian Master Trust, Series 2000-3, Class C, 7.60% 2007 (3) (6)                                  5,000           5,053
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2,
   1.69% 2030 (5) (6)                                                                               5,000           5,027
Security National Mortgage Loan Trust, Series 2000-1, Class A-2,
   8.75% 2024 (3) (6)                                                                               4,624           4,882
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured,
   2.985% 2007 (3) (6)                                                                              3,363           3,374
Continental Auto Receivables Owner Trust, Series 2000-A, Class A-4,
   MBIA insured, 7.42% 2004 (3) (6)                                                                 3,053           3,072
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013                                      3,000           3,053
Prestige Auto Receivables Trust, Series 2001-1A, Class A, FSA insured,
   5.26% 2009 (3) (6)                                                                               2,131           2,188
NPF XII, Inc.: (3) (4) (6) (7)
 Series 2001-1A, Class A, 1.989% 2004  (5)                                                          3,000             360
 Series 2001-3, Class A, 5.52% 2007                                                                 5,000             600
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured,
   6.264% 2021 (6)                                                                                    900             929
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015 (3) (6) (7)                                 5,000             290
NextCard Credit Card Master Note Trust, Series 2001-1A, Class A,
   1.42% 2007 (3) (5) (6)                                                                              93              92
                                                                                                                1,100,123


FEDERAL AGENCY OBLIGATIONS: MORTGAGE PASS-THROUGHS   (6) -  1.68%
Fannie Mae:
 3.82% 2033 (5)                                                                                    28,009          27,910
 4.011% 2033 (5)                                                                                    4,898           4,920
 4.222% 2033 (5)                                                                                    7,710           7,768
 5.00% 2018 - 2033                                                                                 31,581          31,869
 5.50% 2017 - 2033                                                                                103,920         106,242
 6.00% 2016 - 2017                                                                                 53,955          56,249
 6.50% 2031 - 2032                                                                                  9,846          10,248
 7.00% 2016 - 2032                                                                                  5,419           5,719
 7.50% 2029 - 2031                                                                                  2,426           2,594
 10.50% 2021 - 2022                                                                                 1,984           2,303
 11.00% 2015 - 2020                                                                                 3,958           4,656

Freddie Mac:
 4.50% 2018                                                                                         9,725           9,695
 5.00% 2018                                                                                        23,220          23,602
 5.50% 2033                                                                                        27,000          27,129
 6.00% 2017                                                                                         1,504           1,568
 7.50% 2032                                                                                        10,003          10,723

Government National Mortgage Assn.:
 5.50% 2033                                                                                        41,950          42,500
 6.50% 2032                                                                                         3,564           3,740
                                                                                                                  379,435


FEDERAL AGENCY OBLIGATIONS: COLLATERALIZED MORTGAGE OBLIGATIONS (6) -  0.13%
Fannie Mae:
 Series 2002-W7, Class A-2, 4.80% 2022                                                              5,000           5,159
 Series 2002-W3, Class A-5, 7.50% 2028                                                              1,422           1,558
 Series 2003-W10, Class 1A-2B, 3.112% 2037                                                          9,726           9,696
 Series 2001-50, Class BA, 7.00% 2041                                                               1,732           1,836
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.542% 2027 (3) (5)                    4,788           5,301
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                  5,000           4,990
                                                                                                                   28,540

OTHER FEDERAL AGENCY OBLIGATIONS  -  0.42%
Fannie Mae: 7.125% 2005                                                                            65,500          70,073
Freddie Mac: 7.00% 2005                                                                            22,500          24,414
                                                                                                                   94,487

GOVERNMENT & GOVERNMENTAL AUTHORITIES (EXCLUDING U.S.)  -  0.05%
United Mexican States Government Global 4.625% 2008                                                12,200          12,261

U.S. TREASURY NOTES AND BONDS  -  5.20%
 11.875% November 2003                                                                            137,000         137,471
 7.25% May 2004                                                                                   200,000         206,532
 12.375% May 2004                                                                                  96,000         101,745
 13.750% August 2004                                                                              162,000         177,795
 7.875% November 2004                                                                              39,000          41,626
 6.50% May 2005                                                                                     7,500           8,061
 12.00% May 2005                                                                                  100,000         115,938
 10.75% August 2005                                                                                85,000          98,454
 9.375% February 2006                                                                              62,000          72,220
 3.375% January 2007  (8)                                                                          11,650          12,709
 8.75% November 2008                                                                              100,000         100,281
 10.375% November 2009                                                                             23,000          25,099
 12.75% November 2010                                                                              50,000          60,664
 6.375% August 2027                                                                                 9,000          10,368
                                                                                                                1,168,963

MUNICIPAL OBLIGATIONS  -  0.32%
County of Los Angeles, Taxable Pension Obligation Bonds, Series 1994-A,
   AMBAC insured, 8.57% 2005                                                                       25,000          27,669
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2003-A1:
 5.00% 2021                                                                                        13,500          13,290
 6.25% 2033                                                                                        10,000           8,826
Dept. of Water Resources, Power Supply Revenue Bonds, Series 2002-E,
   3.585% 2004                                                                                     10,000          10,075
Badger Tobacco Asset Securitization Corp., Tobacco Settlement
   Asset-backed Bonds, 6.125% 2027 (expected maturity 2014)                                        10,340           9,452
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B,
   5.50% 2030 (expected maturity 2013)                                                              3,400           2,776
                                                                                                                   72,088


Total bonds & notes (cost: $6,173,544,000)                                                                      6,356,386



                                                                                                Principal          Market
                                                                                                 amount             value
Short-term securities - 7.39%                                                                     (000)             (000)

Corporate short-term notes  -  4.99%
Coca-Cola Co. 1.01% - 1.03% due 11/19/2003-1/20/2004                                           $  128,100      $  127,958
E.I. DuPont de Nemours & Co. 1.02% - 1.06% due 12/3/2003-1/20/2004 (9)                            111,000         110,819
Pfizer Inc 1.02% due 12/1-12/23/2003 (3)                                                          110,000         109,881
Wal-Mart Stores Inc. 1.00% due 11/3-11/18/2003 (3)                                                 74,000          73,971
Procter & Gamble Co. 1.00% - 1.03% due 11/12-12/12/2003 (3)                                        71,500          71,454
Wells Fargo & Co. 1.04% due 12/3/2003                                                              59,000          58,944
BellSouth Corp. 1.00% due 11/3-11/5/2003 (3)                                                       52,700          52,693
Kimberly-Clark Worldwide Inc. 1.01% - 1.03% due 11/10-11/14/2003 (3)                               50,000          49,983
Merck & Co. Inc. 1.02% due 11/17/2003                                                              50,000          49,975
United Parcel Service Inc. 0.98% due 11/21/2003                                                    50,000          49,970
CAFCO, LLC 1.06% due 12/8/2003 (3)                                                                 50,000          49,944
SBC International Inc. 1.025% - 1.03% due 11/17-11/20/2003 (3)                                     49,700          49,673
Target Corp. 1.00% - 1.01% due 11/10-11/24/2003                                                    48,200          48,175
ChevronTexaco Corp. 1.00% - 1.03% due 11/3-12/16/2003                                              46,500          46,482
Edison Asset Securitization LLC 1.07% due 11/17-12/2/2003 (3)                                      45,500          45,466
Household Finance Corp. 1.08% due 1/13/2004                                                        34,300          34,223
American Express Credit Corp. 1.05% due 1/21/2004                                                  27,500          27,434
Johnson & Johnson 1.00% due 1/12/2004 (3)                                                          25,000          24,947
Verizon Network Funding Corp. 1.02% due 11/4/2003                                                  20,000          19,998
American General Finance Corp. 1.07% due 1/6/2004                                                  20,000          19,960
                                                                                                                1,121,950

U.S. Treasuries  -  1.71%
U.S. Treasury Bills 0.82% - 1.00% due 11/13/2003-4/15/2004 (9)                                    384,300         383,660

Federal agency discount notes  -  0.39%
Tenessee Valley Authority 0.91% due 11/20/2003                                                     34,000          33,983
International Bank for Reconstruction and Development 1.00% due 11/21/2003                         28,400          28,383
Federal Farm Credit Banks 0.99% due 12/30/2003 (9)                                                 25,000          24,958
                                                                                                                   87,324

Certificates of deposit  -  0.30%
Wells Fargo & Co. 1.04%-1.06% due 12/5-12/15/2003                                                  66,500          66,500


Total short-term securities (cost: $1,659,402,000)                                                              1,659,434


Total investment securities (cost: $20,180,704,000)                                                            22,616,998
Other assets less liabilities                                                                                    (128,494)

Net assets                                                                                                    $22,488,504


(1)  Security did not produce income during the last 12 months.
(2)  The fund owns 8.21%, 6.84%, 6.50%, 6.40%, 5.78%, 5.64%, 5.51%, 5.32%, 5.23%
     and 5.20% of the outstanding voting securities of Capital & Regional PLC, Pacifica Group Ltd., Fortune Real Estate Investment Trust, WD-40 Co., M-real Oyj, Fong's Industries Co. Ltd., Ascendas Real Estate Investment Trust, Premier Farnell PLC, GATX Corp., and IHC Caland NV, respectively, and thus is considered an affiliate of these companies under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5)  Coupon rate may change periodically.
(6) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(7) Company not making scheduled interest payments; bankruptcy proceedings pending.
(8) Index-linked bond whose principal amount moves with a government retail price index.
(9) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since April 30, 2003

ABN AMRO
Ascendas REIT
Baxter International
BT Group
Cheung Kong Infrastructure Holdings
Chubb
Cia. Vale do Rio Doce
Deutsche Telekom
Developers Diversified Realty
Emerson Electric
Equitable Resources
Fannie Mae
Fong's Industries
Fortis
Fortune REIT
Freddie Mac
Hays
Hilton Group
Husky Energy
iStar Financial
Kowloon Motor Bus
KT
Northeast Utilities
Portugal Telecom
Schering-Plough
ServiceMaster
Singapore Post
Sky City
Sonic Healthcare
TDC
Telecom Italia
TOTAL
Unibail
Unilever
UnumProvident
Vodafone
Wing Lung Bank


Equity securities eliminated from the portfolio since April 30, 2003

Analog Devices
Federal Signal
HKR International
Kerr-McGee
National City
Williams Companies
WMC Resources


FINANCIAL STATEMENTS

Statement of assets and liabilities
at October 31, 2003
(dollars and shares in thousands, except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $19,785,147)          $22,155,796
  Affiliated issuers (cost: $395,557)                   461,202     $22,616,998
 Cash                                                                        99
 Receivables for:
  Sales of investments                                   81,244
  Sales of fund's shares                                140,925
  Dividends and interest                                154,117         376,286
                                                                     22,993,383

LIABILITIES:
 Payables for:
  Purchases of investments                              372,469
  Repurchases of fund's shares                           12,725
  Dividends on fund's shares                            105,133
  Investment advisory services                            4,862
  Services provided by affiliates                         8,908
  Deferred Directors' compensation                          544
  Other fees and expenses                                   238         504,879

NET ASSETS AT OCTOBER 31, 2003                                      $22,488,504

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                         $20,117,127
 Distributions in excess of net investment income                      (112,250)
 Undistributed net realized gain                                         47,145
 Net unrealized appreciation                                          2,436,482

NET ASSETS AT OCTOBER 31, 2003                                      $22,488,504



TOTAL AUTHORIZED CAPITAL STOCK - 1,000,000 SHARES, $.01 PAR VALUE


                                                 SHARES       NET ASSET VALUE
                     NET ASSETS               OUTSTANDING       PER SHARE

Class A              $18,273,401               403,438            $45.29
Class B                1,532,121                33,826             45.29
Class C                1,695,792                37,440             45.29
Class F                  538,514                11,889             45.29
Class 529-A              120,933                 2,670             45.29
Class 529-B               31,418                   694             45.29
Class 529-C               53,774                 1,187             45.29
Class 529-E                7,202                   159             45.29
Class 529-F                1,247                    28             45.29
Class R-1                  4,865                   107             45.29
Class R-2                 57,137                 1,261             45.29
Class R-3                 45,803                 1,011             45.29
Class R-4                  5,524                   122             45.29
Class R-5                120,773                 2,666             45.29


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $48.05 for each.


See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2003                       (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $23,431; also includes
            $13,057 from affiliates)                   $465,966
  Interest (includes $375 from affiliates)              289,473        $755,439

 Fees and expenses:
  Investment advisory services                           49,143
  Distribution services                                  51,360
  Transfer agent services                                13,130
  Administrative services                                 3,009
  Reports to shareholders                                   504
  Registration statement and prospectus                   1,039
  Postage, stationery and supplies                        1,288
  Directors' compensation                                   303
  Auditing and legal                                         98
  Custodian                                               1,929
  State and local taxes                                     116
  Other                                                     118
  Total expenses before reimbursement                   122,037
   Reimbursement of expenses                                340         121,697
 Net investment income                                                  633,742

NET REALIZED GAIN AND UNREALIZED APPRECIATION
  ON INVESTMENTS AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                           122,520
  Non-U.S. currency transactions                         (3,425)        119,095
 Net unrealized appreciation on:
  Investments                                         2,008,207
  Non-U.S. currency translations                            192       2,008,399
   Net realized gain and unrealized appreciation
    on investments and non-U.S. currency                              2,127,494
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                     $2,761,236



See Notes to Financial Statements


Statement of changes in net assets                       (dollars in thousands)


                                                        Year ended October 31
                                                          2003          2002
OPERATIONS:
 Net investment income                                 $633,742        $401,625
 Net realized gain on investments and
  non-U.S. currency transactions                        119,095         177,186
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations   2,008,399        (679,111)
  Net increase (decrease) in net assets
   resulting from operations                          2,761,236        (100,300)

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income and
 currency losses                                       (738,021)       (453,022)
 Distributions from net realized gain
  on investments                                       (149,966)       (224,286)
   Total dividends and distributions paid
    to shareholders                                    (887,987)       (677,308)

Capital share transactions                            9,444,131       3,691,794

Total increase in net assets                         11,317,380       2,914,186

Net assets:
 Beginning of year                                   11,171,124       8,256,938
 End of year (including distributions in excess of
  net investment income: $112,250 and
  $63,503, respectively)                            $22,488,504     $11,171,124


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend - with higher income distributions every quarter to the extent possible - together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
                          Initial sales        Contingent deferred sales         Conversion feature
Share class                   charge              charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes A and 529-A       Up to 5.75%          None (except 1% for certain       None
                                               redemptions within one year
                                               of purchase without an initial
                                               sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes B and 529-B       None                 Declines from 5% to zero for      Classes B and 529-B
                                               redemptions within six years      convert to classes A
                                               of purchase                       and 529-A, respectively,
                                                                                 after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class C                   None                 1% for redemptions within one     Class C converts to
                                               year of purchase                  Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-C               None                 1% for redemptions within         None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-E               None                 None                              None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes F and 529-F       None                 None                              None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,    None                 None                              None
   R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

     MORTGAGE  DOLLAR  ROLLS - The fund may  enter  into  mortgage  dollar  roll transactions  in  which  the fund  sells a  mortgage-backed  security  to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

     SECURITIES LENDING - The fund may lend portfolio securities from time to time in order to earn additional income; however, it does not currently intend to engage in an ongoing or regular securities lending program. When the fund lends securities, it receives collateral in an amount not less than 100% of the market value of the loaned securities throughout the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered on the next business day. If the borrower defaults on its obligation to return the securities loaned, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income earned is included in interest income in the accompanying financial statements.

2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on investments; and amortization of premiums or discounts. As of October 31, 2003, a portion of the difference between the tax basis undistributed net investment income and currency gains and the distributions in excess of net investment income for financial reporting purposes is attributed to amortization of premiums and discounts of $109,752,000. The remainder of the difference is substantially attributed to the accrual of dividends payable to shareholders on fund shares for financial reporting purposes of $105,133,000. Such amounts are not deducted from tax basis undistributed net investment income and currency gains until paid. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of October 31, 2003, the cost of investment securities for federal income tax purposes was $20,288,468,000.

During the year ended October 31, 2003, the fund reclassified $55,532,000 from undistributed net realized gains to undistributed net investment income; and reclassified $31,984,000 from undistributed net realized gains to additional paid in capital to align financial reporting with tax reporting.

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)
Undistributed net investment income and currency gains                  $95,959
Undistributed long-term capital gains                                    52,473
Gross unrealized appreciation on investment securities                2,520,789
Gross unrealized depreciation on investment securities                 (192,259)

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                     Year ended                                                Year ended
                  October 31, 2003                                           October 31, 2002
                    Distributions       Distributions          Total          Distributions      Distributions       Total
                   from ordinary        from long-term     distributions      from ordinary      from long-term   distributions
Share class(1)          income          capital gains          paid              income          capital gains       paid

Class A             $ 638,512            $ 132,738           $ 771,250         $ 429,540           $ 217,769      $ 647,309
Class B                36,618                6,635              43,253            10,033               3,646         13,679
Class C                36,073                6,351              42,424             8,130               2,288         10,418
Class F                14,536                2,286              16,822             3,054                 583          3,637
Class 529-A             3,446                  481               3,927               471                   -            471
Class 529-B               707                  118                 825                90                   -             90
Class 529-C             1,197                  204               1,401               166                   -            166
Class 529-E               188                   26                 214                20                   -             20
Class 529-F                29                    2                  31                -*                   -             -*
Class R-1                  89                    7                  96                 4                   -              4
Class R-2               1,076                   91               1,167                23                   -             23
Class R-3                 856                   65                 921                11                   -             11
Class R-4                 120                    4                 124                 1                   -              1
Class R-5               4,574                  958               5,532             1,479                   -          1,479
Total               $ 738,021            $ 149,966           $ 887,987         $ 453,022           $ 224,286      $ 677,308
* Amount less than one thousand.

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.150% on such assets in excess of $8 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. The Board of Directors approved an amended agreement effective November 1, 2003, continuing the series of rates to include additional annual rates of 0.145% on daily net assets in excess of $13 billion but not exceeding $17 billion; 0.140% on such assets in excess of $17 billion but not exceeding $21 billion; 0.135% on such assets in excess of $21 billion but not exceeding $27 billion; and 0.130% on such assets in excess of $27 billion. Beginning January 13, 2003, the date such assets exceeded $13 billion, CRMC voluntarily reduced fees for investment advisory services to the rates provided by the amended agreement. As a result, for the year ended October 31, 2003, the fee shown on the accompanying financial statements of $49,143,000, which was equivalent to an annualized rate of 0.305%, was voluntarily reduced by $228,000 to $48,915,000, or 0.303% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

     -----------------------------------------------------------------------
     SHARE CLASS                  CURRENTLY APPROVED LIMITS     PLAN LIMITS
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Class A                                0.30%                  0.30%
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Class 529-A                             0.30                   0.50
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes B and 529-B                     1.00                   1.00
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes C, 529-C and R-1                1.00                   1.00
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Class R-2                               0.75                   1.00
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes 529-E and R-3                   0.50                   0.75
     -----------------------------------------------------------------------
     -----------------------------------------------------------------------
     Classes F, 529-F and R-4                0.25                   0.50
     -----------------------------------------------------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. For the year ended October 31, 2003, the total fees paid by CRMC were $112,000. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended October 31, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
                                                                        ADMINISTRATIVE SERVICES
                                                           ------------------------------------------------------------
                                                                                                    COMMONWEALTH OF
                                                                   CRMC                                VIRGINIA
                          DISTRIBUTION    TRANSFER AGENT      ADMINISTRATIVE   TRANSFER AGENT       ADMINISTRATIVE
         SHARE CLASS        SERVICES         SERVICES            SERVICES        SERVICES              SERVICES
         --------------------------------------------------------------------------------------------------------------
             Class A         $30,499          $12,136        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          9,512             994          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          9,597          Included            $1,440              $246            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           803           Included             482                 89             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         70            Included             111                 11                  $ 74
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         191           Included              28                 10                   19
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         321           Included              48                 13                   32
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         22            Included              6                   1                   4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          2            Included              1                  -*                    1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          24            Included              4                   4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          211           Included              42                 175            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          102           Included              31                 35             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           6            Included              4                   2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              93                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $51,360          $13,130            $2,290              $589                 $130
         ----------------==============================================================================================
         * Amount less than one thousand.

DEFERRED DIRECTORS'COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $216,000 in current fees (either paid in cash or deferred) and a net increase of $87,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):
                                                            Reinvestments of
                                                             dividends and
                                         Sales(2)            distributions
Share class(1)                      Amount    Shares         Amount     Shares

YEAR ENDED OCTOBER 31, 2003
Class A                         $7,405,320   174,398       $ 663,828    15,700
Class B                          1,007,923    23,803          35,734       840
Class C                          1,213,322    28,456          33,454       786
Class F                            398,746     9,376          12,315       289
Class 529-A                         80,292     1,896           3,520        83
Class 529-B                         21,377       506             744        17
Class 529-C                         36,230       855           1,262        30
Class 529-E                          5,100       120             190         4
Class 529-F                          1,063        25              25         1
Class R-1                            4,490       106              79         1
Class R-2                           55,487     1,307             958        22
Class R-3                           45,582     1,071             735        17
Class R-4                            5,754       135             100         2
Class R-5                           51,100     1,190           3,666        87
Total net increase
   (decrease)                  $10,331,786   243,244       $ 756,610    17,879

YEAR ENDED OCTOBER 31, 2002
Class A                         $3,213,249    74,760       $ 557,555    12,948
Class B                            379,427     8,822          10,680       249
Class C                            407,138     9,471           7,717       180
Class F                            161,609     3,773           2,338        55
Class 529-A                         33,479       776             304         7
Class 529-B                          8,031       188              55         1
Class 529-C                         14,190       330             104         2
Class 529-E                          1,741        41              13        -*
Class 529-F                             71         2              -*        -*
Class R-1                              461        11               1        -*
Class R-2                            5,108       124               6        -*
Class R-3                            2,498        61               3        -*
Class R-4                              295         7              -*        -*
Class R-5                           82,166     1,864             720        17
Total net increase
   (decrease)                   $4,309,463   100,230       $ 579,496    13,459


Share class(1)                         Repurchases(2)           Net increase
                                      Amount    Shares        Amount     Shares
YEAR ENDED OCTOBER 31, 2003
Class A                         $ (1,364,724)  (32,332)   $6,704,424    157,766
Class B                              (79,340)   (1,870)      964,317     22,773
Class C                              (93,871)   (2,208)    1,152,905     27,034
Class F                              (66,373)   (1,572)      344,688      8,093
Class 529-A                           (3,520)      (83)       80,292      1,896
Class 529-B                             (693)      (16)       21,428        507
Class 529-C                           (1,034)      (24)       36,458        861
Class 529-E                             (278)       (6)        5,012        118
Class 529-F                               -*        -*         1,088         26
Class R-1                               (479)      (11)        4,090         96
Class R-2                             (7,472)     (175)       48,973      1,154
Class R-3                             (5,700)     (134)       40,617        954
Class R-4                               (850)      (20)        5,004        117
Class R-5                            (19,931)     (458)       34,835        819
Total net increase
   (decrease)                   $ (1,644,265)  (38,909)   $9,444,131    222,214

YEAR ENDED OCTOBER 31, 2002
Class A                         $ (1,115,501)  (25,984)   $2,655,303     61,724
Class B                              (29,860)     (709)      360,247      8,362
Class C                              (31,041)     (741)      383,814      8,910
Class F                              (17,690)     (415)      146,257      3,413
Class 529-A                             (385)       (9)       33,398        774
Class 529-B                              (93)       (2)        7,993        187
Class 529-C                             (234)       (6)       14,060        326
Class 529-E                              (18)       -*         1,736         41
Class 529-F                                -         -            71          2
Class R-1                                (14)       -*           448         11
Class R-2                               (686)      (17)        4,428        107
Class R-3                               (156)       (4)        2,345         57
Class R-4                                (82)       (2)          213          5
Class R-5                             (1,405)      (34)       81,481      1,847
Total net increase
   (decrease)                   $ (1,197,165)  (27,923)   $3,691,794     85,766

* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2)  Includes exchanges between share classes of the fund.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of October 31, 2003, the total value of restricted securities was $1,340,367,000, which represented 5.96% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,643,766,000 and $3,898,759,000, respectively, during the year ended October 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended October 31, 2003, the custodian fee of $1,929,000 included $53,000 that was offset by this reduction, rather than paid in cash.

FINANCIAL HIGHLIGHTS (1)


                                         Income (loss) from investment operations (2) (3)
                                                                     Net
                                     Net asset                   gains(losses)
                                       value,         Net        on securities      Total from
                                     beginning    investment     (both realized     investment
                                     of period      income       and unrealized)    operations

CLASS A:
 Year ended 10/31/2003                $40.73         $1.72            $5.36           $7.08
 Year ended 10/31/2002                 43.80          1.82            (1.67)            .15
 Year ended 10/31/2001                 43.69          1.94             1.19            3.13
 Year ended 10/31/2000                 44.90          1.99              .26            2.25
 Year ended 10/31/1999                 48.40          1.93             (.70)           1.23
CLASS B:
 Year ended 10/31/2003                 40.73          1.38             5.36            6.74
 Year ended 10/31/2002                 43.80          1.48            (1.67)           (.19)
 Year ended 10/31/2001                 43.69          1.60             1.19            2.79
 Period from 3/15/2000 to 10/31/2000   40.33           .96             3.44            4.40
CLASS C:
 Year ended 10/31/2003                 40.73          1.35             5.36            6.71
 Year ended 10/31/2002                 43.80          1.45            (1.67)           (.22)
 Period from 3/15/2001 to 10/31/2001   44.15           .81             (.14)            .67
CLASS F:
 Year ended 10/31/2003                 40.73          1.67             5.36            7.03
 Year ended 10/31/2002                 43.80          1.76            (1.67)            .09
 Period from 3/15/2001 to 10/31/2001   44.15           .99             (.14)            .85
CLASS 529-A:
 Year ended 10/31/2003                 40.73          1.70             5.36            7.06
 Period from 2/19/2002 to 10/31/2002   43.06          1.19            (2.13)           (.94)
CLASS 529-B:
 Year ended 10/31/2003                 40.73          1.30             5.36            6.66
 Period from 2/15/2002 to 10/31/2002   43.33           .98            (2.40)          (1.42)
CLASS 529-C:
 Year ended 10/31/2003                 40.73          1.31             5.36            6.67
 Period from 2/20/2002 to 10/31/2002   43.12           .97            (2.20)          (1.23)
CLASS 529-E:
 Year ended 10/31/2003                 40.73          1.53             5.36            6.89
 Period from 3/1/2002 to 10/31/2002    43.74          1.08            (2.83)          (1.75)
CLASS 529-F:
 Year ended 10/31/2003                 40.73          1.64             5.36            7.00
 Period from 9/17/2002 to 10/31/2002   41.74           .14             (.89)           (.75)
CLASS R-1:
 Year ended 10/31/2003                 40.73          1.35             5.36            6.71
 Period from 6/11/2002 to 10/31/2002   45.41           .52            (4.53)          (4.01)
CLASS R-2:
 Year ended 10/31/2003                 40.73          1.36             5.36            6.72
 Period from 5/31/2002 to 10/31/2002   46.10           .51            (5.16)          (4.65)
CLASS R-3:
 Year ended 10/31/2003                 40.73          1.52             5.36            6.88
 Period from 6/4/2002 to 10/31/2002    45.74           .56            (4.80)          (4.24)
CLASS R-4:
 Year ended 10/31/2003                 40.73          1.68             5.36            7.04
 Period from 5/20/2002 to 10/31/2002   45.84           .65            (4.85)          (4.20)
CLASS R-5:
 Year ended 10/31/2003                 40.73          1.81             5.36            7.17
 Period from 5/15/2002 to 10/31/2002   45.87           .89            (5.02)          (4.13)




                                 Dividends and distributions

                                          Dividends
                                          (from net    Distributions        Total             Net asset
                                         investment    (from capital    dividends and         value, end      Total
                                           income)          gains)      distributions         of period       return(4)

CLASS A:
 Year ended 10/31/2003                    $(2.00)         $(.52)          $(2.52)               $45.29        17.95%
 Year ended 10/31/2002                     (2.05)         (1.17)           (3.22)                40.73          .16
 Year ended 10/31/2001                     (2.08)          (.94)           (3.02)                43.80         7.39
 Year ended 10/31/2000                     (1.92)         (1.54)           (3.46)                43.69         5.56
 Year ended 10/31/1999                     (1.92)         (2.81)           (4.73)                44.90         2.52
CLASS B:
 Year ended 10/31/2003                     (1.66)          (.52)           (2.18)                45.29        17.03
 Year ended 10/31/2002                     (1.71)         (1.17)           (2.88)                40.73         (.61)
 Year ended 10/31/2001                     (1.74)          (.94)           (2.68)                43.80         6.56
 Period from 3/15/2000 to 10/31/2000       (1.04)             -            (1.04)                43.69        10.97
CLASS C:
 Year ended 10/31/2003                     (1.63)          (.52)           (2.15)                45.29        16.94
 Year ended 10/31/2002                     (1.68)         (1.17)           (2.85)                40.73         (.69)
 Period from 3/15/2001 to 10/31/2001       (1.02)             -            (1.02)                43.80         1.52
CLASS F:
 Year ended 10/31/2003                     (1.95)          (.52)           (2.47)                45.29        17.82
 Year ended 10/31/2002                     (1.99)         (1.17)           (3.16)                40.73          .03
 Period from 3/15/2001 to 10/31/2001       (1.20)             -            (1.20)                43.80         1.94
CLASS 529-A:
 Year ended 10/31/2003                     (1.98)          (.52)           (2.50)                45.29        17.89
 Period from 2/19/2002 to 10/31/2002       (1.39)             -            (1.39)                40.73        (2.31)
CLASS 529-B:
 Year ended 10/31/2003                     (1.58)          (.52)           (2.10)                45.29        16.82
 Period from 2/15/2002 to 10/31/2002       (1.18)             -            (1.18)                40.73        (3.37)
CLASS 529-C:
 Year ended 10/31/2003                     (1.59)          (.52)           (2.11)                45.29        16.83
 Period from 2/20/2002 to 10/31/2002       (1.16)             -            (1.16)                40.73        (2.96)
CLASS 529-E:
 Year ended 10/31/2003                     (1.81)          (.52)           (2.33)                45.29        17.44
 Period from 3/1/2002 to 10/31/2002        (1.26)             -            (1.26)                40.73        (4.09)
CLASS 529-F:
 Year ended 10/31/2003                     (1.92)          (.52)           (2.44)                45.29        17.72
 Period from 9/17/2002 to 10/31/2002        (.26)             -             (.26)                40.73        (1.79)
CLASS R-1:
 Year ended 10/31/2003                     (1.63)          (.52)           (2.15)                45.29        16.94
 Period from 6/11/2002 to 10/31/2002        (.67)             -             (.67)                40.73        (8.84)
CLASS R-2:
 Year ended 10/31/2003                     (1.64)          (.52)           (2.16)                45.29        16.99
 Period from 5/31/2002 to 10/31/2002        (.72)             -             (.72)                40.73       (10.10)
CLASS R-3:
 Year ended 10/31/2003                     (1.80)          (.52)           (2.32)                45.29        17.42
 Period from 6/4/2002 to 10/31/2002         (.77)             -             (.77)                40.73        (9.27)
CLASS R-4:
 Year ended 10/31/2003                     (1.96)          (.52)           (2.48)                45.29        17.84
 Period from 5/20/2002 to 10/31/2002        (.91)             -             (.91)                40.73        (9.20)
CLASS R-5:
 Year ended 10/31/2003                     (2.09)          (.52)           (2.61)                45.29        18.20
 Period from 5/15/2002 to 10/31/2002       (1.01)             -            (1.01)                40.73        (9.04)





                                                   Ratio of       Ratio of
                                     Net assets,   expenses       net income
                                    end of period  to average     to average
                                    (in millions)  net assets (6) net assets (9)

CLASS A:
 Year ended 10/31/2003                   $18,273         .65%           4.04%
 Year ended 10/31/2002                    10,006         .67            4.19
 Year ended 10/31/2001                     8,057         .66            4.36
 Year ended 10/31/2000                     7,368         .67            4.67
 Year ended 10/31/1999                     8,773         .64            4.15
CLASS B:
 Year ended 10/31/2003                     1,532        1.44            3.19
 Year ended 10/31/2002                       450        1.44            3.41
 Year ended 10/31/2001                       118        1.41            3.35
 Period from 3/15/2000 to 10/31/2000          18        1.44 (7)        3.90 (7)
CLASS C:
 Year ended 10/31/2003                     1,696        1.51            3.08
 Year ended 10/31/2002                       424        1.52            3.31
 Period from 3/15/2001 to 10/31/2001          65        1.51 (7)        2.98 (7)
CLASS F:
 Year ended 10/31/2003                       539         .76            3.86
 Year ended 10/31/2002                       155         .79            4.04
 Period from 3/15/2001 to 10/31/2001          17         .80 (7)        3.70 (7)
CLASS 529-A:
 Year ended 10/31/2003                       121         .70            3.99
 Period from 2/19/2002 to 10/31/2002          32         .91 (7)        4.05 (7)
CLASS 529-B:
 Year ended 10/31/2003                        31        1.64            3.04
 Period from 2/15/2002 to 10/31/2002           8        1.66 (7)        3.32 (7)
CLASS 529-C:
 Year ended 10/31/2003                        54        1.63            3.05
 Period from 2/20/2002 to 10/31/2002          13        1.65 (7)        3.31 (7)
CLASS 529-E:
 Year ended 10/31/2003                         7        1.10            3.57
 Period from 3/1/2002 to 10/31/2002            2        1.11 (7)        3.87 (7)
CLASS 529-F:
 Year ended 10/31/2003                         1         .85            3.78
 Period from 9/17/2002 to 10/31/2002           - (5)     .10             .35
CLASS R-1:
 Year ended 10/31/2003                         5        1.53 (8)        3.12
 Period from 6/11/2002 to 10/31/2002           - (5)     .60 (8)        1.27
CLASS R-2:
 Year ended 10/31/2003                        57        1.49 (8)        3.11
 Period from 5/31/2002 to 10/31/2002           4         .63 (8)        1.29
CLASS R-3:
 Year ended 10/31/2003                        46        1.11 (8)        3.46
 Period from 6/4/2002 to 10/31/2002            2         .46 (8)        1.40
CLASS R-4:
 Year ended 10/31/2003                         6         .76 (8)        3.79
 Period from 5/20/2002 to 10/31/2002           - (5)     .34 (8)        1.59
CLASS R-5:
 Year ended 10/31/2003                       121         .44            4.28
 Period from 5/15/2002 to 10/31/2002          75         .21            2.10



                                              Year ended October 31
                                   2003     2002     2001       2000     1999

Portfolio turnover rate
  for all classes of shares         27%      36%      37%        41%      21%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net gains (losses) on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.
(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5)  Amount less than 1 million.
(6) CRMC voluntarily agreed to reduce a portion of the fees relating to investment advisory fees during the year ended October 31, 2003. Had CRMC not reduced such fees, the expense ratios would have been higher by .002% for each share class.
(7)  Annualized.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agency services. Had CRMC not paid such fees, expense ratios would have been 1.66%, 1.85%, 1.15% and .79% for classes R-1, R-2, R-3 and R-4, respectively, during the year ended October 31, 2003, and .87%, .77%, .62% and .76% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended October 31, 2002.
(9) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by .34 percentage points as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.



Report of independent auditors

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Los Angeles, California
December 2, 2003





TAX INFORMATION (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

During the fiscal year ended October 31, 2003, the fund paid a long-term capital gain distribution of $149,966,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, 52% of the dividends paid by the fund from net investment income from January 1 through the end of the fund's fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 28% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, 14% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.